LITMAN GREGORY FUNDS TRUST

Prospectus

(Share Class – Ticker Symbol)

Litman Gregory Masters Equity Fund - Institutional Class - MSEFX

Investor Class - MSENX

Litman Gregory Masters International Fund - Institutional Class - MSILX

Investor Class - MNILX

Litman Gregory Masters Smaller Companies Fund - Institutional Class - MSSFX

Litman Gregory Masters Alternative Strategies Fund - Institutional Class - MASFX

Investor Class - MASNX

April 30, 2018

As revised May 8, 2018

As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Privacy Notice	Inside Back Cover

For More Information	Back Cover

Litman Gregory Masters Equity Fund

Summary Section

Investment Objective

The Litman Gregory Masters Equity Fund (the “Equity Fund”) seeks long-term growth of capital; that is, the increase in the value of your investment over the long term.

Fees and Expenses of the Equity Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Equity Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Class	Investor Class
None	None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management Fees	1.10%	1.10%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.17%	0.17%

Total Annual Fund Operating Expenses	1.27%	1.52%
Fee Waiver and/or Expense Reimbursement(1)	-0.12%	-0.12%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.15%	1.40%

(1)	Litman Gregory Fund Advisors, LLC (“Litman Gregory”), the advisor to the Equity Fund, has contractually agreed, through April 30, 2019, to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the Equity Fund’s daily net assets retained by Litman Gregory is 0.40%. This agreement may be terminated at any time by the Board of Trustees of the Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to Litman Gregory, and Litman Gregory may decline to renew this agreement by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date. Litman Gregory has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to this agreement.

Example

This example is intended to help you compare the cost of investing in the Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Equity Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$129	$403	$697	$1,534
Investor Class	$155	$480	$829	$1,813

Portfolio Turnover

The Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Equity Fund are held in a taxable account as compared to shares of investment companies that hold investments for a longer period. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Equity Fund’s performance. During the most recent fiscal year, the Equity Fund’s portfolio turnover rate was 33.49% of the average value of its portfolio.

Principal Strategies

Litman Gregory Fund Advisors, LLC, the advisor to the Equity Fund, believes that it is possible to identify investment managers who, over a market cycle, will deliver superior returns relative to their peers. Litman Gregory also believes it can identify skilled stock pickers who, within their more diversified portfolios, have higher confidence in the return potential of some stocks than others. Litman Gregory believes a portfolio comprised only of these managers’ “higher confidence” stocks should outperform their more diversified portfolios over a market cycle.

Based on these beliefs, the Equity Fund’s strategy is to engage a number of proven managers as sub-advisors (each, a “manager” or “sub-advisor”), with each manager investing in the securities of companies that it believes have strong appreciation potential. Under normal conditions, each sub-advisor manages a portion of the Equity Fund’s assets by independently managing a portfolio typically composed of at least 5, but not more than 15, stocks. There is no minimum or maximum allocation of the Fund’s portfolio assets to each sub-advisor. Under normal market conditions, the Equity Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. Equity securities in which the Equity Fund may invest include common stocks, preferred stocks and convertible debt securities, which may be converted on specified terms into stock of the issuer. The Fund invests primarily in the securities of large-, mid- and small-sized U.S. companies, although the managers also have flexibility to invest in the securities of foreign companies (up to 50% of the Equity Fund’s net assets may be invested in foreign equity securities, which may include emerging markets). Each sub-advisor uses its own discretion to invest in any sized company it deems appropriate. By executing this strategy, the Equity Fund seeks to:

•	combine the efforts of several experienced, high quality managers;

•	access the favorite stock-picking ideas of each manager at any point in time;

•	deliver a portfolio that is prudently diversified in terms of stocks (typically 60 to 100) and industries while allowing each manager to run a portion of the portfolio focused on only its favorite stocks; and

•	further diversify across different-sized companies and stock-picking styles by incorporating managers with a variety of stock-picking disciplines.

2	Litman Gregory Funds Trust

Generally, a security may be sold: (1) if the manager believes the security’s market price exceeds the manager’s estimate of intrinsic value; (2) if the manager’s view of the business fundamentals or management of the underlying company changes; (3) if a more attractive investment opportunity is found; (4) if general market conditions trigger a change in the manager’s assessment criteria; or (5) for other portfolio management reasons.

Principal Risks

Investment in stocks exposes shareholders of the Equity Fund to the risk of losing money if the value of the stocks held by the Equity Fund declines during the period an investor owns shares in the Equity Fund. The following risks could affect the value of your investment:

•	Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Equity Fund. The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Equity Fund.

•	Convertible Securities Risk. This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

•	Smaller Companies Risk. The Equity Fund may invest a portion of its assets in the securities of small- and mid-sized companies. Securities of small and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies. This is because smaller companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•	Foreign Company and Emerging Markets Risk. The Equity Fund may invest a portion of its assets in stocks of companies based outside of the United States. Foreign securities involve additional risks, including those related to currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets. These risks are greater in emerging markets.

•	Portfolio Turnover Risk. High portfolio turnover involves correspondingly greater expenses to the Equity Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the Equity Fund’s shareholders as compared to shareholders of investment companies that hold investments for a longer period.

•	Multi-Style Management Risk. Because portions of the Equity Fund’s assets are managed by different portfolio managers using different styles, the Equity Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

•	Technology Investment Risk. The Equity Fund may invest a portion of its assets in the technology sector, which is a very volatile segment of the market. The nature of technology is that it is rapidly changing. Therefore, products or services that may initially look promising may subsequently fail or become obsolete. In addition, many technology companies are younger, smaller and unseasoned companies which may not have established products, an experienced management team, or earnings history.

Performance

The following performance information provides some indication of the risks of investing in the Equity Fund. The bar chart shows changes in the performance of the Equity Fund’s Institutional Class shares from year to year. The table below shows how the Equity Fund’s average annual total returns of the Institutional Class and Investor Class for the 1-, 5- and 10-year periods compare to those of a broad-based market index and an index of peer group mutual funds. Past performance, before and after taxes, does not necessarily indicate how the Equity Fund will perform in the future. Updated performance information is available on the Equity Fund’s website at www.mastersfunds.com.

Litman Gregory Masters Equity Fund - Institutional Class Calendar Year Total Returns as of December 31

Fund Summary	3

Litman Gregory Masters Equity Fund — (Continued)

During the period shown above, the highest and lowest quarterly returns earned by the Equity Fund were:

Highest:	21.39%	Quarter ended June 30, 2009
Lowest:	-29.78%	Quarter ended December 31, 2008

Average Annual Total Returns (for the periods ended December 31, 2017)
	One Year	Five Years	Ten Years
Litman Gregory Masters Equity Fund
Institutional Class
Return Before Taxes	21.15%	14.85%	7.15%
Return After Taxes on Distributions	19.03%	12.74%	6.03%
Return After Taxes on Distributions and Sale of Fund Shares	13.71%	11.50%	5.54%
Investor Class
Return Before Taxes	20.87%	14.64%	14.92%	*
Russell 3000® Index
(reflects no deduction for fees, expenses or taxes)	21.13%	15.58%	8.60%
Morningstar Large Blend Category
(reflects net performance of funds in this group)	20.47%	13.69%	6.93%

*	The Return Before Taxes shown above for the Investor Class shares of the Equity Fund is from April 30, 2009 (the inception date for the class) through December 31, 2017.

The Equity Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Equity Fund in a tax-deferred account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. After-tax returns are shown for only the Equity Fund’s Institutional Class, and after-tax returns for the Equity Fund’s Investor Class will vary. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

4	Litman Gregory Funds Trust

Management

INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE EQUITY FUND SINCE:
Litman Gregory Fund Advisors, LLC	Jeremy DeGroot, CFA, President of the Trust, Principal, Chief Investment Officer and Co-Portfolio Manager	2005

	Jack Chee, Principal, Senior Research Analyst and Co-Portfolio Manager	2014

	Rajat Jain, CFA, Principal, Senior Research Analyst and Co-Portfolio Manager	2014

SUB-ADVISOR	PORTFOLIO MANAGER	MANAGED THE EQUITY FUND SINCE:
Davis Selected Advisers, L.P.	Christopher C. Davis, Chairman	1999

	Danton Goei, Portfolio Manager	2016
Fiduciary Management, Inc.	Patrick J. English, CFA, Chairman, Chief Executive Officer, Chief Investment Officer	2013

	Jonathan T. Bloom, CFA, Director of Research	2017
Harris Associates L.P.	Clyde S. McGregor, CFA, Vice President and Portfolio Manager	2008

	William C. Nygren, CFA, Vice President, Chief Investment Officer – U.S. Equity, Portfolio Manager and Investment Analyst	2013
Nuance Investments, LLC	Scott Moore, CFA, President, Chief Investment Officer and Portfolio Manager	2014
Sands Capital Management, LLC	Frank M. Sands, CFA, Chief Investment Officer and Chief Executive Officer	2008

	A. Michael Sramek, CFA, Senior Portfolio Manager, Research Analyst, Managing Director	2008
Wells Capital Management, Inc.	Richard T. Weiss, CFA, Managing Director, Senior Portfolio Manager	1996

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Funds” section on page 19 of this Prospectus.

Fund Summary	5

Litman Gregory Masters International Fund

Summary Section

Investment Objective

The Litman Gregory Masters International Fund (the “International Fund”) seeks long-term growth of capital; that is, the increase in the value of your investment over the long term.

Fees and Expenses of the International Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Class	Investor Class
None	None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management Fees	1.10%	1.10%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.16%	0.20%

Total Annual Fund Operating Expenses	1.26%	1.55%
Fee Waiver and/or Expense Reimbursement(1)	-0.23%	-0.23%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1),(2)	1.03%	1.32%

(1)	Litman Gregory Fund Advisors, LLC (“Litman Gregory”), the advisor to the International Fund, has contractually agreed, through April 30, 2019, to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the International Fund’s daily net assets retained by Litman Gregory is 0.40% on the first $1 billion of the International Fund’s assets and 0.30% on assets over $1 billion. This agreement may be terminated at any time by the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to Litman Gregory, and Litman Gregory may decline to renew this agreement by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date. Litman Gregory has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to this agreement.

(2)	The “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” will not correlate to the corresponding ratios included in the International Fund’s Financial Highlights for that class of shares because the contractual operating expense limitation expired on April 30, 2017.

Example

This example is intended to help you compare the cost of investing in the International Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the International Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the International Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$128	$400	$692	$1,523
Investor Class	$158	$490	$845	$1,845

Portfolio Turnover

The International Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the International Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. These costs, which are not reflected in annual fund operating expenses or in the example, affect the International Fund’s performance. During the most recent fiscal year, the International Fund’s portfolio turnover rate was 41.90% of the average value of its portfolio.

Principal Strategies

Litman Gregory Fund Advisors, LLC, the advisor to the International Fund, believes that it is possible to identify international investment managers who, over a market cycle, will deliver superior returns relative to their peers. Litman Gregory also believes it can identify skilled stock pickers who, within their more diversified portfolios, have higher confidence in the return potential of some stocks than others. Litman Gregory believes a portfolio comprised only of these managers’ “higher confidence” stocks should outperform their more diversified portfolios over a market cycle.

Based on these beliefs, the International Fund’s strategy is to engage a number of proven managers as sub-advisors (each a “manager” or “sub-advisor”), with each manager investing in the securities of companies that it believes have strong appreciation potential. Under normal conditions, each sub-advisor manages a portion of the International Fund’s assets by independently managing a portfolio typically composed of between 8 and 15 stocks. There is no minimum or maximum allocation of the Fund’s portfolio assets to each sub-advisor. Under normal market conditions, the International Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the securities of companies organized or located outside of the United States, including large-, mid-, and small-cap companies and companies located in emerging markets. The International Fund ordinarily invests in the securities markets of at least five countries outside of the United States. Each sub-advisor uses its own discretion to invest in any sized company it deems appropriate. The managers have limited flexibility to invest in the securities of U.S. companies. By executing this strategy, the International Fund seeks to:

•	combine the efforts of several experienced, high quality international managers;

•	access the favorite stock-picking ideas of each manager at any point in time;

•	deliver a portfolio that is prudently diversified in terms of stocks (typically 48 to 90) and industries while still allowing each manager to run portfolio segments focused on only his favorite stocks; and

6	Litman Gregory Funds Trust

•	further diversify across different sized companies, countries, and stock-picking styles by including managers with a variety of stock-picking disciplines.

Generally, a security may be sold: (1) if the manager believes the security’s market price exceeds the manager’s estimate of intrinsic value; (2) if the manager’s view of the business fundamentals or management of the underlying company changes; (3) if a more attractive investment opportunity is found; (4) if general market conditions trigger a change in the manager’s assessment criteria; or (5) for other portfolio management reasons. The International Fund’s managers may trade its portfolio frequently.

Principal Risks

Investment in stocks exposes shareholders of the International Fund to the risk of losing money if the value of the stocks held by the International Fund declines during the period an investor owns shares in the International Fund. The following risks could affect the value of your investment:

•	Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the International Fund. The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the International Fund.

•	Foreign Company and Emerging Markets Risk. The International Fund will normally be invested in securities of companies based outside of the United States. Foreign securities involve additional risks, including those related to currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets. These risks are greater in emerging markets.

•	Emerging Markets Risk. The International Fund may invest a portion of its assets in emerging market countries. Emerging market countries are those with immature economic and political structures, and investing in emerging markets entails greater risk than in developed markets. Such risks could include those related to government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

•	Smaller Companies Risk. The International Fund may invest a portion of its assets in the securities of small- and mid-sized companies. Securities of small- and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies. This is because smaller companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•	Portfolio Turnover Risk. High portfolio turnover involves correspondingly greater expenses to the International Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the International Fund’s shareholders as compared to shareholders of investment companies that hold investments for a longer period.

•	Multi-Style Management Risk. Because portions of the International Fund’s assets are managed by different portfolio managers using different styles, the International Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

Performance

The following performance information provides some indication of the risks of investing in the International Fund. The bar chart shows changes in the performance of the International Fund’s Institutional Class shares from year to year. The table below shows how the International Fund’s average annual total returns of the Institutional Class and Investor Class for the 1-, 5- and 10-year periods compare to those of a broad-based market index, a secondary market index, as well as an index of peer group mutual funds. Past performance, before and after taxes, does not necessarily indicate how the International Fund will perform in the future. Updated performance information is available on the International Fund’s website at www.mastersfunds.com.

Litman Gregory Masters International Fund - Institutional Class

Calendar Year Total Returns as of December 31

Fund Summary	7

Litman Gregory Masters International Fund — (Continued)

During the period shown above, the highest and lowest quarterly returns earned by the International Fund were:

Highest:	26.71%	Quarter ended June 30, 2009
Lowest:	-24.94%	Quarter ended December 31, 2008

Average Annual Total Returns (for the periods ended December 31, 2017)
	One Year	Five Years	Ten Years
Litman Gregory Masters International Fund
Institutional Class
Return Before Taxes	23.61%	5.65%	1.47%
Return After Taxes on Distributions	22.88%	5.14%	1.06%
Return After Taxes on Distributions and Sale of Fund Shares	14.17%	4.39%	1.10%
Investor Class
Return Before Taxes	23.36%	5.38%	8.30%	*
MSCI ACWI ex-U.S. Index
(reflects no deduction for fees, expenses or taxes)	27.19%	6.80%	1.84%
MSCI EAFE Index
(reflects no deduction of fees, expenses or taxes)	25.03%	7.90%	1.94%
Morningstar Foreign Large Blend Category
(reflects net performance of funds in this group)	25.42%	7.05%	1.46%

*	The Return Before Taxes shown above for the Investor Class shares of the International Fund is from April 30, 2009 (the inception date for the class) through December 31, 2017.

The International Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the International Fund in a tax-deferred account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. After-tax returns are shown for only the International Fund’s Institutional Class, and after-tax returns for the International Fund’s Investor Class will vary. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

8	Litman Gregory Funds Trust

Management

INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE INTERNATIONAL FUND SINCE:
Litman Gregory Fund Advisors, LLC	Jeremy DeGroot, CFA, President of the Trust, Principal, Chief Investment Officer and Co-Portfolio Manager	2005

	Rajat Jain, Principal, CFA, Senior Research Analyst and Co-Portfolio Manager	2014

SUB-ADVISOR	PORTFOLIO MANAGER	MANAGED THE INTERNATIONAL FUND SINCE:
Evermore Global Advisors, LLC	David E. Marcus, Chief Investment Officer and Portfolio Manager	2017
Harris Associates L.P.	David G. Herro, CFA, Deputy Chairman, Portfolio Manager and Chief Investment Officer, International Equity	1997
Lazard Asset Management LLC	Mark Little, Portfolio Manager/Analyst	2013
Northern Cross, LLC	Howard Appleby, CFA, Portfolio Manager	2007

	Jean-Francois Ducrest, Portfolio Manager	2007

	James LaTorre, CFA, Portfolio Manager	2007
Pictet Asset Management, Ltd.	Fabio Paolini, CFA, Portfolio Manager, Head of EAFE Equities	2016

	Benjamin (Ben) Beneche, CFA, Portfolio Manager, Senior Investment Manager	2016
Thornburg Investment Management, Inc.	W. Vinson Walden, CFA, Portfolio Manager	2008

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Funds” section on page 19 of this Prospectus.

Fund Summary	9

Litman Gregory Masters Smaller Companies Fund

Summary Section

Investment Objective

The Litman Gregory Masters Smaller Companies Fund (the “Smaller Companies Fund”) seeks long-term growth of capital; that is, the increase in the value of your investment over the long term.

Fees and Expenses of the Smaller Companies Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Smaller Companies Fund.

Shareholder Fees (paid directly from your investment)

Institutional Class
None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class
Management Fees	1.14%
Other Expenses	0.60%

Total Annual Fund Operating Expenses	1.74%
Fee Waiver and/or Expense Reimbursement(1)	-0.42%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.32%

(1)	Litman Gregory Fund Advisors, LLC (“Litman Gregory”), the advisor to the Smaller Companies Fund, has contractually agreed, through April 30, 2019, to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the Smaller Companies Fund’s daily net assets retained by Litman Gregory is 0.26%. This agreement may be terminated at any time by the Board of Trustees of the Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to Litman Gregory, and Litman Gregory may decline to renew this agreement by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date. Litman Gregory has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to this agreement.

Example

This example is intended to help you compare the cost of investing in the Smaller Companies Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Smaller Companies Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Smaller Companies Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$177	$548	$944	$2,052

Portfolio Turnover

The Smaller Companies Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Smaller Companies Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Smaller Companies Fund’s performance. During the most recent fiscal year, the Smaller Companies Fund’s portfolio turnover rate was 107.51% of the average value of its portfolio. This portfolio turnover rate increased compared to 2016 due to a change in portfolio management and portfolio repositioning.

Principal Strategies

Litman Gregory Fund Advisors, LLC, the advisor to the Smaller Companies Fund, believes that it is possible to identify investment managers who, over a market cycle, will deliver superior returns relative to their peer groups. Litman Gregory also believes it can identify skilled stock pickers who, within their more diversified portfolios, have higher confidence in the return potential of some stocks than others. Litman Gregory believes a portfolio comprised only of these managers’ “higher confidence” stocks should outperform their more diversified portfolios over a market cycle.

Based on these beliefs, the Smaller Companies Fund’s strategy is to engage a number of proven managers as sub-advisors (each a “manager” or “sub-advisor’), with each manager investing in the securities of smaller companies that it believes have strong appreciation potential. Under normal conditions, each sub-advisor manages a portion of the Smaller Companies Fund’s assets by independently managing a portfolio typically composed of between 8 and 15 stocks. There is no minimum or maximum allocation of the Fund’s portfolio assets to each sub-advisor. Under normal market conditions, the Smaller Companies Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small- and mid-sized U.S. companies. The managers have limited flexibility to invest in the securities of foreign companies, including emerging markets (up to 15% of the Smaller Companies Fund’s net assets may be invested in foreign securities). By executing this strategy, the Smaller Companies Fund seeks to:

•	combine the efforts of several experienced, high quality managers;

•	access the favorite stock-picking ideas of each manager at any point in time;

•	deliver a portfolio that is prudently diversified in terms of stocks (typically 24 to 45) and industries while still allowing each manager to run portfolio segments focused on only his favorite stocks; and

•	further diversify across stock-picking styles by including managers with a variety of stock-picking disciplines.

Litman Gregory defines a “smaller company” as one whose market capitalization falls below the market capitalization of the largest company in the Russell 2500® Index, which, as of March 31, 2018, was $20.3 billion. The Russell 2500® Index

10	Litman Gregory Funds Trust

measures the performance of 2,500 small- and mid-sized companies with market capitalizations averaging $5.4 billion as of March 31, 2018. Generally, Litman Gregory believes the majority of the Smaller Companies Fund’s holdings will typically fall within the range of the Russell 2000® Index, but the Smaller Companies Fund has the flexibility to hold mid-sized companies if the managers believe that holding these companies will lead to higher overall returns. As of March 31, 2018, the largest company in the Russell 2000® Index had a market capitalization of $16.7 billion.

Generally, a security may be sold: (1) if the manager believes the security’s market price exceeds the manager’s estimate of intrinsic value; (2) if the manager’s view of the business fundamentals or management of the underlying company changes; (3) if a more attractive investment opportunity is found; (4) if general market conditions trigger a change in the manager’s assessment criteria; or (5) for other portfolio management reasons. The Smaller Companies Fund’s investment managers may trade its portfolio frequently.

Principal Risks

Investment in stocks exposes shareholders of the Smaller Companies Fund to the risk of losing money if the value of the stocks held by the Smaller Companies Fund declines during the period an investor owns shares in the Smaller Companies Fund. The following risks could affect the value of your investment:

•	Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Smaller Companies Fund. The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Smaller Companies Fund.

•	Smaller Companies Risk. The Smaller Companies Fund may invest a portion of its assets in the securities of small- and, at times, mid-sized companies. Securities of small-cap companies are generally more volatile and less liquid than the securities of large-cap companies. This is because small companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•	Portfolio Turnover Risk. High portfolio turnover involves correspondingly greater expenses to the Smaller Companies Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the Smaller Companies Fund’s shareholders as compared to shareholders in investment companies that hold investments for a longer period.

•	Multi-Style Management Risk. Because portions of the Smaller Companies Fund’s assets are managed by different portfolio managers using different styles, the Smaller Companies Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

Performance

The following performance information provides some indication of the risks of investing in the Smaller Companies Fund. The bar chart shows changes in the performance of the Smaller Companies Fund’s Institutional Class shares from year to year. The table below shows how the Smaller Companies Fund’s average annual total returns of the Institutional Class for the 1-, 5- and 10-year periods compare to those of a broad-based market index and an index of peer group mutual funds. Past performance, before and after taxes, does not necessarily indicate how the Smaller Companies Fund will perform in the future. Updated performance information is available on the Smaller Companies Fund’s website at www.mastersfunds.com.

Litman Gregory Masters Smaller Companies Fund - Institutional Class

Calendar Year Total Returns as of December 31

During the period shown above, the highest and lowest quarterly returns earned by the Smaller Companies Fund were:

Highest:	31.77%	Quarter ended June 30, 2009
Lowest:	-28.14%	Quarter ended December 31, 2008

Fund Summary	11

Litman Gregory Masters Smaller Companies Fund — (Continued)

Average Annual Total Returns (for the periods ended December 31, 2017)
	One Year	Five Years	Ten Years
Litman Gregory Masters Smaller Companies Fund
Institutional Class
Return Before Taxes	14.44%	9.15%	6.48%
Return After Taxes on Distributions	14.44%	9.15%	6.39%
Return After Taxes on Distributions and Sale of Fund Shares	8.17%	7.24%	5.19%
Russell 2000® Index
(reflects no deduction for fees, expenses or taxes)	14.65%	14.12%	8.71%
Morningstar Small Blend Category
(reflects net performance of funds in this group)	12.39%	12.88%	7.80%

The Smaller Companies Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Smaller Companies Fund in a tax-deferred account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

Management

INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE SMALLER COMPANIES FUND SINCE:
Litman Gregory Fund Advisors, LLC	Jeremy DeGroot, CFA, President of the Trust, Principal, Chief Investment Officer and Co-Portfolio Manager	2005

	Jack Chee, Principal, Senior Research Analyst and Co-Portfolio Manager	2014

SUB-ADVISOR	PORTFOLIO MANAGER	MANAGED THE SMALLER COMPANIES FUND SINCE:
Cove Street Capital, LLC	Jeffrey Bronchick, CFA, Managing Member, Portfolio Manager	2011
Segall Bryant & Hamill, LLC	Mark T. Dickherber, CFA, CPA, Principal and Senior Portfolio Manager	2017

	Shaun P. Nicholson, Senior Portfolio Manager	2017
Wells Capital Management, Inc.	Richard T. Weiss, CFA, Managing Director and Senior Portfolio Manager	2003

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Funds” section on page 19 of this Prospectus.

12	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

Summary Section

Investment Objective

The Litman Gregory Masters Alternative Strategies Fund (the “Alternative Strategies Fund”) seeks to achieve long-term returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes.

Fees and Expenses of the Alternative Strategies Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Alternative Strategies Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Class	Investor Class
None	None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management Fees	1.40%	1.40%
Distribution and or Service (12b-1) Fees	None	0.25%
Other Expenses Not Including Dividend or Interest Expense	0.15%	0.15%
Dividend and Interest Expense	0.20%	0.20%

Total Other Expenses	0.35%	0.35%

Total Annual Fund Operating Expenses	1.75%	2.00%
Fee Waiver and/or Expense Reimbursement(1)	-0.09%	-0.10%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.66%	1.90%

(1)	Litman Gregory Fund Advisors, LLC (“Litman Gregory”), the advisor to the Alternative Strategies Fund, has contractually agreed, through April 30, 2019, to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the Alternative Strategies Fund’s daily net assets retained by Litman Gregory is 0.50% on the first $2 billion of the Alternative Strategies Fund’s assets, 0.40% of the next $1 billion of the Alternative Strategies Fund’s assets, 0.35% of the next $1 billion of the Alternative Strategies Fund’s assets and 0.30% on assets over $4 billion. This agreement may be terminated at any time by the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to Litman Gregory, and Litman Gregory may decline to renew this agreement by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date. Litman Gregory has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to this agreement.

Example

This example is intended to help you compare the cost of investing in the Alternative Strategies Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Alternative Strategies Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Alternative Strategies Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$178	$551	$949	$2,062
Investor Class	$203	$627	$1,078	$2,327

Portfolio Turnover

The Alternative Strategies Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Alternative Strategies Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. These costs, which are not reflected in the annual fund operating expenses or in the example, will affect the Alternative Strategies Fund’s performance. During the most recent fiscal period, the Alternative Strategies Fund’s portfolio turnover rate was 169.34% of the average value of its portfolio.

Principal Strategies

Litman Gregory Fund Advisors, LLC, the advisor to the Alternative Strategies Fund, believes that it is possible to identify highly skilled and experienced investment managers who can successfully execute various investment approaches that target materially lower volatility than the stock market or that have a low correlation or low sensitivity to traditional investment strategies, or both, so that the overall performance of the Alternative Strategies Fund is not heavily dependent on steadily rising stock or bond market to earn its return over a market cycle. Furthermore, Litman Gregory believes that by allocating assets among multiple investment managers with different but complementary strategies it can further enhance the risk-adjusted return potential of an overall fund portfolio over a full market cycle. Over the long term, Litman Gregory’s goal is to achieve an annualized return of LIBOR plus a range of 4% to 8%. (LIBOR is short for the London Interbank Offered Rate, an interest rate used by banks for short-term loans to each other.) Litman Gregory has established this goal to emphasize the importance of preserving and increasing shareholders’ capital investment rather than simply beating an index, and we use it to select managers and allocate assets among them. Of course there are no guarantees that we will achieve this goal, and investors may experience losses, especially over shorter time periods.

Based on these beliefs, the Alternative Strategies Fund’s strategy is to engage a number of established investment managers as sub-advisors (each a “sub-advisor” or “manager”) to offer investors a mix of strategies that Litman Gregory believes offer risk-return characteristics that are attractive individually and even more compelling collectively. The Alternative Strategies Fund is intended to be used by investors as a source of diversification for traditional stock and bond portfolios to reduce volatility and potentially enhance returns relative to various measures of risk.

Fund Summary	13

Litman Gregory Masters Alternative Strategies Fund — (Continued)

Allocations among sub-advisors are based on a number of factors, including Litman Gregory’s expectation for the risk-adjusted return potential of each sub-advisor’s strategy and the impact on overall portfolio risk, with the objective of maximizing return subject to the goals of low volatility and relatively low correlation with broad financial markets, especially the stock market. Litman Gregory may at times adjust the allocations of capital to sub-advisors if it believes there is a highly compelling tactical opportunity in a particular sub-advisor’s strategy. A tactical opportunity could represent the potential for an exceptional risk-adjusted return opportunity relative to the other strategies, or it may represent a superior risk reduction opportunity that could benefit the Alternative Strategies Fund’s overall portfolio. Portfolio assets will be tactically allocated to the sub-advisors in accordance with the target allocation range for each sub-advisor as measured at the time of allocation. It is possible that additional managers and strategies will be added to the Alternative Strategies Fund in the future.

Sub-advisor strategies may seek to benefit from: opportunities to combine securities with differing risk characteristics; market inefficiencies; arbitrage opportunities; opportunities to provide liquidity; tactical opportunities in asset classes or securities; special situations such as spin offs; as well as other opportunities in areas such as real estate or managed futures. In the aggregate, the managers can invest globally in stocks of companies of any size, domicile or market capitalization, government and corporate bonds and other fixed income securities and currencies, including short positions of any of the foregoing, within their respective segments of the Alternative Strategies Fund. They may also invest in derivatives, including, without limitation, options, futures contracts, participatory notes (“P-Notes”) and swaps, to manage risk or enhance return and can also borrow amounts up to one third of the value of the Fund’s total assets (except that the Fund may exceed this limit to satisfy redemption requests or for other temporary purposes). Each of the managers may invest in illiquid securities; however, the Alternative Strategies Fund as a whole may not hold more than 15% of its net assets in illiquid securities. In some cases, the sub-advisors may seek to replicate strategies they employ in their private (hedge) funds. In other cases, the sub-advisors may seek to enhance strategies they run in other public funds by focusing on their highest conviction ideas to a greater extent or by pursuing certain aspects of their strategies with greater flexibility. However, the Alternative Strategies Fund will only invest directly in portfolio securities selected by the sub-advisors and will not invest in any pooled investment vehicles or accounts managed by the sub-advisors.

Each sub-advisor will have an investment approach that generally focuses on a particular asset class or specific strategies. Currently, the strategies the sub-advisors focus on are as follows: (1) an arbitrage oriented strategy, (2) an opportunistic income strategy which will often focus on mortgage related securities, (3) a contrarian opportunity strategy that allows tactical investments throughout the capital structure (stocks and bonds), asset classes, market capitalization, industries and geographies, (4) a long/short credit strategy, and (5) a strategic alpha strategy that focuses on the tactical allocation of long and short global fixed income opportunities and currencies. Litman Gregory may hire sub-advisors that focus on other strategies in the future, and not all strategies that may be appropriate will be represented in the Alternative Strategies Fund’s portfolio at all times.

The sub-advisor that manages the arbitrage strategy seeks to generate long-term returns of at least mid-single-digits with low correlation to the equity and bond markets and may follow merger arbitrage, convertible arbitrage and capital structure arbitrage strategies. This objective is pursued by investing in equity and debt securities of U.S. and non-U.S. companies that are impacted by corporate events such as mergers, acquisitions, restructurings, refinancings, recapitalizations, reorganizations or other special situations.

The sub-advisor that manages the opportunistic income strategy allocates investments to fixed income instruments and other investments with no limit on the duration of the portfolio. The sub-advisor may invest in, without limitation, asset-backed securities; domestic and foreign corporate bonds, including high-yield bonds; municipal bonds; bonds or other obligations issued by domestic or foreign governments, including emerging markets countries; real estate investment trust (“REIT”) debt securities; and mortgage related securities. When investing in mortgage-related securities, the sub-advisor may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government; collateralized mortgage obligations (“CMOs”) issued by domestic or foreign private issuers that represent an interest in or are collateralized by mortgage related securities issued by agencies or instrumentalities of the U.S. Government; commercial mortgage backed securities (“CMBS”); obligations issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage related securities without a government guarantee but typically with some form of private credit enhancement; “interest only” and “principal only” stripped mortgage securities; inverse floating rate securities; and debt or equity tranches of collateralized debt obligations collateralized by mortgage related securities.

The sub-advisor that manages the contrarian opportunity strategy focuses on investments that offer absolute rather than relative value. The goal is to provide equity-like returns over longer periods (i.e., five to seven years) while protecting against the permanent loss of capital. Attention is directed toward those companies offering the best combination of such quality criteria as strong market share, good management, and high normalized return on capital.

The sub-advisor that manages the long-short credit strategy employs a systematic portfolio construction process underpinned by a proprietary, fundamental model of credit risk and valuation. The sub-advisor’s investment process is designed to exploit information gaps between credit and equity markets and other market inefficiencies to identify and capture mispricing at the individual asset level. The strategy is expected to generate returns from idiosyncratic credit selection, as the strategy systematically curtails rate duration and credit beta exposure. Correlations to systematic market risks including high yield and equity market returns are expected to be minimal, and

14	Litman Gregory Funds Trust

strategy returns are not expected to be correlated to the returns of other active strategies. The portfolio is managed with the intention that the sensitivity of the long portfolio to market-wide credit spread movements will be offset in part by the sensitivities of the short portfolio to such market-wide movements. The sub-advisor may invest in corporate bonds issued by domestic and non-U.S. based companies, U.S. Treasury securities and long (sold protection) single name credit default swaps (CDS), interest rate futures and swaps and foreign exchange forwards (for hedging and currency conversion purposes). The short portfolio may be invested in short (bought protection) single name Credit Default Swap (CDS), short positions in Credit Default Indices (CDX Indices), and short positions in Total Return Swaps (TRS).

The sub-advisor that manages the strategic alpha strategy seeks to achieve positive total returns over a full market cycle with relatively low volatility. The sub-advisor intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management strategies designed to mitigate downside risk. Under normal market conditions, the sub-advisor may invest (1) up to 75% of the total assets allocated to it in below investment-grade fixed income securities and related derivatives; (2) up to 75% of the total assets allocated to it in investments denominated in non-U.S. currencies and related derivatives, including up to 50% in investments denominated in emerging market currencies and related derivatives; and (3) up to 20% of the total assets allocated to it in equity related securities and derivatives as measured at time of allocation. A “related derivative” of a financial instrument means any derivative whose value is based upon or derived from that financial instrument or a related derivative of that financial instrument.

Principal Risks

As with all mutual funds, it is possible to lose money on an investment in the Alternative Strategies Fund. An investment in the Alternative Strategies Fund is not a deposit of any bank and is not guaranteed, endorsed or insured by any financial institution, government authority or the Federal Deposit Insurance Corporation (FDIC). The principal risks of investing in the Alternative Strategies Fund are:

•	Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.
•	Debt Securities Risk. This is the risk that the value and liquidity of debt securities may be reduced under certain circumstances. The value of debt securities can fluctuate in response to issuer activity and changes in general economic and credit market conditions, including changes in interest rates. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on debt securities from the resulting rate increases for that and other reasons could be swift and significant. In recent years, dealer capacity in the debt and fixed income markets appears to have undergone fundamental changes, including a reduction in dealer market-making capacity. These changes have the potential to decrease substantially liquidity and increase volatility in the debt and fixed income markets.

•	Below Investment-Grade Fixed Income Securities Risk. This is the risk of investing in below investment-grade fixed income securities (also known as “junk bonds”), which may be greater than that of higher rated fixed income securities. These securities are rated Ba1 through C by Moody’s Investors Service (“Moody’s”) or BB+ through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality. These securities have greater risk of default than higher rated securities. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain. There is no limit to the Alternative Strategies Fund’s ability to invest in below investment-grade fixed income securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in below investment-grade fixed income securities.

•	Interest Rate Risk. This is the risk that debt securities will decline in value because of changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

•	Credit Risk. This is the risk that the Alternative Strategies Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

•	Convertible Securities Risk. This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

•	Capital Structure Arbitrage Risk. The perceived mispricing identified by the sub-advisor may not disappear or may even increase, in which case losses may be realized.

Fund Summary	15

Litman Gregory Masters Alternative Strategies Fund — (Continued)

•	Convertible Arbitrage Risk. Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. A Fund may realize losses or reduced rate of return if underlying relationships among securities in which investment positions are taken change in an adverse manner or a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company, resulting in higher transaction costs and additional capital gains tax liabilities.

•	Event-Driven Risk. Event-driven investments involve the risk that certain of the events driving the investment may not happen or the market may react differently than expected to the anticipated transaction. In addition, although an event may occur or is announced, it may be renegotiated, terminated or involve a longer time frame than originally contemplated. Event-driven investment transactions are also subject to the risk of overall market movements. Any one of these risks could cause the Fund to experience investment losses, impacting its shares negatively.

•	Mortgage-Backed Securities Risk. This is the risk of investing in mortgaged-backed securities, which includes interest rate risk, prepayment risk and the risk of defaults on the mortgage loans underlying these securities.

•	Foreign Investment and Emerging Markets Risk. This is the risk that an investment in foreign (non-U.S.) securities may cause the Alternative Strategies Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to factors such as currency conversion rate fluctuations, currency blockages, political and economic instability, differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, and smaller and less-strict regulation of securities markets. These risks are greater in emerging markets. There is no limit to the Alternative Strategies Fund’s ability to invest in emerging market securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in emerging market securities.

•	Currency Risk. This is the risk that investing in foreign currencies may expose the Alternative Strategies Fund to fluctuations in currency exchange rates and that such fluctuations in the exchange rates may negatively affect an investment related to a currency or denominated in a foreign currency. The Alternative Strategies Fund may invest in foreign currencies for investment and hedging purposes.

•	Leverage Risk. This is the risk that leverage may cause the effect of an increase or decrease in the value of the Alternative Strategies Fund’s portfolio securities to be magnified and the Alternative Strategies Fund to be more volatile than if leverage was not used. Leverage may result from certain transactions, including the use of derivatives and borrowing.
•	Derivatives Risk. This is the risk that an investment in derivatives may not correlate completely to the performance of the underlying securities and may be volatile and that the insolvency of the counterparty to a derivative instrument could cause the Alternative Strategies Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

¡	Options Risk. This is the risk that an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves and may be subject to a complete loss of the amounts paid as premiums to purchase the options.

¡	Futures Contracts Risk. This is the risk that an investment in futures contracts may be subject to losses that exceed the amount of the premiums paid and may subject the Alternative Strategies Fund’s net asset value to greater volatility.

¡	P-Notes Risk. This is the risk that the performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the P-Notes seek to replicate. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities as well as additional risks, such as counterparty risk.

¡	Swaps Risk. Risks inherent in the use of swaps include: (1) swap contracts may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Alternative Strategies Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.

•	Short Sale Risk. This is the risk that the value of a security the Alternative Strategies Fund sells short does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, short sales may cause the Alternative Strategies Fund to be compelled, at a time disadvantageous to it, to buy the security previously sold short, thus resulting in a loss. To meet current margin requirements, the Alternative Strategies Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.

•	Merger Arbitrage Risk. This is the risk that a proposed reorganization in which the Alternative Strategies Fund invests may be renegotiated or terminated.

•	Multi-Style Management Risk. This is the risk that the Alternative Strategies Fund could experience overlapping security transactions as a result of having different portfolio managers using different strategies to manage the Alternative Strategies Fund’s assets. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment strategy.

16	Litman Gregory Funds Trust

•	Portfolio Turnover Risk. This is the risk that the Alternative Strategies Fund may experience high portfolio turnover rates as a result of its investment strategies. High portfolio turnover rates may indicate higher transaction costs and may result in higher taxes when shares of the Alternative Strategies Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period.

•	Unfavorable Tax Treatment Risk. This is the risk that a material portion of the Alternative Strategies Fund’s return could be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates. Therefore, shareholders may have a greater need to pay regular taxes than compared to other investment strategies that hold investments longer. Due to this investment strategy, it may be preferable for certain shareholders to invest in the Fund through pre-tax or tax-deferred accounts as compared to investment through currently taxable accounts. Potential shareholders are encouraged to consult their tax advisors in this regard.

Performance

The following performance information provides some indication of the risks of investing in the Alternative Strategies Fund. The bar chart shows changes in the performance of the Alternative Strategies Fund’s Institutional Class shares from year to year. The table below shows how the Alternative Strategies Fund’s average annual total returns of the Institutional Class and Investor Class for the 1-, 5-year and since inception periods compare to those of a broad-based market index, two secondary market indexes, the 3-month LIBOR as well as an index of peer group mutual funds. Past performance, before and after taxes, does not necessarily indicate how the Alternative Strategies Fund will perform in the future. Updated performance information is available on the Alternative Strategies Fund’s website at www.mastersfunds.com.

Litman Gregory Masters Alternative Strategies Fund - Institutional Class

Calendar Year Total Returns as of December 31

During the period shown above, the highest and lowest quarterly returns earned by the Alternative Strategies Fund were:

Highest:	4.07%	Quarter ended March 31, 2012
Lowest:	-2.74%	Quarter ended September 30, 2015

Average Annual Total Returns (for the periods ended December 31, 2017)
	One Year	Five Years	Since Fund Inception (9/30/2011)
Litman Gregory Masters Alternative Strategies Fund
Institutional Class
Return Before Taxes	4.51%	4.07%	5.29%
Return After Taxes on Distributions	3.52%	2.93%	4.25%
Return After Taxes on Distributions and Sale of Fund Shares	2.61%	2.65%	3.71%
Investor Class
Return Before Taxes	4.14%	3.82%	5.05%
Bloomberg Barclays U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	2.53%
3-Month LIBOR
(reflects no deduction for fees, expenses or taxes)	1.21%	0.54%	0.52%
Morningstar Multialternative Category
(reflects net performance of funds in this group)	5.58%	1.69%	2.13%
Russell 1000® Index
(reflects no deduction for fees, expenses or taxes)	21.69%	15.71%	17.23%
HFRX Global Hedge Fund Index
(reflects no deduction for fees, expenses or taxes)	5.98%	2.13%	2.18%

The Alternative Strategies Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Alternative Strategies Fund in a tax-deferred account, such as a 401(k) plan or an individual retirement account after-tax returns shown are not relevant to your investment. After-tax returns are shown for only the Alternative Strategies Fund’s Institutional Class, and after-tax returns for the Alternative Strategies Fund’s Investor Class will vary. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

Fund Summary	17

Litman Gregory Masters Alternative Strategies Fund — (Continued)

Management

INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE ALTERNATIVE STRATEGIES FUND SINCE:
Litman Gregory Fund Advisors, LLC	Jeremy DeGroot, CFA, President of the Trust, Principal, Chief Investment Officer and Portfolio Manager	2011

SUB-ADVISOR	PORTFOLIO MANAGER
DCI, LLC	Stephen Kealhofer, Head of Research and Portfolio Manager	2017

	Paul Harrison, Chief Investment Officer and Portfolio Manager	2017

	Bin Zeng, Head of Credit Research and Portfolio Manager	2017

	Adam Dwinells, Head of Portfolio Management and Portfolio Manager	2017
DoubleLine Capital LP	Jeffrey Gundlach, Chief Executive Officer, Chief Investment Officer and Portfolio Manager	2011

	Jeffrey Sherman, CFA, Deputy Chief Investment Officer and Portfolio Manager	2017
First Pacific Advisors, LLC	Steven Romick, CFA, Managing Partner and Portfolio Manager	2011

	Brian Selmo, CFA, Partner and Portfolio Manager	2011

	Mark Landecker, CFA, Partner and Portfolio Manager	2011
Loomis, Sayles & Company, L.P.	Matthew Eagan, CFA, Vice President and Portfolio Manager	2011

	Kevin Kearns, Vice President and Portfolio Manager	2011

	Todd Vandam, CFA, Vice President and Portfolio Manager	2011
Water Island Capital, LLC	John Orrico, CFA, President, Chief Investment Officer and Portfolio Manager	2011

	Todd Munn, Portfolio Manager	2011

	Roger Foltynowicz, CFA, CAIA, Portfolio Manager	2011

	Gregg Loprete, Portfolio Manager	2011

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Funds” section on page 19 of this Prospectus.

18	Litman Gregory Funds Trust

Summary of Other Important Information Regarding the Funds

Transaction Policies – All Funds

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Litman Gregory Funds Trust, c/o DST Asset Manager Solutions, Inc., P.O. Box 219922, Kansas City, MO 64121-9922), by wire transfer, by telephone at 1-800-960-0188, or through a financial intermediary. The minimum initial and subsequent investment amounts for each Fund are shown below.

Fund/Type of Account	Minimum Initial Investment	Minimum Additional Investment	Minimum Account Balance
Smaller Companies Fund
Regular
- Institutional Class	$10,000	$250	$2,500
Retirement Account
- Institutional Class	$1,000	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500

Equity Fund, International Fund, and Alternative Strategies Fund(1)
Regular
- Institutional Class	$100,000	$250	$2,500
- Investor Class	$1,000	$100	$250
Retirement Account
- Institutional Class	$5,000	$100	$250
- Investor Class	$500	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500
- Investor Class	$2,500	$250	$2,500

(1)	The minimum investment amounts may be waived or lowered for investments effected through banks and other institutions that have entered into arrangements with the Equity, International and Alternative Strategies Funds or the distributor of these Funds and for investments effected on a group basis by certain other entities and their employees, such as investments pursuant to a payroll deduction plan and asset-based or wrap programs. Please consult your financial intermediary for information about minimum investment requirements. The Equity, International and Alternative Strategies Funds reserve the right to change or waive the minimum initial and subsequent investment requirements at any time.

Tax Information – All Funds

Depending on the character of income distributed, the Funds’ distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries – All Funds

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or Litman Gregory may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary of Other Important Information Regarding the Funds	19

Description of Principal Investment Risks

All mutual funds carry a certain amount of risk. The Funds’ returns will vary, and you could lose money on your investment in the Funds. An investment in a Fund is not a deposit of a bank and is not insured, endorsed or guaranteed by any financial institution, the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The principal risks for each Fund are identified in the Funds’ Summary Sections and are described in further detail below. Additional information about the principal risks is included in the Funds’ Statement of Additional Information (the “SAI”).

Below Investment-Grade Fixed Income Securities Risk	Below investment-grade fixed income securities (also known as “junk bonds”) are considered speculative. These securities are rated Ba1 through C by Moody’s Investors Service (“Moody’s”) or BB+ through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality. These securities may be subject to greater risks than those of higher rated fixed income securities, including greater risk of default. The market value of below investment-grade fixed income securities is more sensitive to individual corporate developments and economic changes than higher rated securities. Adverse publicity and investor perceptions, whether or not accurate, regarding below investment-grade fixed income securities may depress prices and diminish liquidity for such securities. The market for below investment-grade fixed income securities may be less active than the market for higher rated securities, which can adversely affect the price at which these securities may be sold. Less active markets may diminish the Alternative Strategies Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby giving rise to valuation risk. In addition, the Alternative Strategies Fund may incur additional expenses if a holding defaults and the Alternative Strategies Fund has to seek recovery of its principal investment. Below investment-grade fixed income securities may also present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Alternative Strategies Fund would have to replace the security with a lower yielding security resulting in a decreased return for investors. There is no limit to the Alternative Strategies Fund’s ability to invest in below investment-grade fixed income securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in below investment-grade fixed income securities as measured at time of purchase.
Capital Structure Arbitrage Risk	The perceived mispricing identified by the sub-adviser may not disappear or may even increase, in which case losses may be realized.
Convertible Arbitrage Risk	Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. A Fund may realize losses or reduced rate of return if underlying relationships among securities in which investment positions are taken change in an adverse manner or a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company, resulting in higher transaction costs and additional capital gains tax liabilities.
Convertible Securities Risk	Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Because convertible securities are higher in an issuer’s capital structure than equity securities, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; and the issuer’s operating results, financial statements and credit ratings. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

20	Litman Gregory Funds Trust

Credit Risk	Credit risk is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payments of principal and/or interest, or to otherwise honor its obligations. The Alternative Strategies Fund will be subject to credit risks with respect to the counterparties of its derivative transactions. Many of the protections afforded to participants on organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter (“OTC”) derivative transactions, such as foreign currency transactions. As a result, in instances where the Alternative Strategies Fund enters into OTC derivative transactions, the Alternative Strategies Fund will be subject to the risk that its direct counterparties will not perform their obligations under the transactions and that the Alternative Strategies Fund will sustain losses or be unable to realize gains.
Currency Risk	The Alternative Strategies Fund may invest in foreign currencies for investment and hedging purposes. All of the Funds may invest in foreign currencies for hedging purposes. Investing in foreign currencies exposes the fund to fluctuations in currency exchange rates. Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Alternative Strategies Fund may be subject to currency risk because it may invest a significant portion of its assets in currency-related instruments, such as forward currency exchange contracts, foreign currency futures contracts, options on foreign currencies and foreign currency futures, cross-currency instruments (such as swaps) and direct investments in foreign currencies. The Alternative Strategies Fund also is subject to currency risk because it may invest in securities or other instruments denominated in, or receive revenues in, foreign currencies. The sub-advisors may elect not to hedge currency risk, which may cause the Alternative Strategies Fund to incur losses that would not have been incurred had the risk been hedged.
Cybersecurity Risk	Information and technology systems relied upon by the Funds, Litman Gregory, the sub-advisors, the Funds’ service providers (including, but not limited to, Fund accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which a Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although Litman Gregory has implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Funds, Litman Gregory, the sub-advisors, the Funds’ service providers and/or issuers of securities in which a Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of the Funds, Litman Gregory, the sub-advisors, the Funds’ service providers and/or issuers of securities in which a Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.
Debt Securities Risk	The value and liquidity of debt securities may be reduced under certain circumstances. The value of debt securities can fluctuate, sometimes rapidly, in response to issuer activity and changes in general economic and credit market conditions, including changes in interest rates. The prices of debt securities can be volatile, and there can be severe limitations in the ability to value or sell certain debt securities, including those that are of higher credit quality, during periods of reduced credit market liquidity such as the one that the market experienced in 2008 and 2009.

Description of Principal Investment Risks	21

Description of Principal Investment Risks — (Continued)

Derivatives Risk

Some of the instruments in which the Alternative Strategies Fund may invest may be referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index. These instruments include, without limitation, options, futures contracts, credit default swaps, P-Notes and total return swaps. The market value of derivative instruments and securities sometimes is more volatile than that of other instruments, and each type of derivative instrument may have its own special risks. Some OTC derivative instruments may expose the Alternative Strategies Fund to the credit risk of its counterparty. In the event the counterparty to such a derivative instrument becomes insolvent, the Alternative Strategies Fund may lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom. Investing for hedging purposes or to increase the Alternative Strategies Fund’s return may result in certain additional transaction costs that may reduce the Alternative Strategies Fund’s performance. In addition, when used for hedging purposes, no assurance can be given that each derivative position will achieve a close correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the sub-advisors. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments of the Alternative Strategies Fund. Derivatives may create a risk of loss greater than the amount invested.

Derivatives are subject to regulation under the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and other laws or regulations in Europe and other foreign jurisdictions. Under the Dodd-Frank Act, certain derivatives have become subject to new and increased margin requirements, which in some cases has increased the costs to the Alternative Strategies Fund of trading derivatives.

Options Risk. The Alternative Strategies Fund may invest in options. Options trading entails risks in addition to those resulting from trading in traditional securities. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. An investment in options is subject to the risk of a complete loss of the amounts paid as premiums to purchase the options.

Futures Contracts Risk. The Alternative Strategies Fund may invest in futures contracts. The loss that may be incurred by entering into futures contracts could exceed the amount of the premiums paid and may be potentially unlimited. Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small movement in the price or value of a futures contract increases the risk of losing more than the amount initially invested by the Fund. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not be provided the same protections as provided by U.S. exchanges.

P-Notes Risk. The International Fund and the Alternative Strategies Fund may invest in P-Notes. P-Notes are a type of equity-linked derivative generally issued by banks or broker-dealers and are designed to replicate the performance of the underlying equity securities. P-Notes are typically utilized to obtain exposure in certain non-U.S. markets where direct investment in a company’s equity is not permitted or otherwise feasible. Even though a P-Note is intended to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain or lose more in absolute terms than they would have made or lost had they invested in the underlying securities directly, the performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the P-Notes seek to replicate due to transaction costs and other expenses. P-Notes represent unsecured, unsubordinated contractual rights of the issuer and do not confer any right, title or interest in respect to the underlying equity securities or provide rights against the issuer of the underlying securities. For this reason, in addition to the risks normally associated with a direct investment in the underlying securities, P-Notes are subject to counterparty risk if the issuer of the P-Note is unable or refuses to perform under the terms of the P-Note and must rely on the creditworthiness of the counterparty for its investment returns on the P-Notes. While the holder

22	Litman Gregory Funds Trust

of a P-Note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. P-Notes are also not traded on exchanges, are privately issued, and may be illiquid. There can be no assurance that the trading price or value of P-Notes will equal the value of the underlying value of the equity securities they seek to replicate.

Credit Default Swaps Risk. The Alternative Strategies Fund may enter into credit default swap agreements. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract, provided no event of default has occurred. In the event of default, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller is normally obligated to pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. If the Fund writes a credit default swap, it would normally be required to segregate liquid assets equal in value to the notional value of the reference obligation.

Total Return Swaps Risk. The Alternative Strategies Fund may enter into total return swap agreements. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of London Interbank Offered Rate (“LIBOR”) based cash flows. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. Total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. No notional amounts are exchanged with total return swaps. The total return receiver assumes the entire economic exposure – that is, both market and credit exposure – to the reference asset. The total return payer – often the owner of the reference obligation – gives up economic exposure to the performance of the reference asset and in return takes on counterparty credit exposure to the total return receiver in the event of a default or fall in value of the reference asset.

Distressed Companies Risk

Investments in distressed companies typically involve the purchase of high-yield bonds, or comparable unrated debt securities, or the purchase of direct indebtedness (or participations in the indebtedness) of such companies. Indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank or insurance company. Loan participations represent fractional interests in a company’s indebtedness and are generally made available by banks or insurance companies. By purchasing all or a part of a company’s direct indebtedness, a Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. A Fund also may purchase trade claims and other similar direct obligations or claims against companies in bankruptcy. Trade claims are generally purchased from creditors of the bankrupt company and typically represent money due to a supplier of goods or services to the company.

The purchase of indebtedness or loan participations of a troubled company always involves the risk as to the creditworthiness of the issuer and the possibility that principal invested may be lost. Purchasers of participations, such as a Fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, a Fund takes on the risk as to the creditworthiness of the bank or other financial intermediary issuing the participation, as well as that of the company issuing the underlying indebtedness. When a Fund purchases a trade claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim.

Description of Principal Investment Risks	23

Description of Principal Investment Risks — (Continued)

Emerging Markets Risk	Emerging market countries are those with immature economic and political structures, and investing in emerging markets entails greater risk than in developed markets. Emerging markets may be under-capitalized, have less developed legal and financial systems or have less stable currencies than markets in the developed world. Emerging market securities are securities that are issued by companies with their principal place of business or principal office in an emerging market country; or securities issued by companies for which the principal securities trading market is an emerging market country. Emerging market securities typically present even greater exposure to the risks described under “Foreign Investment and Emerging Markets Risk” and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries. Emerging markets may have obsolete financial systems and volatile currencies, and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.
Equity Securities Risk	The value of equity securities may fluctuate, sometimes rapidly and unexpectedly, due to various factors, including factors affecting the general market, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, and factors directly related to a specific company, such as significant decisions made by its management. Certain equity securities may decline in value even during periods when the prices of equity securities in general are rising, or may not perform as well as the market in general. The prices of equity securities may also experience greater volatility during periods of challenging market conditions such as the one that the market experienced in 2008 and 2009. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.
Event-Driven Risk	Event-driven strategies seek to profit from the market inefficiencies surrounding market events, such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations or other special situations. Event-driven investing involves attempting to predict the outcome of a particular transaction as well as the optimal time at which to commit capital to it. Event-driven opportunities involve difficult legal as well as financial analysis, as some of the principal impediments to the consummation of major corporate events are often legal or regulatory rather than economic. In addition, certain of the securities issued in the context of major corporate events include complex call, put and other features, and it is difficult to precisely evaluate the terms and embedded option characteristics of these securities. A Fund may take both long and short positions in a wide range of securities, derivatives and other instruments in implementing its event-driven strategies.
Foreign Investment and Emerging Markets Risk	Investing in foreign (non-U.S) securities may expose the Funds to risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in currency conversion rate, currency blockages, and adverse political, social and economic developments affecting a foreign country. In addition, foreign securities may have less publicly available information and may be more volatile and/or less liquid. Investments in foreign securities could also be affected by factors such as differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, smaller and less-strict regulation of securities markets, restrictions on receiving investment proceeds from a foreign country, and potential difficulties in enforcing contractual obligations. These risks are greater in the emerging markets. There is no limit to the Alternative Strategies Fund’s ability to invest in emerging market securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in emerging market securities. Additional information about the risks of emerging markets is described under “Emerging Markets Risk.”
Interest Rate Risk	Changes in interest rates may cause the value of debt securities to decline. Generally, the value of debt securities rise when prevailing interest rates fall, and fall when prevailing interest rates rise. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

24	Litman Gregory Funds Trust

Leverage Risk	Leverage may result from certain transactions, including the use of derivatives and borrowing. Although leverage creates an opportunity for increased income and gain, it also creates certain risks. For example, the use of leverage may cause the effect of an increase or decrease in the value of the Alternative Strategies Fund’s portfolio securities to be magnified and the Alternative Strategies Fund to be more volatile than if leverage was not used. Under normal circumstances, the Alternative Strategies Fund may borrow amounts up to one third of the value of its total assets except that it may exceed this limit to satisfy redemption requests or for other temporary purposes.
Market Risk	The market prices of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value or become illiquid due to factors affecting securities markets generally or particular industries represented in the securities markets. The value or liquidity of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Securities may also decline or become illiquid due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline or become illiquid in value simultaneously.
Merger Arbitrage Risk	Merger arbitrage seeks to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin offs, liquidations and other corporate reorganizations (each, a “deal”). The success of merger arbitrage depends on the discount between the deal price and the price of the target company’s stock after the deal is announced but before it is closed. If a proposed reorganization in which the Alternative Strategies Fund invests is renegotiated or terminated, the Alternative Strategies Fund may suffer a loss.
Mortgage-Backed Securities Risk	Mortgage-backed securities represent participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. The values of some mortgage-backed securities may expose the Alternative Strategies Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Mortgage-backed securities that are collateralized by a portfolio of mortgages or mortgage-related securities depend on the payments of principal and interest made by or through the underlying assets, which may not be sufficient to meet the payment obligations of the mortgage-backed securities.
Multi-Style Management Risk	Because portions of a Fund’s assets are managed by different portfolio managers using different styles/strategies, a Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time that other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style. Litman Gregory’s and the sub-advisors’ judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which a Fund invests may prove to be incorrect, and there is no guarantee that Litman Gregory’s judgment will produce the desired results. In addition, a Fund may allocate its assets so as to under- or over-emphasize certain strategies or investments under market conditions that are not optimal, in which case the Fund’s value may be adversely affected.

Description of Principal Investment Risks	25

Description of Principal Investment Risks — (Continued)

Portfolio Turnover Risk	High portfolio turnover involves correspondingly greater expenses, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to a Fund’s shareholders. Certain of a Fund’s investment strategies may result in it having higher portfolio turnover rates. Higher portfolio turnover may cause a Fund to experience increased transaction costs, dealer markups, brokerage expenses and other acquisition costs, and may cause shareholders to incur increased taxes on their investment in a Fund as compared to shareholders in investment companies that hold investments for longer periods. The portfolio managers do not consider portfolio turnover rate a limiting factor in making investment decisions on behalf of a Fund consistent with its investment objective and policies. Variations in portfolio turnover rates may be due to fluctuations in shareholder purchase, exchange and redemption transactions, market conditions or changes in the portfolio manager’s outlook.
Short Sale Risk	The Alternative Strategies Fund may suffer a loss if it sells a security short and the value of the security does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. Short sales expose the Alternative Strategies Fund to the risk that it may be compelled to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Alternative Strategies Fund. The Alternative Strategies Fund’s investment performance may also suffer if it is required to close out a short position earlier than it had intended. In addition, the Alternative Strategies Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the performance of the Alternative Strategies Fund. To meet current margin requirements, the Alternative Strategies Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.
Smaller Companies Risk	Securities of companies with smaller market capitalizations are generally more volatile and less liquid than the securities of large-capitalization companies. Small- and mid-sized companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management. Smaller companies may have no or relatively short operating histories or may be newer public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
Technology Investment Risk	The technology sector is a very volatile segment of the market. The nature of technology is that it is rapidly changing. Therefore, products or services that may initially look promising may subsequently fail or become obsolete. In addition, many technology companies are younger, smaller and unseasoned companies which may not have established products, an experienced management team, or earnings history.
Unfavorable Tax Treatment Risk	Various types of investments in which the Alternative Strategies Fund may invest, including derivatives, mortgage related securities, and REITs, may cause the Alternative Strategies Fund’s returns to be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates. Therefore, shareholders may have a greater need to pay regular taxes than compared to other investment strategies that hold investments longer. Due to this investment strategy, it may be preferable for certain shareholders to invest in the Fund through pre-tax or tax-deferred accounts as compared to investment through currently taxable accounts. Potential shareholders are encouraged to consult their tax advisors in this regard.

26	Litman Gregory Funds Trust

Fund Management and Investment Styles

The Advisor

The Funds are managed by Litman Gregory Fund Advisors, LLC (“Litman Gregory”), 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596. Litman Gregory has overall responsibility for assets under management, recommends the selection of managers as sub-advisors of the Funds (each, a “manager” or “sub-advisor”) to the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”), evaluates the performance of the managers, monitors changes at the managers’ organizations that may impact their abilities to deliver superior future performance, determines when to rebalance the managers’ assets and the amount of cash equivalents (if any) that may be held in addition to cash in each of the managers’ sub-portfolios, coordinates with the managers with respect to diversification and tax issues and oversees the operational aspects of the Funds.

Jeremy DeGroot is Chairman of the Board of Trustees and President of the Trust, the Portfolio Manager of the Alternative Strategies Fund, and a Co-Portfolio Manager of the Equity Fund, International Fund, and Smaller Companies Fund. He is also a Principal and Member of Litman Gregory Asset Management, LLC (“LGAM”), a research-oriented money management firm that wholly owns and provides research to Litman Gregory, and serves as its Chief Investment Officer. Prior to joining LGAM in 1999, DeGroot was a Manager in KPMG Peat Marwick’s Economic Consulting Services practice in 1998. From 1989 to 1997, he was a Senior Economist with the Law & Economics Consulting Group, Inc., providing economics and financial analysis to Fortune 500 clients. He has a Master’s degree in Economics from the University of California Berkeley.

Jack Chee is an Assistant Secretary of the Trust and the Co-Portfolio Manager of the Equity Fund and the Smaller Companies Fund. He is also a Principal and Member of LGAM and serves as a Senior Research Analyst at the Advisor. Prior to joining LGAM in 2000, Chee was a Mutual Fund Analyst with Value Line Mutual Fund Survey. He has a BS degree in Mechanical Engineering from Drexel University.

Rajat Jain is an Assistant Secretary of the Trust and the Co-Portfolio Manager of the Equity Fund and the International Fund. He is also a Principal and Member of LGAM and serves as a Senior Research Analyst at the Advisor. Prior to joining LGAM in 2003, Jain was a Vice President with Montgomery Asset Management and was an Associate Director with BARRA Rogers Casey. He has a BS degree in Physics from St. Stephens College and an MBA degree from University of South Carolina.

DeGroot, Chee and Jain are the individuals at Litman Gregory primarily responsible for monitoring the day-to-day activities of the portfolio managers at the sub-advisors and for overseeing all aspects of Litman Gregory’s responsibilities with respect to the Funds.

Asset Level Limitations

Litman Gregory believes that high levels of assets under management can be detrimental to certain investment strategies. Litman Gregory also believes that relatively low levels of assets under management can provide flexibility to skilled stock pickers that under certain circumstances may contribute positively to returns. It is Litman Gregory’s belief that asset levels are particularly relevant to the Funds given their concentrated investment strategy. Because of this belief, each of the Funds may be closed to new shareholders, with certain exceptions approved by the Board, at asset levels that Litman Gregory and the sub-advisors believe to be optimal in allowing for a high degree of flexibility on a per-sub-advisor basis. Alternatively, additional sub-advisors may be added to the Funds to expand capacity in order to avoid closing to new shareholders or to avoid “hard closing” to existing shareholders. Litman Gregory will add a new sub-advisor only if, in its opinion, the sub-advisor has the exceptional stock-picking skill and other traits Litman Gregory requires of the existing managers.

Sub-Advisor Evaluation and Selection

Litman Gregory is responsible for hiring and replacing sub-advisors. Before hiring a sub-advisor, Litman Gregory performs extensive due diligence. This includes quantitative and qualitative analysis, including (but not limited to) an evaluation of: the investment process, the consistency of its execution and discipline; individual holdings; strategies employed, past mistakes, risk controls, team depth and quality; operations and compliance; and business focus and vision. Litman Gregory’s evaluation process includes review of literature and documents, quantitative historical performance evaluation, extensive discussions with members of the investment team and firm management and background checks through industry contacts. Each of the sub-advisor’s management fee is also an important consideration. It is Litman Gregory’s objective to hire sub-advisors who it believes are skilled and can deliver strong market cycle returns when taking risk into account. Litman Gregory defines a “market cycle” as the movement from a period of increasing prices and strong performance, or bull market, through a period of weak performance and falling prices, or bear market, and back again to new strength. A full market cycle is usually three to five years, but can vary considerably. The top of a cycle is called a peak and the bottom a trough. Litman Gregory generally assesses the long-term growth of an investment by considering the increase in the value of the investment over a period greater than five years. For the Alternative Strategies Fund, Litman Gregory will favor managers who it believes focus on markets or investment strategies that are inherently low risk on an absolute basis or relative to their return potential; and managers who have a clearly risk-sensitive mindset in executing their portfolio strategy. Generally, Litman Gregory prefers managers who it believes will be able to add value through security selection and from tactical allocations to securities, markets or strategies at times when it believes such allocations are compelling from a risk/return perspective. Litman Gregory is responsible for the general overall supervision of the

Fund Management and Investment Styles	27

Fund Management and Investment Styles — (Continued)

sub-advisors along with allocating the portfolio’s assets for their investment decisions as well as rebalancing the portfolio as necessary from time to time.

Multi-Manager Issues

More on Multi-Style Management: The investment methods used by the managers in selecting securities for the Funds vary. The segment of each Fund’s portfolio managed by a manager will, under normal circumstances, differ from the segments managed by the other managers with respect to portfolio composition, turnover, issuer capitalization and issuer financial condition. Because selections are made independently by each manager, it is possible that a security held by one portfolio segment may also be held by other portfolio segments of the Funds or that several managers may simultaneously favor the same industry segment. Litman Gregory monitors the overall portfolio on an ongoing basis to ensure that such overlaps do not create an unintended industry concentration or result in lack of diversification.

Litman Gregory is responsible for establishing the target allocation of Fund assets to each manager and may adjust the target allocations at its discretion. Market performance may result in allocation drift among the managers of a Fund. Litman Gregory is responsible for periodically rebalancing the portfolios, the timing and degree of which will be determined by Litman Gregory. Each manager independently selects the brokers and dealers to execute transactions for the segment of a Fund being managed by that manager. Litman Gregory may at its discretion allow a manager to hold fewer or more than the specified number of holdings in its portfolio. The number of holdings may be the result of a manager’s investment decision, an involuntary spin-off by one of the companies held in the portfolio, the payment of a stock dividend or split in a separate class of stock, or a timing mismatch when buying or selling a portfolio security while selling or establishing a position in an existing security.

At times, allocation adjustments in the Alternative Strategies Fund may be considered tactical with over- or under-allocations to certain managers based on Litman Gregory’s assessment of the risk and return potential of each manager’s strategy at that point in time. Manager allocations are also influenced by each manager’s historical returns and volatility, which are assessed by examining the performance of strategies run by the managers in their private (hedge) funds or other accounts that Litman Gregory believes to be similar to those that will be used for the Alternative Strategies Fund. Litman Gregory has analyzed the individual and combined performance of the Alternative Strategies Fund’s managers in a variety of investment environments, including the 2008 financial crisis as well as other types of positive and negative market environments.

In the event a manager ceases to manage a segment of a Fund’s portfolio, Litman Gregory will select a replacement manager or allocate the assets among the remaining managers. The securities that were held in the departing manager’s segment of the Fund’s portfolio may be allocated to and retained by another manager of the Fund or will be liquidated in an orderly manner, taking into account various factors, which may include but are not limited to the market for the security and the potential tax consequences. Litman Gregory may also add additional managers in order to increase Fund diversification or capacity.

The SAI provides additional information about the compensation of each portfolio manager at each sub-advisor, other accounts managed by each portfolio manager, and each such portfolio manager’s ownership of securities of the Funds.

Temporary Defensive Positions: Under unusual market conditions or for temporary defensive purposes, a substantial part of each Fund’s total assets may be invested in cash or short-term, high-quality debt securities. To the extent that a Fund assumes a temporary defensive position, it may not achieve its investment objective during that time. Defensive positions may be initiated by the individual portfolio managers or by Litman Gregory.

Multi-Manager Exemptive Order: The Trust and Litman Gregory have obtained an exemptive order from the SEC that permits Litman Gregory, subject to certain conditions, to hire, terminate and replace managers with the approval of the Board only and without shareholder approval. Within 60 days of the hiring of any new manager or the implementation of any proposed material change in a sub-advisory agreement with an existing manager, shareholders will be furnished information about the new manager or sub-advisory agreement that would be included in a proxy statement. The order also permits a Fund to disclose sub-advisory fees only in the aggregate in its registration statement. Pursuant to the order, shareholder approval is required before Litman Gregory enters into any sub-advisory agreement with a manager that is affiliated with the Funds or Litman Gregory.

Portfolio Holdings Information

A description of the Funds’ policies and procedures regarding disclosure of the Funds’ portfolio holdings can be found in the SAI, which can be obtained free of charge by contacting the Funds’ transfer agent (the “Transfer Agent”) at 1-800-960-0188.

28	Litman Gregory Funds Trust

Advisory Fees

Each Fund pays a monthly investment advisory fee to Litman Gregory based on that Fund’s average daily net assets. The table below illustrates the base fee rates payable to Litman Gregory and the reduced fee rates payable on assets in excess of certain levels (breakpoints).

Fund	Advisory Fee (as a percentage of net assets)
Equity Fund	First $750 million	1.10%
	Over $750 million	1.00%
International Fund	First $1 billion	1.10%
	Over $1 billion	1.00%
Smaller Companies Fund	First $450 million	1.14%
	Over $450 million	1.04%
Alternative Strategies Fund	Up to $2 billion	1.40%
	Between $2 and $3 billion	1.30%
	Between $3 and $4 billion	1.25%
	Over $4 billion	1.20%

Litman Gregory, not the Funds, is responsible for payment of the sub-advisory fees to the managers, each of whom is compensated monthly on the basis of the assets committed to its individual discretion. As of March 31, 2018, based on the assets of each Fund and the asset allocation targets, Litman Gregory pays fees to the sub-advisors as follows, which may change in the future because assets and allocations will fluctuate:

Fund	Aggregate Annual Fee Rates Litman Gregory Pays to Sub-Advisors
Equity Fund	0.587%
International Fund	0.469%
Smaller Companies Fund	0.464%
Alternative Strategies Fund	0.799%

Through April 30, 2019, pursuant to a Restated Contractual Advisory Fee Waiver Agreement, most recently amended effective as of January 1, 2017 (the “Fee Waiver Agreement”), Litman Gregory has agreed to waive a portion of its advisory fees for each Fund as follows: for the Equity Fund, Litman Gregory has agreed to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the Equity Fund’s daily net assets retained by Litman Gregory is 0.40%; for the International Fund, Litman Gregory has agreed to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the International Fund’s daily net assets retained by Litman Gregory is 0.40% on the first $1 billion of the International Fund’s assets and 0.30% for assets over $1 billion; for the Smaller Companies Fund, Litman Gregory has agreed to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the Smaller Companies Fund’s daily net assets retained by Litman Gregory is 0.26%; and for the Alternative Strategies Fund, Litman Gregory has agreed to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the Alternative Strategies Fund’s daily net assets retained by Litman Gregory is 0.50% on the first $2 billion of the Alternative Strategies Fund’s assets, 0.40% of the next $1 billion of the Alternative Strategies Fund’s assets, 0.35% of the next $1 billion of the Alternative Strategies Fund’s assets and 0.30% on assets over $4 billion. Litman Gregory has agreed not to seek recoupment of any advisory fee waived with respect to prior periods pursuant to the Fee Waiver Agreement.

In 2017, the advisory fees paid and net fees retained by Litman Gregory with respect to the Funds, after fee waivers, expense reimbursements and breakpoint adjustments (collectively, “Fee Adjustments”), were as follows:

Fund	2017 Advisory Fees Paid by the Fund after Fee Adjustments	2017 Aggregate Sub-Advisory Fees Paid by Litman Gregory to Sub- Advisors	2017 Net Advisory Fees Retained by Litman Gregory after Fee Adjustments and Payments to Sub-Advisors
Equity Fund	0.982%	0.585%	0.397%
International Fund	0.825%	0.466%	0.359%
Smaller Companies Fund	0.718%	0.461%	0.256%
Alternative Strategies Fund	1.310%	0.811%	0.499%

A discussion regarding the Board’s basis for approving the Funds’ investment advisory agreements with Litman Gregory and each sub-advisor (except the investment sub-advisory agreements with Evermore Global Advisors, LLC, Segall Bryant & Hamill, LLC and DCI, LLC) is included in the Funds’ Annual Report to Shareholders for the fiscal year ended December 31, 2017. Discussions regarding the Board’s basis for approving the investment sub-advisory agreements with Evermore Global Advisors, LLC, Segall Bryant & Hamill, LLC and DCI, LLC are included in the Funds’ Semi-Annual Report to Shareholders for the period ended June 30, 2017.

Fund Management and Investment Styles	29

Litman Gregory Masters Equity Fund – Sub-Advisors

The Equity Fund’s six sub-advisors (seven portfolio segments) emphasize different stock-picking styles and invest in stocks spanning a range of market capitalizations. Litman Gregory believes that during any given year certain stock-picking styles will generate higher returns than comparable market indexes, while others will lag. By including a variety of stock-picking styles in this single mutual fund, Litman Gregory believes that the variability and volatility of returns can be lessened.

Litman Gregory’s strategy is to allocate the portfolio’s assets among the managers who, based on Litman Gregory’s research, are judged to be among the best in their respective style groups. There is no minimum or maximum allocation of the Fund’s portfolio assets to each portfolio segment. The portfolio managers manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks. Under normal market conditions, the Equity Fund invests at least 80% of the Equity Fund’s net assets, plus the amount of any borrowings for investment purposes, in equity securities. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs. Under normal conditions, each portfolio segment typically includes a minimum of 5 and a maximum of 15 securities. A portfolio segment may occasionally hold more than 15 securities. Though the total number of securities the Equity Fund may hold at any point in time will vary, it is generally expected that the Equity Fund will hold between 60 and 100 securities. The target allocation of assets to the portfolio segments was designed with the specific objective of maintaining significant exposure to stocks of large- and mid-sized companies with a greater emphasis on U.S. domiciled companies.

The following table provides a description of the Equity Fund’s six sub-advisors (seven portfolio segments) and their target levels of assets. Asset levels will fluctuate and it is at the discretion of Litman Gregory to re-balance the asset allocations. A detailed discussion of the management structure of the Equity Fund follows the table.

PORTFOLIO MANAGER(S)/SUB-ADVISOR	TARGET ASSET ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Christopher C. Davis Danton Goei Davis Selected Advisers, L.P.	15%	Mostly large companies	Blend
Patrick J. English, CFA Jonathan T. Bloom, CFA Fiduciary Management, Inc.	15%	All sizes	Blend
Clyde S. McGregor, CFA Harris Associates L.P.	15%	All sizes, but mostly large- and mid-sized companies	Value
William C. Nygren, CFA Harris Associates L.P.	15%	Mostly large and mid-sized companies	Value
Scott Moore, CFA Nuance Investments, LLC	10%	All sizes	Value
Frank M. Sands, CFA A. Michael Sramek, CFA Sands Capital Management, LLC	17%	All sizes, but mostly large- and mid-size companies	Growth
Richard T. Weiss, CFA Wells Capital Management, Inc.	13%	All sizes, but mostly small- and mid-sized companies	Blend

30	Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund Portfolio Managers

Christopher C. Davis

Danton Goei

Davis Selected Advisers, L.P.

2949 East Elvira Road, Suite 101

Tucson, AZ 85756

Christopher C. Davis and Danton Goei are the portfolio managers for the segment of the Equity Fund’s assets managed by Davis Selected Advisers, L.P. (“Davis Advisors”). Davis has served as a Portfolio Manager of Davis New York Venture Fund since October 1995, and also manages other equity funds advised by Davis Advisors. Davis served as Assistant Portfolio Manager and Research Analyst working with Shelby M.C. Davis from September 1989 through September 1995. Goei has served as a Portfolio Manager of Davis New York Venture Fund since January 2014 and also manages other equity funds advised by Davis Advisors. Goei started with Davis Advisors as a Research Analyst in 1998. Davis Advisors has been a sub-advisor to the Equity Fund since 1996.

Approximately 15% of the Equity Fund’s assets are managed by Davis Advisors. Davis Advisors manages equity funds using the “Davis Investment Discipline.” Davis Advisors conducts extensive research to try to identify businesses that possess characteristics that Davis Advisors believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at discounts to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain.

Over the years, Davis Advisors has developed a list of characteristics that it believes help companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of these characteristics:

Competitive Advantages

•	Non-obsolescent products

•	Dominant or growing market share

•	Global presence and powerful brands

First-Class Management

•	Proven track record

•	Significant alignment of interests in business

•	Intelligent allocation of capital

Financial Strength

•	Strong balance sheet

•	Low cost structure

•	High returns on invested capital

After determining which companies Davis Advisors believes an account should own, it then turns its analysis to determining the intrinsic value of those companies’ equity securities. Davis Advisors seeks equity securities that can be purchased at attractive valuations relative to their intrinsic value. Davis Advisors’ goal is to invest in companies for the long term. Davis Advisors considers selling a company’s equity securities if the securities’ market price exceeds Davis Advisors’ estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company’s equity securities is no longer attractive.

Patrick J. English, CFA

Jonathan T. Bloom, CFA

Fiduciary Management, Inc.

100 E. Wisconsin Avenue

Milwaukee, WI 53202

Patrick J. English and Jonathan Bloom are co-portfolio managers for the segment of the Equity Fund’s assets managed by Fiduciary Management, Inc. (“Fiduciary” or “FMI”). English joined Fiduciary in 1986. He is the Chairman, Chief Executive Officer and Chief Investment Officer and a partner of Fiduciary and is a member of the Portfolio Management Committee. English and Bloom serve as the co-heads of equity research, and they work with Fiduciary’s analysts in vetting new research ideas. Prior to joining Fiduciary, English was a research analyst with Dodge & Cox from 1985 to 1986. Bloom joined Fiduciary in 2010. He is the Director of Research and a partner of Fiduciary and is a member of Fiduciary’s Portfolio Management Committee. Prior to joining Fiduciary, Bloom was in the Applied Value Investing Program at Columbia Business School from 2008 to 2009. Fiduciary has been a sub-advisor to the Equity Fund since 2013.

Approximately 15% of the Equity Fund’s assets are managed by Fiduciary. Fiduciary seeks to buy companies that have durable franchises (i.e., franchises that can survive difficult times) and whose common stock is trading below FMI’s estimated intrinsic value of the company. FMI’s investment process has always focused on evaluating three attributes of a company: the quality of the business model, the valuation, and the quality of management.

Assessing the quality of a business is a primary research focus. Fiduciary defines a good business model as one that has a defensible niche and that can survive the ups and downs of a business cycle. In a defensible niche, FMI looks for companies with a high degree of recurring revenue, a well-established customer base, and/or sustainable competitive advantage. Typically, businesses that meet these characteristics are well-established with modest growth profiles. The FMI investment team will review historical SEC filings and shareholder reports to understand a company’s business model, and, where necessary, adjust a company’s investment capital base for illegitimate write-offs (due to bad acquisitions, for example) to get a reliable picture of a company’s historical return on invested capital (“ROIC”). Then the team will conduct a deeper analysis of the drivers of a company’s ROIC such as revenue

Litman Gregory Masters Equity Fund – Sub-Advisors	31

Litman Gregory Masters Equity Fund – Sub-Advisors — (Continued)

growth, margins, capital expenditure etc., going back at least 20 quarters. In addition, they will meet with and/or have conference calls with management of the company, as well as its suppliers, competitors, and customers.

FMI’s work on a company’s business model and quality helps identify which valuation metrics (such as Price/Earnings (“P/E”), Enterprise Value (EV) to Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), Price/Sales (P/S), etc.) should be utilized for estimating a company’s intrinsic value. This work is also valuable in assessing whether or not the business model has changed significantly over time, making historical comparisons irrelevant. If that is the case, FMI will analyze the trading of a stock based on various valuation metrics over a 10- to 20-year time period, relative to the broad market and its peers, across different economic cycles, and with different underlying company fundamentals such as margins, top-line growth, competitive positioning, capital intensity of the business, etc.

This historical valuation analysis may be supplemented by other valuation techniques, such as sum-of-the-parts analysis (i.e., valuing different pieces of a business separately) and valuation based on private- and public-market transaction data (for example, valuation multiples used in an acquisition), which may assume greater importance when historical comparisons are less relevant, such as where business models have changed or management strategy has shifted. FMI is not looking for a specific discount to its estimate of intrinsic value, but if its valuation analysis suggests that a stock is undervalued, in absolute terms and/or in relation to its future profitability (ROIC in this case), and downside risks are limited, then the stock is a strong candidate for purchase. In general, FMI does not aim to be precise (just approximately correct) with its valuation analysis and will come up with price-target ranges over three to five years. These price targets are generally within a narrow range, and they guide FMI on when to trim or sell a stock.

FMI also focuses on areas that company management can control. Therefore, FMI will look at the backgrounds of management teams. This may involve: assessing their experience and track record; reviewing proxy statements to assess whether management compensation and incentives are in line with shareholder interests; evaluating past management decisions to assess whether or not those decisions enhanced shareholder value; and discussing with management their strategy and execution plan to assess the likelihood of meeting their stated goals and objectives.

Clyde S. McGregor, CFA

Harris Associates L.P.

111 S. Wacker Drive

Suite 4600

Chicago, IL 60606

Clyde S. McGregor is the portfolio manager for one of the segments of the Equity Fund’s assets managed by Harris Associates L.P. (“Harris”). McGregor is a Vice President and portfolio manager at Harris and currently manages the Oakmark

Equity and Income Fund and the Oakmark Global Fund. He earned a B.A. degree from Oberlin College and an M.B.A. from the University of Wisconsin-Madison. McGregor joined Harris in 1981 as an analyst with broad industry coverage across the market capitalization spectrum. He has been in the investment business since 1983. McGregor became a portfolio manager at Harris in 1986. Harris has been a sub-advisor to the Equity Fund since 2008.

Approximately 15% of the Equity Fund’s assets are managed by McGregor. McGregor and Harris’ portfolio management team employ Harris’ value investment philosophy and process. This value investment philosophy is based upon the belief that, over time, a company’s stock price converges with Harris’ estimate of its intrinsic or true business value. By “true business value,” Harris means an estimate of the price a knowledgeable buyer would pay to acquire the entire business. In making its investment decisions, Harris uses a “bottom-up” approach focused on individual companies, rather than focusing on specific economic factors or specific industries.

The chief consideration in the selection of stocks is the size of the discount of a company’s stock price compared to the company’s perceived true business value. In addition, Harris looks for companies with the following characteristics, although not all companies will have all of these attributes: free cash flows and intelligent investment of excess cash, earnings that are growing and are reasonably predictable, and a high level of management ownership in the company. Once Harris determines that a stock is selling at a significant discount and that the company has some of the aforementioned attributes, Harris generally will consider buying that stock for a strategy. Harris usually sells a stock when the price approaches its estimated value. This means Harris has “buy” and “sell” targets for each stock held in its clients’ discretionary accounts. Harris also monitors each holding and adjusts those price targets as warranted to reflect changes in a company’s fundamentals. Harris attempts to manage some of the risks of investing in stocks of companies by purchasing stocks whose prices it considers low relative to Harris’ estimate of the companies’ intrinsic value. In addition, Harris seeks companies with solid finances and proven records and continuously monitors each portfolio holding.

William C. Nygren, CFA

Harris Associates L.P.

111 S. Wacker Drive

Suite 4600

Chicago, IL 60606

William C. Nygren is the portfolio manager for one of the segments of the Equity Fund’s assets managed by Harris. Nygren is a Vice President, Chief Investment Officer, U.S. Equity, portfolio manager and analyst at Harris and has managed the Oakmark Select Fund since its inception in 1996, the Oakmark Fund since April 2000 and the Oakmark Global Select Fund since its inception in 2006. He earned a B.S. degree in Accounting from the University of Minnesota and an M.S. degree in Finance from the University of Wisconsin-Madison. He has

32	Litman Gregory Funds Trust

been in the investment business since 1981. Nygren joined Harris in 1983 as an Investment Analyst and later served as Harris’ Director of Research from 1990 through 1998. Harris has been a sub-advisor to the Equity Fund since 2008.

Approximately 15% of the Equity Fund’s assets are managed by Nygren. Nygren and Harris’ portfolio management team employ Harris’ value investment philosophy and process. This value investment philosophy is based upon the belief that, over time, a company’s stock price converges with Harris’ estimate of its intrinsic or true business value. By “true business value,” Harris means an estimate of the price a knowledgeable buyer would pay to acquire the entire business. In making its investment decisions, Harris uses a “bottom-up” approach focused on individual companies, rather than focusing on specific economic factors or specific industries.

The chief consideration in the selection of stocks is the size of the discount of a company’s stock price compared to the company’s perceived true business value. In addition, Harris looks for companies with the following characteristics, although not all companies will have all of these attributes: free cash flows and intelligent investment of excess cash, earnings that are growing and are reasonably predictable, and a high level of management ownership in the company. Once Harris determines that a stock is selling at a significant discount and that the company has some of the aforementioned attributes, Harris generally will consider buying that stock for a strategy. Harris usually sells a stock when the price approaches its estimated value. This means Harris has “buy” and “sell” targets for each stock held in its clients’ discretionary accounts. Harris also monitors each holding and adjusts those price targets as warranted to reflect changes in a company’s fundamentals. Harris attempts to manage some of the risks of investing in stocks of companies by purchasing stocks whose prices it considers low relative to Harris’ estimate of the companies’ intrinsic values. In addition, Harris seeks companies with solid finances and proven records and continuously monitors each portfolio holding.

Scott Moore, CFA

Nuance Investments, LLC

4900 Main Street, Suite 220

Kansas City, MO 64112

Scott Moore is the lead portfolio manager for the segment of the Equity Fund’s assets managed by Nuance Investments, LLC (“Nuance”). Moore is the President and Chief Investment officer of Nuance. He is also the Lead Portfolio Manager for the Nuance Concentrated Value and Mid Cap Value products within Nuance, and co-manager of the Nuance Concentrated Value Long-Short Fund. Moore has more than 26 years of value investment experience.

For the decade before co-founding Nuance, Moore managed more than $10 billion in institutional, intermediary and mutual fund assets for American Century Investments (“ACI”). Prior to becoming a Portfolio Manager at ACI, he spent three years as an Investment Analyst at ACI, specializing in the telecommunications, utility and industrial sectors. He also worked as a Fixed Income Investment Analyst at ACI and as an Investment Analyst at Boatmen’s Trust Company in St. Louis, Missouri.

Moore holds a BS degree in finance from Southern Illinois University, and an MBA with an emphasis in finance from the University of Missouri.

Approximately 10% of the Equity Fund’s assets are managed by Nuance. Nuance’s investment philosophy was formed on the belief that the ability to outperform the broad stock market is predicated on a consistent and disciplined value investing approach. The Nuance investment team’s sole focus is generating investment returns for clients by diligently reviewing one company at a time on its own investment merits. Through long-term study of each company and thorough analysis of financial statements, management strategy and competitive position, the Nuance investment team becomes familiar with each company bought and sold in the portfolios over time. This familiarity allows for consistent and prompt execution with the sole focus being the generation of excess returns over the long-term. Further, Nuance is intensely focused on ensuring that it manages the appropriate amount of assets to allow future performance the opportunity to mirror that of the historical performance.

The Nuance investment team employs a consistent investment process when narrowing its selections for investment. The team initially goes through a quantitative screening process designed to identify potential leading business franchises by grouping all domestic and developed country companies into 68 sub-industries and reviewing returns on capital, balance sheet strength and capital spending habits. Leading business franchises with distinct traits are identified through this process, which allows the Nuance investment team to narrow the universe to those companies that statistically appear to fit Nuance’s criteria. Nuance is ultimately looking for best-in-class businesses with high and sustainable returns on capital, above-average financial strength and reasonable capital spending habits.

A major focus of Nuance’s fundamental analysis is on identifying competitive shifts, or transitions, within an industry that create significant threats to leading businesses. Nuance accepts subtle, transitory market-share shifts that occur between the number one and number two industry players, but Nuance does not invest in companies or industries that are undergoing secular competitive transitions, because Nuance is unwilling to accept the level of uncertainty that results from such transitions. The Nuance investment team is intentional about keeping an eye out for threats to its universe of leading businesses, including technology advancements that can lead to product obsolescence or to secular shifts in how business is conducted. Threats can also include secular shifts in the consumer mindset. Nuance’s focus on competitive position typically leads to minimal, if any, exposure to industries if Nuance does not believe companies in such industries can achieve long-term competitive advantages.

Litman Gregory Masters Equity Fund – Sub-Advisors	33

Litman Gregory Masters Equity Fund – Sub-Advisors — (Continued)

With respect to valuation, Nuance believes good companies are periodically undervalued in the marketplace for transitory reasons. These opportunities are created by investors’ short-term focus on a period of under-earning that is not unusual in the context of the industry’s typical cycles or the specific company’s approach to the competitive landscape. Because these companies are out of favor, the periods of meaningful undervaluation often do not last much longer than a few years, providing Nuance with the opportunity to capitalize on the discount relatively quickly. The goal of this valuation work is to establish estimates of a company’s fair value and trough value, resulting in fair value and downside price targets used for portfolio construction. At the heart of Nuance’s valuation work is a focus on the normalized earnings power of a business based on the company’s current level of tangible assets.

Nuance believes it is important to know who is running the business. The focus is on whether management is going to stick with the core business and how it plans to execute over the long-term. These broader strategy-type discussions with management teams include capital-allocation plans, research and development budgets, thoughts on normal earnings and peaks and troughs (usually discussed in the context of margins) to help evaluate the sustainability of leading businesses. Nuance believes that management going outside of its core business speaks volumes about its sustainability and triggers a review of the business and an evaluation of whether the company continues to qualify as an investment candidate. The focus is on the dynamics of the business/industry, and the certainty around the competitive position of that business.

Nuance sells investments when the stock has surpassed the team’s estimate of intrinsic value, when a more attractive investment opportunity becomes available, when the team identifies a legitimate threat to the sustainability of a leading business, or when the team believes they made a misjudgment in their original analysis.

Frank M. Sands, CFA

A. Michael Sramek, CFA

Sands Capital Management, LLC

1000 Wilson Boulevard

Suite 3000

Arlington, VA 22209

Frank M. Sands is the lead portfolio manager, and A. Michael Sramek is the portfolio manager, for the segment of the Equity Fund’s assets managed by Sands Capital Management, LLC (“Sands Capital”). Sands is the Chief Investment Officer and Chief Executive Officer at Sands Capital. Prior to joining Sands Capital, he was a portfolio manager and research analyst for Fayez, Sarofim and Company. Sramek is a Senior Portfolio Manager, Research Analyst and Managing Director at Sands Capital. He began his investment career as a research analyst at Mastrapasqua & Associates in 2000 prior to joining Sands Capital in 2001. Sands and Sramek are supported by a larger team of research analysts and associates. Sands Capital is independent and 100% staff owned. Sands Capital has been a sub-advisor to the Equity Fund since 2008.

Approximately 17% of the Equity Fund’s assets are managed by Sands Capital. The Sands Capital team believes that over time stock price appreciation follows earnings growth. The investment objective is to identify companies that can sustain above-average earnings growth relative to the broader market, typically over the next three to five years. The team believes great investment ideas are rare and runs a concentrated portfolio of high-quality, seasoned, growing businesses across an array of attractive and growing business spaces. Independent research – bottom-up and company focused – is the cornerstone of the team’s investment process. All research analyses and conclusions are internally generated using a variety of fundamental techniques and external data sources.

The team seeks to identify leading growth businesses that can withstand the continual scrutiny of following six investment criteria:

(1)	Sustainable above-average earnings growth.

(2)	Leadership position in a promising business space.

(3)	Significant competitive advantage/unique business franchise.

(4)	Clear mission and value-added focus.

(5)	Financial strength.

(6)	Rational valuation relative to market and business prospects.

In collaboration with the whole Sands Capital investment team, Sands and Sramek seek to identify and own the companies that appear to be the strongest fits with the above criteria by doing the following: monitoring status/activity in other portfolios (e.g., absolute weights and weight trends); meeting regularly with the various Sands Capital portfolio manager teams, sector teams, and individual analysts/ associates; reading internal and external research and participating in research activities (management meetings, field trips, etc.); holding regular team meetings and soliciting/encouraging recommendations from all Sands Capital team members.

The strongest fits are determined by de-composing each of the six criteria into its sub-components and then evaluating the universe of Sands Capital holdings versus those characteristics. For instance, “leadership in an attractive business space” can be broken into characteristics such as: large/growing market share; innovation; pricing power; strategic position in value chain; and attractive business model (high margins, high/rising ROIC, etc.). Companies are evaluated against these characteristics in a consensus-building process between the portfolio manager team and the rest of the investment team. The companies whose investment cases exhibit in great depth the qualities that Sands Capital values are regarded as the strongest fits and thus included in the Equity Fund.

34	Litman Gregory Funds Trust

Richard T. Weiss, CFA

Wells Capital Management, Inc.

100 Heritage Reserve

Menomonee Falls, WI 53051

Richard T. Weiss is the portfolio manager for the segment of the Equity Fund’s assets managed by Wells Capital Management, Inc. (“WellsCap”). Weiss has been in the investment business for over 30 years and is currently Managing Director and Senior Portfolio Manager of the Select Equity portfolio for WellsCap. Previously, he had been the manager or co-manager of the Wells Fargo Advantage Common Stock Fund and the Wells Fargo Advantage Opportunity Fund (previously known as the Strong Common Stock Fund and Strong Opportunity Fund) from March 1991 until March 2008. Prior to this, Weiss was a partner/portfolio manager at Stein Roe & Farnham in Chicago where he began his career, starting as a research analyst, in 1975. Weiss continues an informal relationship with the Wells Capital Management Core Equity team, which manages the Wells Fargo Advantage Common Stock Fund and Wells Fargo Advantage Opportunity Fund. WellsCap has been a sub-advisor to the Equity Fund since the Equity Fund’s inception in 1996.

Approximately 13% of the Equity Fund’s assets are managed by Weiss. He invests in stocks of small- and mid-sized companies that are undervalued either because they are not broadly recognized, are in transition, or are out of favor based on short-term factors. Weiss also has the flexibility to invest in the stocks of larger companies if in his opinion they offer the potential for better returns. In seeking attractively valued companies, Weiss focuses on companies with above-average growth potential that also exhibit some or all of the following:

•	Low institutional investor ownership and low analyst coverage

•	High-quality management

•	Sustainable competitive advantage

Weiss evaluates the degree of under-valuation relative to his estimate of each company’s private market value. This private market value approach is based on an assessment of what a private buyer would be willing to pay for the future cash flow stream of the target company. Based on his experience, Weiss believes that, except for technology and other high-growth stocks, most stocks trade at between 50% and 80% of the private market value. When trading at the low end of this range, companies take steps to prevent takeover, or they are taken over. The private market value estimate is applied flexibly, based on the outlook for the industry and the company’s fundamentals.

The SAI provides additional information about each sub-advisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

Litman Gregory Masters Equity Fund – Sub-Advisors	35

Litman Gregory Masters International Fund – Sub-Advisors

The International Fund’s six sub-advisors pursue the International Fund’s objective primarily through investments in common stocks of issuers located outside of the United States. Under normal market conditions, the International Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the securities of companies organized or located outside of the United States, including large-, mid-, and small-cap companies and companies located in emerging markets. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs. Each manager may invest in securities traded in both developed and emerging markets. Though there is no limit on emerging market exposure, it is not expected to be a primary focus, and the majority of the International Fund’s assets is expected to be invested in stocks of companies listed and domiciled in foreign developed countries. There are no limits on the International Fund’s geographic asset distribution but, to provide adequate diversification, the International Fund ordinarily invests in the securities markets of at least five countries outside of the United States. In most periods it is expected that the International Fund will hold securities in more than five countries. Although the International Fund intends to invest substantially all of its assets in issuers located outside of the United States, it may invest in U.S. issues on a limited basis, and at times of abnormal market conditions it may invest all of its assets in fewer than five countries.

The International Fund’s managers emphasize different stock-picking styles and invest in stocks spanning a range of market capitalization. Litman Gregory believes that during any given year certain stock-picking styles will generate higher returns than comparable market indexes, while others will lag. By including a variety of stock-picking styles in this single mutual fund, Litman Gregory believes that the variability and volatility of returns can be lessened. Although each manager has the flexibility to invest on a worldwide basis in non-U.S. companies with market capitalization of any size, it is expected that the International Fund will have significant exposure to large- and mid-sized foreign companies under normal market conditions.

Litman Gregory’s strategy is to allocate the portfolio’s assets among the managers who, based on Litman Gregory’s research, are judged to be among the best relative to their respective peer groups. There is no minimum or maximum allocation of the Fund’s portfolio assets to each sub-advisor. With respect to managers for the International Fund, Litman Gregory has focused exclusively on stock pickers who emphasize bottom-up stock-picking rather than macro-driven, top-down country picking.

Litman Gregory believes that bottom-up stock pickers have an advantage in foreign markets because:

•	It is Litman Gregory’s opinion that the dynamics that influence individual countries’ markets, including currencies, inflation, economic growth, political factors, regulation and the like, are much more difficult to assess than the prospects and valuation characteristics of individual companies.

•	Litman Gregory believes that some individual stocks in foreign markets are less closely analyzed (the markets are less “efficient”) than those in the United States. Litman Gregory believes that this will result in greater opportunities for skilled stock pickers to add value through pure stock selection.

•	Based on Litman Gregory’s observations, bottom-up stock pickers in foreign markets, on average, seem to perform better than top-down-oriented managers.

Though bottom-up stock picking is emphasized, each manager also monitors specific macro-factors that it believes are relevant in specific countries.

The sub-advisors manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks. Under normal conditions, each manager’s portfolio segment typically includes a minimum of 8 and a maximum of 15 securities. A manager may occasionally hold more than 15 securities. Though the total number of securities the International Fund may hold at any point in time will vary, it is generally expected that the International Fund will hold between 48 and 90 securities.

36	Litman Gregory Funds Trust

The following table provides a description of the International Fund’s six sub-advisors and their target levels of assets. Asset levels will fluctuate and it is at the discretion of Litman Gregory to re-balance the asset allocations. A detailed discussion of the management structure of the International Fund follows the table.

PORTFOLIO MANAGER(S)/SUB- ADVISOR	TARGET ASSET ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
David E. Marcus Evermore Global Advisors, LLC	16.67%	All sizes	Value
David G. Herro, CFA Harris Associates L.P.	16.67%	All sizes, but mostly large- and mid-sized companies	Value
Mark Little Lazard Asset Management LLC	16.67%	All sizes	Blend
Howard Appleby, CFA Jean-Francois Ducrest James LaTorre, CFA Northern Cross, LLC	16.67%	Mostly large- and mid-sized companies	Blend
Fabio Paolini, CFA Benjamin (Ben) Beneche, CFA Pictet Asset Management, LTD	16.67%	All sizes	Blend
W. Vinson Walden, CFA Thornburg Investment Management, Inc.	16.67%	All sizes	Eclectic, may invest in traditional value stocks or growth stocks

Litman Gregory Masters International Fund Portfolio Managers

David E. Marcus

Evermore Global Advisors, LLC

89 Summit Avenue

Summit, NJ 07901

David E. Marcus is the lead portfolio manager for the segment of the International Fund’s assets managed by Evermore Global Advisors, LLC (“Evermore”). Marcus is Co-Founder, Chief Executive Officer and Chief Investment Officer and a portfolio manager at Evermore. He has managed the Evermore Global Value Fund since its inception in 2010. Marcus has over 25 years of experience in investment management, including management of registered investment companies. For a majority of this time, Marcus has focused on investing in European and other foreign companies. Marcus graduated from Northeastern University in 1988. From 1988 to 2000, Marcus held a series of positions at Mutual Series Fund, including junior research analyst, research analyst, co-portfolio manager and portfolio manager. From November 1998 to January 2000, Marcus was portfolio manager of the Mutual European Fund and co-portfolio manager of the Mutual Shares Fund and Mutual Discovery Fund. During this time, Marcus also served as Senior Vice President and Director of European Investments for Franklin Mutual Advisers, LLC. After leaving Franklin Mutual in early 2000, Marcus founded Marcstone Capital Management, L.P., a long/short European-focused equity manager, largely funded by Jan Stenbeck, the Swedish financier. After Mr. Stenbeck’s sudden death in late 2002, Marcus closed Marcstone and returned capital to its investors. In early 2003, Marcus co-founded Stonebrook Partners, LLC, the Stenbeck family office, and became an adviser to the Stenbeck family, in which capacity he helped restructure a number of the public and private companies that the family controlled. In June 2004, Marcus founded and served as managing partner of MarCap Investors, L.P., the investment manager of a European small-cap special situations fund, which he actively managed through the end of 2008 and wound down in 2009. Over the past thirteen years, Marcus has served on the board of directors of numerous companies, including: Novestra AB, a Swedish publicly-traded private equity firm with holdings in the U.S. and Europe; Pergo AB, a Swedish publicly-traded flooring company for which Marcus was instrumental in helping negotiate the sale of the company to the German company Pfleiderer AG; Scribona AB, a Swedish publicly-traded distributor of office products with sales in excess of $1 billion, for which Marcus, as Chairman of the Board, led the complete restructuring of the company and the negotiation to sell its operating assets; Miltope, Inc., a U.S. publicly-traded and subsequently acquired maker of ruggedized electronics for the U.S. military; and Modern Times Group AB, a Swedish publicly-traded pan-European media conglomerate. Marcus has gained significant operating experience through his active involvement on the above mentioned boards, as well as his involvement with

Litman Gregory Masters International Fund – Sub-Advisors	37

Litman Gregory Masters International Fund – Sub-Advisors — (Continued)

the restructuring of a number of companies controlled by the Stenbeck family. Evermore has been a sub-advisor to the International Fund since 2017.

Approximately 16.67% of the International Fund’s assets are managed by Marcus. Evermore employs a research and catalyst driven, fundamental value investment strategy. With an emphasis on undervalued companies undergoing change (“special situations”), Evermore focuses on investments in areas where the most compelling opportunities exist and on situations that, in Evermore’s opinion, have the potential for growth of capital. In selecting equity investments, Evermore focuses on the market price of a company’s securities relative to Evermore’s own evaluation of the company’s asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Evermore also focuses on the strength of the management teams of the companies for which Evermore is evaluating an investment. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on Evermore’s own analysis of the security’s intrinsic value rather than the coupon rate or rating of the security. Evermore examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

A special situation arises when the securities of a company are expected to appreciate due to company-specific developments (“catalysts”) rather than general business conditions or movements of the market as a whole. Catalysts may include management changes, shareholder activism, and operational and financial restructurings (e.g., cost-cutting, asset sales, breakups, spinoffs, mergers, acquisitions, liquidations, share buybacks, recapitalizations, etc.). Investments in special situations may include equity securities or fixed-income securities, such as corporate debt, which may be in a stressed or distressed position. Special situation investments may include high yield fixed-income securities or “junk bonds” (i.e., securities that are rated below investment grade by S&P or by another Nationally Recognized Statistical Rating Organization or similar unrated securities).

David G. Herro, CFA

Harris Associates L.P.

111 S. Wacker Drive

Suite 4600

Chicago, IL 60606

David G. Herro is the portfolio manager for the segment of the International Fund’s assets managed by Harris Associates L.P. (“Harris”). Herro is Deputy Chairman, Chief Investment Officer International Equity and a portfolio manager at Harris. He has managed the Oakmark International Fund, the Oakmark International Small Cap Fund and the Oakmark Global Select Fund since their inception in 1992, 1995 and 2006, respectively. Herro earned a B.S. degree in Accounting from the University of Wisconsin-Platteville and an M.A. degree from the University of Wisconsin-Milwaukee. He has been in the investment business since 1986. Harris has been a sub-advisor to the International Fund since the International Fund’s inception in 1997.

Approximately 16.67% of the International Fund’s assets are managed by Herro. Herro and Harris’ portfolio management team employ Harris’ value investment philosophy and process to manage his portion of the International Fund’s assets. This value investment philosophy is based upon the belief that, over time, a company’s stock price converges with Harris’ estimate of its intrinsic or true business value. By “true business value,” Harris means an estimate of the price a knowledgeable buyer would pay to acquire the entire business. In making its investment decisions, Harris uses a “bottom-up” approach focused on individual companies, rather than focusing on specific economic factors or specific industries.

The chief consideration in the selection of stocks is the size of the discount of a company’s stock price compared to the company’s perceived true business value. In addition, Harris looks for companies with the following characteristics, although not all companies will have all of these attributes: free cash flows and intelligent investment of excess cash, earnings that are growing and are reasonably predictable, and a high level of management ownership in the company. Once Harris determines that a stock is selling at a significant discount and that the company has some of the aforementioned attributes, Harris generally will consider buying that stock for a strategy. Harris usually sells a stock when the price approaches its estimated value. This means Harris has “buy” and “sell” targets for each stock held in its clients’ discretionary accounts. Harris also monitors each holding and adjusts those price targets as warranted to reflect changes in a company’s fundamentals. Harris attempts to manage some of the risks of investing in stocks of companies by purchasing stocks whose prices it considers low relative to Harris’ estimate of the companies’ intrinsic values. In addition, Harris seeks companies with solid finances and proven records and continuously monitors each portfolio holding. Harris attempts to manage some of the risks of investing in foreign securities by considering the relative political and economic stability of a company’s home country, the company’s ownership structure, and the company’s accounting practices.

Mark Little

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, NY 10112

Mark Little is the lead portfolio manager for the segment of the International Fund’s assets managed by Lazard Asset Management LLC (“Lazard”). Little is a managing director, portfolio manager/analyst on the International Strategic Equity portfolio-management team at Lazard. He has been a portfolio manager of the Lazard International Strategic Equity Portfolio since that fund’s inception in October 2005. He began working in the investment field in 1992. Prior to joining Lazard in 1997, he was a manager in the corporate finance practice of Coopers & Lybrand and earned his Associated Chartered Accountant (ACA) qualification with Rees Pollock Chartered Accountants. Little has an MA in Economics from Clare College, Cambridge University. Lazard has been a sub-advisor to the International Fund since 2013.

38	Litman Gregory Funds Trust

Approximately 16.67% of the International Fund’s assets are managed by Little. Little and the portfolio management team at Lazard believe that a company with the ability to improve and/or sustain its profitability at a relatively high level can compound returns at an attractive rate. At the same time, they believe in buying such companies that are trading at discounts relative to their profitability prospects.

Generally, Lazard categorizes any purchased stock into one or more of the following three categories:

•	Compounders: These are companies that Little and the team think can sustain relatively high levels of profitability and companies whose management may enhance shareholder returns through share buybacks and dividend payments. Lazard will purchase these companies if Little and the team believe they can compound total return (i.e., earnings growth, dividends, and share buybacks) at a relatively high rate over the long term and are reasonably priced in relation to their profitability prospects.

•	Mispriced Situations: These are companies that are trading inexpensively relative to what Little and the team think their assets and cash flows should be worth longer term. They may or may not be compounders.

•	Restructuring: These are companies whose profitability is depressed relative to their history and companies who are taking steps – such as cutting costs, investing in an underinvested area, selling non-core businesses, etc. – to return to higher profitability. They may or may not become compounders.

Lazard’s analysts are largely responsible for generating ideas. They do so by running valuation screens in their sectors and monitoring developments at companies that fall under their coverage. They do most of the fundamental analysis, though Little and the other portfolio managers at Lazard are also involved. Little and the portfolio management team review and debate the assumptions analysts use in their financial modeling, meet with company management, and lead analysis on some small-cap companies. The goal of the team’s fundamental company analysis is to identify Lazard’s research edge and estimate how much return can be generated from this edge. Lazard’s research edge is generally a function of its analysts having a differentiated view than the market on the profitability a company can generate, the duration of its profitability, and/or what the company should be worth.

Little and the team use several valuation metrics to gauge a company’s worth and set price targets. A company has to be priced in a way that Lazard believes is reasonably valued for the profitability it can generate. This assessment is based upon free-cash-flow yield, valuation relative to peers or relative to businesses with similar profitability and growth characteristics, discounted-cash-flow modeling, and sum of the parts (valuing different segments of a company separately). There is a fair amount of judgment involved in balancing these different approaches to assess a company’s worth and set price targets.

Howard Appleby, CFA

Jean-Francois Ducrest

James LaTorre, CFA

Northern Cross, LLC

125 Summer Street, Suite 1410

Boston, MA 02110

Howard Appleby, Jean-Francois Ducrest and James LaTorre are the co-portfolio managers for the segment of the International Fund’s assets managed by Northern Cross, LLC (“Northern Cross”). Appleby, Ducrest and LaTorre are the co-founders and principal owners of Northern Cross. Appleby, a British citizen, has been in the investment business since 1982, when he began his career as an equity analyst specializing in basic materials and energy for W. Greenwell & Co. In 1985, he moved to the U.S. and started a 16-year sell-side career, advising U.S. portfolio managers on non-U.S. equities in various research, sales, and management roles. In 2002, Appleby became part of the Northern Cross group as an analyst. In 2003, he became a founding partner and portfolio manager for Northern Cross. He is a graduate of the University of Exeter, Exeter, England and is a CFA charterholder. He is also a board member of the University of Exeter U.S. Foundation and the Celebrity Series of Boston. Mr. Ducrest, a French citizen, has been engaged in the business of international equities since 1988. He started his career on the sell side as an equity analyst at Paris-based European broker Cheuvreux, covering multiple sectors during his tenure there, including industrials, consumer goods, and utilities. From 1995 to 2001, he was a Senior Vice President and Principal of Cheuvreux’ U.S. operations, serving institutions investing in European equities. In 2002, Ducrest became part of the Northern Cross group as an analyst. In 2003, he became a founding partner and portfolio manager for Northern Cross. He is a graduate of the Institut d’Etudes Politiques de Paris, France and a Trustee of the French Cultural Center of Boston and the U.S. based Sciences-Po Foundation. LaTorre began his career with Merrill Lynch in New York. He moved to Boston in 1989 to become VP of Investments and Portfolio Manager at the Ivy Funds. LaTorre joined the Northern Cross team in 1992, initially as Director of Research. He later became a Portfolio Manager in 1996. In 2003, he became a founding partner and portfolio manager for Northern Cross, LLC. LaTorre has a BA in Economics from Fairfield University and an MS in Finance from Boston College. At Boston College, LaTorre was the recipient of the Dean and Faculty Award given to the highest ranking student at graduation. He is also a recipient of the Distinguished Alumni Achievement Award from the Carroll School of Management at Boston College. LaTorre is a Trustee of the Dana-Farber Cancer Institute and a member of the Presidential Advisory Council of Berklee College of Music.

Approximately 16.67% of the International Fund’s assets are managed by Northern Cross. The Northern Cross team’s investment philosophy and process are characterized by:

•	An in-depth understanding of a company and its industry, which leads to a long investment time horizon (3-5+ years) and results in low portfolio turnover

Litman Gregory Masters International Fund – Sub-Advisors	39

Litman Gregory Masters International Fund – Sub-Advisors — (Continued)

•	Analysis of the attractiveness of countries and industries from a top-down perspective, though stocks are selected on a bottom-up basis

•	Stock selection, not top-down views, which determines industry and country weightings

•	Low portfolio turnover, which minimizes transaction and market-impact costs

•	An emphasis on quality “blue chip” companies with long-term catalysts that will lead to expanding profit margins

•	A willingness to think independently and deviate significantly from benchmark industry and country weightings

•	Concentration in its best ideas with the most attractive risk/reward potential

The investment process encompasses an intensive, fundamental, bottom-up industry and company analysis coupled with a top-down, thematic approach. It is not uncommon for an idea to be monitored for years before a position is taken. Research is focused on identifying secular trends (rather than shorter-term cycles) that will drive margin expansion. Patient due diligence of companies, countries and regions are critical to the investment process. Northern Cross believes this due diligence, in combination with a top-down investment theme, provides the best opportunity to invest in truly undervalued companies. Before qualifying a country for investment, Northern Cross analyzes the stability of its currency, political, social, and economic environment and its legal infrastructure. Consequently, the team focuses on companies located in Europe, the Pacific Basin and emerging industrialized countries whose economic and political regimes appear stable and are believed to provide adequate protection to foreign shareholders.

Among the long-term drivers of stock price appreciation the team looks for are the following:

•	Margin expansion

•	Pricing power driven by industry consolidation

•	Franchise value

•	Restructuring

•	Asset plays

On-site company meetings play an important role in the portfolio construction process, with each company held in the portfolio typically visited at least twice per year. Contact with company management and other key people serve to help the team gain insight and understanding of the business’s operations and judge the strength of company management. The team utilizes a worldwide network of brokers/traders and local contacts for additional insight and trade execution.

Rigid buy/sell price targets are avoided, and the relative attractiveness of a stock or group of similar stocks is continuously evaluated. No single set of metrics is used to value all companies. Typically, the team looks for companies with strong and sustainable market positions that are selling at low P/E multiples relative to other stocks in the same country and industry. In addition to assessing a company’s relative P/E ratio, other valuation metrics considered include the potential for long-term margin expansion compared to the enterprise value/sales multiple, the long-term sustainable free cash flow yield, and the absolute P/E ratio looking many years out.

Positions are commonly sold when:

•	A new idea presents better risk/reward characteristics

•	The stock’s price reaches the underlying business value

•	There is an adverse change in the economic, political or regulatory environment

•	Management fails to execute their business plan

•	There is an overwhelming change in the company’s policy of shareholder rights

The team does not plan to hedge currencies. However, in a market where the local currency is expected to be weak, investments are often made in companies with assets or earning streams denominated in U.S. dollars.

Fabio Paolini, CFA

Benjamin (Ben) Beneche, CFA

Pictet Asset Management, LTD

120 London Wall

Moor House – Level 11

London, United Kingdom

EC2Y 5ET

Fabio Paolini and Benjamin (Ben) Beneche are the co-portfolio managers to the segment of the International Fund’s assets managed by Pictet Asset Management, LTD (“Pictet”). Pictet has been a sub-advisor to the International Fund since 2016.

Paolini joined Pictet in 1997 and is Co-Head of European Equities and Head of EAFE Equities within the Developed Equities team. Paolini began his career in Pictet & Cie’s Financial Research Department in 1994, initially in the Economics team and then in the European equities research team. Paolini graduated with a degree in Economics from the University of Siena in Italy. He obtained a CFPI/AZEK in 1996 and is a Chartered Financial Analyst (CFA) charterholder.

Beneche joined Pictet in 2008 and is a Senior Investment Manager in the EAFE Equities team with a specific focus on Japanese Equities. Beneche began his career as a graduate within PAM Equities then as a Junior Investment Manager on the Global Equities fund with an emphasis on the energy sector. Beneche graduated with a first class honors degree in Economics and Economic History from the University of York. He is also Chartered Financial Analyst (CFA) charterholder.

Approximately 16.67% of the International Fund’s assets are managed by Pictet.

Paolini wants companies to be able to generate free cash flow in the future. (Free cash is cash a business has at hand and broadly speaking is calculated by adding depreciation and amortization to net income and subtracting capital expenditures.) In addition, Paolini wants a company to have good opportunities to reinvest this free cash and do so in a

40	Litman Gregory Funds Trust

profitable manner, i.e., generate high returns on capital, in order to compound investment returns for shareholders. When looking at free cash flow (FCF), Paolini and team focus on what free cash a company can generate on a normalized basis. The period over which the team may expect normalization to happen varies by business model and is also dependent on the stage of the business and economic cycle a company may be operating in at any point in time. For example, in the event the team expects a business model to attain normal sales growth, margin, and capital expenditures over the next three years, the team’s task would be to estimate those free cash flows three years from now and discount them back to the present to assess what “normalized” FCF yield (FCF/stock price) the company’s stock is offering (we will discuss the relevance of FCF yield in buy and sell decisions further below). The discount rate used is the company’s cost of equity.

Assessing whether a company has good reinvestment opportunities in front of it is typically a function of what sales growth it can achieve and its pricing power. So the team assesses what organic and inorganic growth opportunities are available to the company and whether the company has a competitive advantage versus its peers. The combination of higher sales growth and superior pricing power helps generate higher profitability and, therefore, high returns on capital. How company management will allocate capital is also important in understanding whether a company can generate high returns on capital.

The consistency of generating high returns on capital is also important. Typically, a company that is relatively less cyclical (i.e., less impacted by economic cycles), has good reinvestment opportunities, and is run by capable management has a higher likelihood of consistently generating high returns. These companies Paolini calls compounders and they are most attractive to him in terms of their business-model attributes because these companies compound shareholder value at a faster rate than cyclical companies. To assess valuation for compounders, in addition to normalized FCF yield assessment, Paolini and team will also look at discounted cash flow modeling as that incorporates the cash flows a company is likely to generate beyond what the team considers to be a normalized or forecastable time frame. Paolini says for compounders it’s essential to look at DCF-type metrics to capture the long-term compounding effects of their superior growth and return-on-capital profile relative to more cyclical business models.

In the case of more cyclical business models, there is greater variability in free-cash generation, so balance-sheet quality assumes greater importance in the team’s overall analysis. In addition, for cyclical business models the valuation hurdle prior to purchase is typically higher than in the case of compounders. For example, the target normalized FCF yield (i.e., the sell target yield) for a relatively high-growth and high return-on-capital compounding business could be as low as around 5%, while for a riskier, cyclical business model with lower growth and return on capital this target yield could be 10%, or higher in some cases (such as in the case of oil- or commodity-related business models). Ultimately, the target yield at which a company’s stock would be sold is a function of Paolini’s and Beneche’s assessment of its business model. The difference between this target yield and the current yield (based on current price) indicates the potential upside there might be in a stock.

When constructing portfolios, their stock weightings are a function of the amount of upside in a stock, conviction in the business model and in the investment case, the downside risk in the business model, and liquidity. In addition, Paolini and Beneche aim to diversify “investment drivers” or common risk factors. For example, they do not want the portfolio to be overly exposed to external factors, such as oil, economic growth in a country or region, or rising or falling interest rates. Stocks are sold when they reach their price targets or target yield, or when there are better opportunities, or when the investment pillars on which the initial purchase was based are no longer valid. In the case of the International Fund, all of these portfolio-management considerations will apply.

W. Vinson Walden, CFA

Thornburg Investment Management, Inc.

2300 North Ridgetop Road

Santa Fe, NM 87506

W. Vinson Walden is the portfolio manager for the segment of the International Fund’s assets managed by Thornburg Investment Management, Inc. (“Thornburg”). Walden joined Thornburg in 2002 and is portfolio manager and a managing director at Thornburg. He is portfolio manager of Thornburg’s Global Opportunities and Global Equity Income Strategies. Prior to joining Thornburg, Walden served as an associate for Lehman Brothers in New York City. Thornburg has been a sub-advisor to the International Fund since 2003.

Approximately 16.67% of the International Fund’s assets are managed by Thornburg. Walden and his team believe that a bottom-up approach to investing in undervalued securities will generate above-average returns with below market risk. Walden’s idea of value centers on his assessment of the intrinsic worth of an investment. The goal is to uncover promising companies with sound business fundamentals at a time when their intrinsic value is not fully recognized by the marketplace.

Walden and his team’s initial search for investment ideas involves the use of quantitative screens as well as other sources. Starting with the international equity universe, he screens Thornburg’s databases for companies that appear attractive across a number of value parameters. He looks for securities that have low price-to earnings, low price-to-cash flow and low price-to-book ratios. Companies ranging from small-cap to large-cap are considered. Additionally, screens are employed in order to identify stocks where business prospects may be improving. The typical screen generates a list exceeding 50 stocks from which only a few may be selected for further research.

Walden will not purchase a security simply because it is priced cheaply relative to the market. He spends the majority of its time on bottom-up research in its efforts to understand the

Litman Gregory Masters International Fund – Sub-Advisors	41

Litman Gregory Masters International Fund – Sub-Advisors — (Continued)

fundamental merit of each stock that has been identified as promising. These efforts include financial statement analysis, discussions with senior management of the companies, as well as consideration of the company’s competitors, suppliers and clientele. Walden seeks to uncover companies with promising prospects that are not yet reflected in the price of the stock. Many of the investments made may be contrary to the popular consensus at the time of purchase. Ultimately, Walden attempts to estimate the business value of each company. In addition to estimating the business value for each stock, the analysis also seeks to identify where potential weaknesses may lie in an attempt to minimize downside risk. Each of the researched stocks is classified into a category of value:

•	Basic Value – Stocks of financially sound companies with established businesses that are selling at low valuations relative to the company’s net assets or potential earning power

•	Consistent Earners – Companies with steady earnings and dividend growth that are selling at attractive values and are priced below historical norms

•	Emerging Franchises – Companies in the process of establishing a leading position in a product, service or market that is expected to grow at an above-average rate

The dynamics of the companies in those categories differ and, therefore, merit specific consideration within the context of that category. For example, Basic Value companies are generally more cyclically oriented than Emerging Franchises and require analysis of the companies’ product cycles and the historical and prospective impact of the economy on their business. Within the context of each value category, Walden evaluates the most attractive prospects. Generally, the segment of the International Fund’s portfolio allocated to Walden is expected to include stocks from each category. Because of the diversification across these categories, the segment of the International Fund’s portfolio managed by Walden will typically be eclectic and cannot be easily labeled as “growth” or “value.”

The SAI provides additional information about each sub-advisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

42	Litman Gregory Funds Trust

Litman Gregory Masters Smaller Companies Fund – Sub-Advisors

Litman Gregory’s strategy is to allocate the portfolio’s assets among the Smaller Companies Fund’s three sub-advisors who, based on Litman Gregory’s research, are judged to be among the best in their respective style groups. There is no minimum or maximum allocation of the Fund’s portfolio assets to each sub-advisor. The sub-advisors manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks. Under normal market conditions, the Smaller Companies Fund invests at least 80% of the Smaller Companies Fund’s net assets, plus the amount of any borrowings for investment purposes, in securities of small- and mid-sized U.S. companies. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs. Under normal conditions, each manager’s portfolio segment typically includes a minimum of 8 and a maximum of 15 securities. A manager may occasionally hold more than 15 securities. Though the total number of securities the Smaller Companies Fund may hold at any point in time will vary, it is generally expected that the Smaller Companies Fund will hold between 24 and 45 securities.

As used in this Prospectus, Litman Gregory defines a “Smaller Company” as one whose market capitalization falls within the range of market capitalizations of any company in the Russell 2500® Index, as of the most recent reconstitution. Though the primary capitalization focus of the Smaller Companies Fund is in the small-cap sector, Litman Gregory does not believe that small-cap investors should be forced to sell a stock that appreciates beyond the upper thresholds of the small-cap range if the stock picker continues to maintain a high level of conviction with respect to the holding. This has been a problem with many small-cap funds, as they have, at times, been forced to sell some of their most compelling holdings. Moreover, occasionally companies in the mid-cap range will be extraordinarily attractive to the Smaller Companies Fund’s portfolio managers. Overall, Litman Gregory expects the majority of the Smaller Companies Fund’s holdings at any point in time to meet the definition of a Smaller Company, but the Smaller Companies Fund has the flexibility to hold mid-sized companies if the managers believe that holding these companies will lead to higher overall returns. The managers have the flexibility to invest up to 50% (measured at the time of original investment) of their respective portfolios in mid-cap companies if these stocks qualify as their “highest conviction” holdings.

The following table provides a description of the Smaller Companies Fund’s three sub-advisors and their target levels of assets. Asset levels will fluctuate and it is at the discretion of Litman Gregory to re-balance the asset allocations. A detailed discussion of the management structure of the Smaller Companies Fund follows the table.

PORTFOLIO MANAGER(S)/SUB-ADVISOR	TARGET ASSET ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Jeffrey Bronchick, CFA Cove Street Capital, LLC	33-1/3%	Small- and mid-sized companies	Value
Mark T. Dickherber, CFA, CPA Shaun P. Nicholson Segall Bryant & Hamill, LLC	33-1/3%	Small- and mid-sized companies	Value
Richard T. Weiss, CFA Wells Capital Management, Inc.	33-1/3%	Small- and mid-sized companies	Blend

Litman Gregory Masters Smaller Companies Fund Portfolio Managers

Jeffrey Bronchick, CFA

Cove Street Capital, LLC

2101 East El Segundo Boulevard, Suite 302

El Segundo, CA 90245

Jeffrey Bronchick is the portfolio manager for the segment of the Smaller Companies Fund’s assets managed by Cove Street Capital, LLC (“Cove Street”). Bronchick is the principal owner of Cove Street, which he founded in 2011, and the portfolio manager for the Cove Street Capital Small Cap Value Fund. Prior to founding Cove Street, Bronchick was a partner at Reed Conner and Birdwell (“RCB”), which he joined in 1989 as a research analyst. He was later promoted to Chief Investment Officer, portfolio manager and equity analyst, and co-portfolio manager for the CNI Charter RCB Small Cap Value Fund and managed RCB’s small-cap value investment strategy. Prior to joining RCB, Bronchick did equity research and trading at Neuberger Berman, Bankers Trust and First Boston. RCB was a sub-advisor to the Smaller Companies Fund from June 2007 through June 2011, and Bronchick was the co-manager of that segment of the Smaller Companies Fund during RCB’s tenure. Cove Street has been a sub-advisor to the Smaller Companies Fund since 2011.

Approximately 33-1/3% of the Smaller Companies Fund’s assets are managed by Bronchick. The objective of Bronchick’s fundamental research is to identify the best combination of attractive businesses, valuation, and shareholder-oriented management. His small-cap universe consists of companies between $100 million and $3 billion.

Litman Gregory Masters Smaller Companies Fund – Sub-Advisors	43

Litman Gregory Masters Smaller Companies Fund – Sub-Advisors — (Continued)

Idea generation is driven by both quantitative and qualitative processes. As a value-based, bottom-up manager, Cove Street consistently screens markets for securities that appear statistically inexpensive and allows that pool of ideas to drive its efforts and work rather than begin the day with a preconceived notion of securities it would like to buy. Cove Street also screens for “good businesses” as defined by classic characteristics like consistency of growth and profitability, high returns on invested capital and sustainable competitive advantages and makes the determination whether the valuation is cheap enough to provide a proper margin of safety. Lastly, Cove Street screens on corporate and executive behavior such as share repurchase and insider buying and selling. On a qualitative basis, ideas are produced from the team’s collective experience, Cove Street’s deep contact network, out of office experiences and obvious headline issues.

Once the team has determined that an idea has promise, they begin stage II, which consists of the data download of all relevant company financial information into the Cove Street analytical spreadsheet and the digestion of all public company information. They then ask the question: whether a company appears to be a great business at a reasonable price or an exceedingly cheap security that provides a deeper margin of safety to compensate for potential business issues.

Stage III is the team tackle and deep dive. The research team performs intensive analysis on valuation and business characteristics, with a couple of analysts focused on the stock as a “purchase” and one analyst focused on the stock as a “short-sale,” a version of the so-called Socratic method of reasoning. Key pivot points include:

•	What is a reasonable estimate of intrinsic value? We incorporate a multivariate approach that utilizes a discounted cashflow analysis, private market values, and a historical calculation of enterprise value to normalized earnings, cashflow and revenue.

•	Classic Porter value chain analysis of competitors, suppliers, potential entrants, customers and substitutes.

•	Is there a competitive advantage that can generate sustainably strong returns on invested capital?

•	Management: friend, neutral or foe?

•	PEST Control: political, economic, social, technological issues.

•	What is the team thinking that others are not?

•	What will it cost Cove Street if things go very wrong?

Stage IV is portfolio consideration. Key considerations include whether there is sufficient risk adjusted upside – on an absolute basis and as compared to other stocks that Cove Street owns and how it fits with the portfolio’s industry concentration.

The final decision is made by Bronchick.

Less is more in regard to portfolio turnover, as experience has proven that the quality of decision-making decreases with frequency. That said, mistakes are inevitable and Cove Street’s concentrated research assists in identifying errors relatively early.

Cove Street’s sell discipline is also based upon a blend of qualitative and quantitative measures:

Business:

•	Cove Street is incorrect in its expectations about long-term economic margins and earnings power

•	Actual or likely prospects of balance sheet deterioration

•	Perceived cyclical industry problems reveal themselves as secular

Value:

•	A good business is excessively valued or a reasonable business is fairly valued

•	A better idea is found that materially improves risk/reward

People:

•	Unexpected/poor decisions are made allocating shareholder capital

•	Lose confidence that management and the board are best representing shareholders and the cost and effort to influence this process are deemed prohibitive

Mark T. Dickherber, CFA, CPA

Shaun P. Nicholson

Segall Bryant & Hamill, LLC

540 West Madison Street, Suite 1900

Chicago, IL 60661

Mark T. Dickherber and Shaun P. Nicholson are the portfolio managers for the segment of the Smaller Companies Fund’s assets managed by Segall Bryant & Hamill, LLC (“SBH”). Dickherber joined SBH in 2007 and is a principal, senior portfolio manager and head of SBH’s Small Cap strategies. He is the lead portfolio manager for SBH’s Small Cap Core and Small Cap Value strategies and the co-portfolio manager of SBH’s Small Cap Value Concentrated strategy. Dickherber is also responsible for equity research in the Small Cap and Small/Mid Core equity portfolios and is a specialist in the healthcare sector. Prior to joining SBH, Dickherber served as director of research for Kennedy Capital Management, where he had worked since 1996. Nicholson joined SBH in 2011 and is a senior portfolio manager for SBH’s Small Cap strategies. He is the lead portfolio manager for SBH’s Small Cap Value Concentrated strategy and the co-portfolio manager for SBH’s Small Cap Value strategy. He is responsible for research related to materials, autos/transports, industrials, regional banks and energy within the respective portfolios. Prior to joining SBH, Nicholson spent six years at Kennedy Capital Management. SBH has been a sub-advisor to the Smaller Companies Fund since 2017.

Approximately 33-1/3% of the Smaller Companies Fund’s assets are managed by Dickherber and Nicholson. Dickherber and Nicholson are small-cap value-oriented investors who seek to identify companies that have the potential for significant improvement in return on invested capital (“ROIC”), with the idea being that, as ROIC improves, each dollar invested in the business earns an incrementally higher return. Importantly,

44	Litman Gregory Funds Trust

Dickherber and Nicholson disaggregate a company’s ROIC down to the business segment level to understand the drivers (and detractors) of a company’s profitability. Armed with segment-level return data, the team seeks to identify companies with low embedded expectations that have company-specific, returns-improving catalysts. The team does not buy stocks simply because they are “cheap.” Dickherber and Nicholson require that management is ROIC-focused, financially incentivized to improve returns through appropriate capital allocation, and able to articulate an appropriate returns-based strategy to improve profitability. The team tracks management’s progress via quarterly financials and quarterly management contact. The team believes that management’s commitment and ability to appropriately improve returns results in the largest portfolio weightings.

Dickherber and Nicholson seek to identify the building blocks of improved (and diminishing) profitability before it is recognized by the market. The team is willing to be early in a particular stock, and will stay invested provided the investment team sees continuing evidence that management is taking the appropriate steps to improve returns. Dickherber and Nicholson will sell stocks for a number of reasons. Examples include management making a capital-allocation decision that will likely diminish returns, such as an acquisition of a lower-returning business; management failing to demonstrate a strategy that improves returns; a change in management that negatively impacts a returns-based culture; the diminishing effectiveness of certain company-specific catalysts for improved returns; or an estimation by the co-portfolio managers that the risk-reward ratio has become unattractive.

Richard T. Weiss, CFA

Wells Capital Management, Inc.

100 Heritage Reserve

Menomonee Falls, WI 53051

Richard T. Weiss is the portfolio manager for the segment of the Smaller Companies Fund’s assets managed by WellsCap. Weiss has been in the investment business for over 30 years and is currently Managing Director and Senior Portfolio Manager of the Select Equity portfolio for WellsCap. Previously, he had been the manager or co-manager of the Wells Fargo Advantage Common Stock Fund and the Wells Fargo Advantage Opportunity Fund (previously known as the Strong Common Stock Fund and Strong Opportunity Fund) from March 1991 until March 2008. Prior to this, Weiss was a partner/portfolio manager at Stein Roe & Farnham in Chicago where he began his career, starting as a research analyst, in 1975. Weiss continues an informal relationship with the Wells Capital Management Core Equity team, which manages the Wells Fargo Advantage Common Stock Fund and Wells Fargo Advantage Opportunity Fund. WellsCap has been a sub-advisor to the Smaller Companies Fund since the Smaller Companies Fund’s inception in 2003.

Approximately 33-1/3% of the Smaller Companies Fund’s assets are managed by Weiss. He invests in stocks of small- and mid-sized companies that are undervalued either because they are not broadly recognized, are in transition, or are out of favor based on short-term factors. Weiss also has the flexibility to invest in the stocks of larger companies if in his opinion they offer the potential for better returns. In seeking attractively valued companies, Weiss focuses on companies with above-average growth potential that also exhibit some or all of the following:

•	Low institutional investor ownership and low analyst coverage

•	High-quality management

•	Sustainable competitive advantage

Weiss evaluates the degree of under-valuation relative to his estimate of each company’s private market value. This private market value approach is based on an assessment of what a private buyer would be willing to pay for the future cash flow stream of the target company. Based on his experience, Weiss believes that, except for technology and other high-growth stocks, most stocks trade at between 50% and 80% of the private market value. When trading at the low end of this range, companies take steps to prevent takeover, or they are taken over. The private market value estimate is applied flexibly, based on the outlook for the industry and the company’s fundamentals.

The SAI provides additional information about each sub-advisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

Litman Gregory Masters Smaller Companies Fund – Sub-Advisors	45

Litman Gregory Masters Alternative Strategies Fund – Sub-Advisors

Litman Gregory’s strategy is to allocate the portfolio’s assets among the Alternative Strategies Fund’s five sub-advisors to provide investors a mix of strategies that Litman Gregory believes offer risk-return characteristics that are attractive individually and even more compelling collectively. Allocations among sub-advisors are based on a number of factors, including Litman Gregory’s expectation for the risk-adjusted return potential of each sub-advisor’s strategy and the impact on overall portfolio risk, with the objective of maximizing return subject to the goals of low volatility and relatively low correlation with broad financial markets, especially the stock market. Litman Gregory may at times adjust the allocations of capital to sub-advisors if it believes there is a highly compelling tactical opportunity in a particular sub-advisor’s strategy. Portfolio assets will be tactically allocated to the sub-advisors in accordance with the target allocation range for each sub-advisor specified in the table below, as measured at the time of allocation.

Sub-advisor strategies may seek to benefit from: opportunities to combine securities with differing risk characteristics; market inefficiencies; arbitrage opportunities; opportunities to provide liquidity; tactical opportunities in asset classes or securities; special situations such as spin offs; as well as other opportunities in areas such as real estate or managed futures. In the aggregate, the managers can invest globally in stocks of companies of any size, domicile or market capitalization, government and corporate bonds and other fixed income securities and currencies, including short positions of any of the foregoing, within their respective segments of the Alternative Strategies Fund. They may also invest in derivatives, including, without limitation, options, futures contracts, and swaps, to manage risk or enhance return and can also borrow amounts up to one third of the value of the Alternative Strategies Fund’s total assets (except that the Alternative Strategies Fund may exceed this limit to satisfy redemption requests or for other temporary purposes). Each of the managers may invest in illiquid securities; however, the Alternative Strategies Fund as a whole may not hold more than 15% of its net assets in illiquid securities. In some cases, the sub-advisors may seek to replicate strategies they employ in their private (hedge) funds. In other cases, the sub-advisors may seek to enhance strategies they run in other public funds by focusing on their highest conviction ideas to a greater extent or by pursuing certain aspects of their strategies with greater flexibility. However, the Alternative Strategies Fund will only invest directly in portfolio securities selected by the sub-advisors and will not invest in any pooled investment vehicles or accounts managed by the sub-advisors.

Each sub-advisor will have an investment approach that generally focuses on a particular asset class or specific strategies. Currently, the strategies the sub-advisors focus on are as follows: (1) an arbitrage oriented strategy, (2) an opportunistic income strategy which will often focus on mortgage related securities, (3) a contrarian opportunity strategy that allows tactical investments throughout the capital structure (stocks and bonds), asset classes, market capitalization, industries and geographies, and (4) an strategic alpha strategy that focuses on the tactical allocation of long and short global fixed income opportunities and currencies.

The following table provides a description of the Alternative Strategies Fund’s five sub-advisors and their current target levels of assets. Asset levels will fluctuate, and it is at the discretion of Litman Gregory to re-balance the asset allocations. A detailed discussion of the management structure of the Alternative Strategies Fund follows the table.

PORTFOLIO MANAGER(S)/SUB-ADVISOR	CURRENT TARGET ALLOCATION AND TARGET ASSET ALLOCATION RANGE	STRATEGY
Stephen Kealhofer Paul Harrison Bin Zeng Adam Dwinells DCI, LLC	19% 9%-29%	Long-Short Credit
Jeffrey Gundlach Jeffrey Sherman, CFA DoubleLine Capital LP	25% 15%-35%	Opportunistic Income
Steven Romick, CFA Brian Selmo, CFA Mark Landecker, CFA First Pacific Advisors, LLC	18% 8%-28%	Contrarian Opportunity
Matthew Eagan, CFA Kevin Kearns Todd Vandam, CFA Loomis, Sayles & Company, L.P.	19% 9%-29%	Strategic Alpha Fixed Income
John Orrico, CFA Todd Munn Roger Foltynowicz, CFA, CAIA Gregg Loprete Water Island Capital, LLC	19% 9%-29%	Arbitrage

46	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund Portfolio Managers

Long-Short Credit Strategy

Stephen Kealhofer

Paul Harrison

Bin Zeng

Adam Dwinells

DCI, LLC

201 Spear Street, Suite 250

San Francisco, CA 94105

Stephen Kealhofer, Paul Harrison, Bin Zeng and Adam Dwinells are the co-portfolio managers responsible for the long-short credit strategy (the “Long-Short Credit Strategy”), which is the segment of the Alternative Strategies Fund’s assets managed by DCI, LLC (“DCI”). Kealhofer is the Head of Research and Director of DCI. He was formerly Co-Founder and Managing Partner of KMV and Assistant Professor of Finance at Columbia University. Harrison is Chief Investment Officer of DCI. He was formerly Chief Investment Officer and Head of Research at Barclays Global Investors/BlackRock; Chief of Capital Markets at the Federal Reserve Board and a member of the finance faculty at Brandeis University. Zeng is Head of Credit Research of DCI. He was formerly Co-Head of Global Credit Research and Managing Director of Barclays Global Investors/BlackRock and Director of Moody’s KMV. Dwinells is Head of Portfolio Management of DCI. He was formerly Vice President and Senior Risk Advisor of JP Morgan and its predecessor companies. DCI has been a sub-advisor to the Alternative Strategies Fund since 2017.

DCI’s Long-Short Credit Strategy employs a systematic portfolio construction process underpinned by a proprietary, fundamental model of credit risk and valuation. DCI’s investment process is designed to exploit information gaps between credit and equity markets and other market inefficiencies to identify and capture potential mispricing at the individual asset level. The DCI Long-Short Credit Strategy is expected to generate returns from idiosyncratic credit selection, as the strategy systematically curtails rate duration and credit beta exposure. Correlations to systematic market risks including high yield and equity market returns are expected to be minimal, and strategy returns are not expected to be correlated to the returns of other active strategies. The DCI Long-Short Credit Strategy is designed to perform in both low and high volatility environments although returns are expected to be higher in higher volatility environments.

DCI targets superior risk-adjusted returns from portfolios of corporate credit assets through the selection of potentially mispriced individual securities. The principal driver of DCI’s strategies is its dynamic proprietary default probability model which incorporates fundamental balance sheet information and real-time information embedded in equity and options markets. DCI’s model uses this information to calculate credit spreads that, when compared to market spreads, identify possible mispricing that can potentially be exploited. Excess returns are anticipated over time as market prices converge to the actual risk levels and fair value pricing of the exposures, as indicated by DCI’s model. DCI’s technology produces timely risk measures for thousands of investments, which are monitored in real-time, providing early warning capabilities and a large universe from which to create portfolios. DCI believes its approach to generating returns is unique in its integration of technology, infrastructure, ongoing research, and credit expertise.

DCI believes that the inability of conventional credit approaches to consider equity and other market information systematically, and their propensity to build portfolios around issue weightings, are features that create persistent inefficiencies in the market. These features are largely driven by the qualitative, discretionary style that conventional credit market participants use. While marginal information efficiencies are likely to come about as a natural part of the credit market’s maturation, as long as conventional credit investors dominate the market, exploitable inefficiencies will exist for DCI.

Opportunistic Income Strategy

Jeffrey Gundlach

Jeffrey Sherman, CFA

DoubleLine Capital LP

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

Jeffrey Gundlach and Jeffrey Sherman are the co-portfolio managers responsible for the opportunistic income strategy (the “Opportunistic Income Strategy”), which is the segment of the Alternative Strategies Fund’s assets managed by DoubleLine Capital LP (“DoubleLine”). Gundlach is Chief Executive Officer and Chief Investment Officer of DoubleLine, which he co-founded in 2009. Sherman is Deputy Chief Investment Officer and is a member of DoubleLine’s Executive Management and Fixed Income Asset Allocation Committees. Prior to joining DoubleLine, Sherman was a Senior Vice President at TCW where he worked as a portfolio manager and quantitative analyst focused on fixed income and real-asset portfolios. Prior to TCW, Sherman was a statistics and mathematics instructor at both the University of the Pacific and Florida State University. DoubleLine has been a sub-advisor to the Alternative Strategies Fund since the Alternative Strategies Fund’s inception in 2011.

The team at DoubleLine operates under the cardinal mandate of delivering superior risk-adjusted fixed income returns. They seek to deliver positive absolute returns in excess of an appropriate aggregate fixed income index with portfolio volatility that is similar to U.S. long-term treasury securities. Investment ideas employed by the team must offer an asymmetric, positively skewed risk-reward profile. As a result, a great deal of their analysis seeks to identify fixed income securities that they believe offer greater potential payoff than potential loss under multiple scenarios. Ultimately, a combination of risk management, asset allocation and security selection forms the team’s investment process. There can be no assurance that the Fund will achieve its investment objective.

Litman Gregory Masters Alternative Strategies Fund – Sub-Advisors	47

Litman Gregory Masters Alternative Strategies Fund – Sub-Advisors — (Continued)

Portfolios are constructed with the intent to outperform under a range of future outcomes. DoubleLine’s risk integration process seeks to combine assets that will perform differently in different scenarios so that the overall portfolio generates acceptable performance. This process includes balancing the strength of cash flows from certain asset classes against various potential economic or market risks.

When considering a specific investment in any sector, the team’s primary focus is on the predictability of the cash flow generated during an entire interest rate or credit cycle. When volatility is low, the team emphasizes securities they expect to generate the best overall return over a cycle rather than simply buying the highest yield at a given point in time.

In implementing the Opportunistic Income Strategy, the team allocates investments to fixed income instruments and other investments with no limit on the duration of the portfolio. The team may invest in, without limitation, asset-backed securities; domestic and foreign corporate bonds, including high-yield bonds; municipal bonds; bonds or other obligations issued by domestic or foreign governments, including emerging markets countries; REIT debt securities; and mortgage related securities. The team’s investments in mortgage related securities may at times represent a substantial portion (including up to 100%) of the segment allocated to him when certain market conditions exist that the team believes offer potentially attractive risk adjusted returns. The team may, to a limited extent, employ leverage within the Opportunistic Income Strategy, which also is being used for other accounts managed by DoubleLine.

When investing in mortgage related securities, the team may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government such as the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation; CMOs, including real estate mortgage investment conduits (REMICS) issued by domestic or foreign private issuers that represent an interest in or are collateralized by mortgage related securities issued by agencies or instrumentalities of the U.S. Government; CMBS; obligations issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage related securities without a government guarantee but typically with some form of private credit enhancement; “interest only” and “principal only” stripped mortgage securities; inverse floating rate securities; and debt or equity tranches of collateralized debt obligations collateralized by mortgage related securities. The team compares opportunities in other sectors of the global fixed income market to opportunities available in the mortgage sector with the aim of attempting to construct a portfolio with the most attractive return potential given his risk management objectives.

Contrarian Opportunity Strategy

Steven Romick, CFA

Brian Selmo, CFA

Mark Landecker, CFA

First Pacific Advisors, LLC

11601 Wilshire Blvd., Suite 1200

Los Angeles, CA 90025

Steven Romick, Brian Selmo and Mark Landecker are the co-portfolio managers responsible for the contrarian opportunity strategy (the “Contrarian Opportunity Strategy”), which is the segment of the Alternative Strategies Fund’s assets managed by First Pacific. Romick joined First Pacific in 1996 and is currently a Managing Partner of the firm. Selmo joined First Pacific in 2008 and has been a Partner since 2013. He was a Managing Director of First Pacific from January 2013 to December 2013, and a Vice President of First Pacific from 2008 to 2012. Landecker joined First Pacific in 2009 and has been a Partner since 2013. He was a Managing Director of First Pacific from January 2013 to December 2013, and a Vice President of First Pacific from 2009 to 2012. Romick, Selmo and Landecker manage the FPA Crescent Fund (Romick has been a portfolio manager since its inception in 1993) and separate accounts, including unregistered funds managed by First Pacific (commonly known as hedge funds), in First Pacific’s Contrarian Value style. First Pacific has been a sub-advisor to the Alternative Strategies Fund since the Alternative Strategies Fund’s inception in 2011.

This segment is managed, to the degree practical, with the intent to replicate elements of private funds and separate accounts also run by First Pacific. The elements replicated include investment strategies such as hedging, illiquid and restricted securities, international investments, coupled with the potential for maintaining high levels of liquidity. First Pacific implements these strategies through investing opportunistically in a wide variety of securities as discussed below.

The Contrarian Opportunity Strategy leads to investments that offer absolute rather than relative value with an objective of strong risk-adjusted returns. As absolute return investors, the First Pacific team seeks genuine bargains rather than relatively attractive securities. The goal is to provide equity-like returns over longer periods (i.e., five to seven years) while protecting against the permanent loss of capital. Attention is directed toward those companies offering the best combination of such quality criteria as strong market share, good management, and high normalized return on capital. A company purchased might not look inexpensive, considering current earnings and return on capital; however, its valuation may reflect such conditions as a weak economy, an increase in raw material costs, a management misstep, or any number of other temporary conditions. The First Pacific team believes that price drops caused by such developments can, and often do, provide buying opportunities. There can be no assurance that the Fund will achieve its investment objective.

48	Litman Gregory Funds Trust

The First Pacific team employs the broad mandate of the First Pacific contrarian strategy to invest across the capital structure, asset classes, market capitalization, industries and geographies using a wide variety of instruments. The First Pacific team invests in an opportunistic manner, based on its view of the world and the businesses/situations that it understands. It looks for what is out of favor, taking into account the current landscape and how it might change over time, both organically and through exogenous events. The First Pacific team emphasizes independent research and spends little time with Wall Street analysts because it prefers to focus its research on interactions with business operators and industry leaders.

The First Pacific team narrows the universe of potential investments by establishing five categories: Long Equity, Short Equity, Credit, Cash and Equivalents and a smaller “Other” category.

Long Equity: The First Pacific team may invest in companies with solid balance sheets and unquestionable competitive strength and shareholder-centric management; companies of lesser quality but with strong long-term upside potential; companies with shorter term upside potential driven by identified catalysts that are expected to have a positive impact on the value of the underlying business such as balance sheet optimization, operational turnarounds or corporate actions; and companies whose disparate parts have greater aggregate value than the current stock price and may engage in intra-company arbitrage of such companies by either holding long positions in one share class of such a company and shorting another share class of the same company or longing a parent or holding company and shorting one or several of its underlying companies to create a stub equity position that is valued at a deep discount to intrinsic value.

Short Equity: The First Pacific team will seek opportunities in deteriorating companies with declining business metrics that are not reflected in the stock price; companies with balance sheet issues such as overstated asset accounts that may result in operational cash flows that fall significantly short of net income; paired trades that involve shorting a company in the same industry as one of the long position the First Pacific team holds to serve as a partial hedge against industry specific risk; and intra-company arbitrage as discussed above.

Credit: The First Pacific team will consider performing credits that have a yield to maturity reasonably in excess of U.S. Treasuries of comparable maturity and that the holder has a high likelihood of receiving principal and interest payments. The First Pacific team will also consider the bonds of corporations that it believes have some chance but a low likelihood of needing to restructure their debt. These bonds may have higher yields than those of performing credits. The First Pacific team may also purchase distressed debt, which it defines as corporate debt that has either defaulted or which has a high likelihood of being restructured, either voluntarily or by default.

Other: Investments will typically include illiquid securities that the First Pacific team believes allow it to take advantage of situations that are not available in the public markets. These could include private equity, debt and real estate investments.

Investment in illiquid securities is typically limited to no more than 15% of the First Pacific team’s portfolio.

Cash and Equivalents: Investments in cash and cash equivalents are a residual of the First Pacific team’s investment process rather than a macro-driven rationale. The First Pacific team believes that liquidity is an important risk management tool and also believes that it provides the ability to take advantage of future opportunities.

The goal of gaining comfort with a given investment is based on determining what it needs to know in order to prove – or disprove – the original thesis that drew its interest and triggered further research. This research process is supported by reading current and historic SEC filings and conference call transcripts, reviewing pertinent periodicals, studying the competition, and establishing a valuation model. The First Pacific team works to gain a knowledge edge and an understanding of the business or industry that may not be universal. Such due diligence may take the form of conversations with ex-employees, vendors, suppliers, competitors and industry consultants. As a result of the process, the First Pacific team invests only in positions that it believes offer a compelling economic risk/reward proposition. If prospective investments do not meet that requirement, then the First Pacific team waits until it can purchase a security at a substantial discount to that company’s worth or intrinsic value. The First Pacific team also factors a macro-economic view into its security analysis and portfolio construction, which may cause it to be over-weighted in certain asset classes or sectors at times while completely avoiding others. There can be no assurance that the Fund will achieve its investment objective.

The First Pacific team distinguishes between the risk of permanent loss of capital and volatility, and seeks to distinguish their strategy by using volatility to its advantage rather than its detriment. Instead of composing a portfolio designed to mimic the performance of a benchmark or index, the First Pacific team utilizes the deeply-held contrarian philosophy oriented toward pushing back on a rising market by reducing exposure (thus allowing cash to increase), and conversely, leaning into a falling market and spending that cash to opportunistically buy inexpensive securities. The goal is to invest in securities that have what they believe to be advantageous upside/downside characteristics; that is, the First Pacific team seeks to make sure that it could potentially make a multiple of what it could potentially lose.

Strategic Alpha Fixed Income Strategy

Matthew Eagan, CFA

Kevin Kearns

Todd Vandam, CFA

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, MA 02111

Matthew Eagan, Kevin Kearns and Todd Vandam are the co-portfolio managers responsible for the strategic alpha strategy (the “Strategic Alpha Strategy”), which is the segment of the Alternative Strategies Fund’s assets managed by Loomis,

Litman Gregory Masters Alternative Strategies Fund – Sub-Advisors	49

Litman Gregory Masters Alternative Strategies Fund – Sub-Advisors — (Continued)

Sayles & Company, L.P. (“Loomis”). Eagan joined Loomis in 1997 and is a vice president and portfolio manager for the fixed income group and co-portfolio manager for the Loomis Sayles Strategic Alpha Fund, Loomis Sayles Bond Fund, the Loomis Sayles Strategic Income Fund and other fixed income funds managed by Loomis. Kearns joined Loomis in 2007 and is a vice president, portfolio manager and senior derivatives strategist in the absolute return and credit opportunity areas within the fixed income group. As leader of the firm’s alpha strategies group, he co-manages real return, strategic alpha and world credit asset strategies, including the Loomis Sayles Strategic Alpha Fund, Loomis Sayles Inflation Protected Securities Fund and the Loomis Sayles Multi-Asset Income Fund. Vandam joined Loomis in 1994 and is a vice president of Loomis and co-portfolio manager of the Loomis Sayles Strategic Alpha Fund and US High Yield and global high yield institutional strategies. Loomis has been a sub-advisor to the Alternative Strategies Fund since the Alternative Strategies Fund’s inception in 2011.

The Strategic Alpha Strategy has an absolute return investment objective, which means that it is not managed relative to an index and that it attempts to achieve positive total returns over a full market cycle with relatively low volatility. The Loomis team intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management strategies designed to mitigate downside risk. There can be no assurance that the Strategic Alpha Strategy will achieve its investment objective.

The Loomis team may invest up to 75% of the total assets of the segment allocated to it in below investment-grade fixed income securities (also known as “junk bonds”) and derivatives that have returns related to the returns on below investment-grade fixed income securities. Under normal market conditions, the Loomis team also may invest up to 75% of the total assets of the segment allocated to it in investments denominated in non-U.S. currencies and related derivatives, including up to 50% in investments denominated in emerging market currencies and related derivatives. Under normal conditions, the Loomis team may invest up to 20% of the total assets of the segment allocated to it in equity-related securities and derivatives. There is no limit on the amount of preferred securities. A “related derivative” of a financial instrument means any derivative whose value is based upon or derived from that financial instrument or a related derivative of that financial instrument. The Loomis team expects that exposure to these asset classes will often be obtained substantially through the use of derivative instruments. Currency positions that are intended to hedge the Loomis team’s non-U.S. currency exposure (i.e. , currency positions that are not made for investment purposes) will offset positions in the same currency that are made for investment purposes when calculating the limitation on investments in non-U.S. and emerging market currency investments because the Loomis team believes that hedging a currency position is likely to negate some or all of the currency risk associated with the original currency position. Restrictions will apply at the time of purchase.

The Loomis team’s investment process employs both top-down (macro themes) and bottom-up (security selection) components and uses the resources of the entire Loomis Sayles infrastructure. The Loomis team identifies key macro themes over a 3- and 12-month horizon and assesses top-down risk/return opportunities across the interest rate curve, credit markets and currencies. The Loomis team draws on the strength and depth of the entire Loomis research team as it evaluates these themes. Fourteen Macro and Market Sector teams support the Loomis team by sharing their sector’s risk/return characteristics and uncovering specific credits that they believe may offer the best return potential.

In selecting investments for the Strategic Alpha Strategy, the Loomis team develops long-term portfolio themes driven by macro-economic indicators. These include secular global economic trends, demographic trends and labor supply, analysis of global capital flows and assessments of geopolitical factors. The Loomis team then develops shorter-term portfolio strategies based on factors including, but not limited to, economic, credit and Federal Reserve cycles, top-down sector valuations and bottom-up security valuations. The Loomis team employs active risk management, with a focus on credit, interest rate and currency risks. Additionally, the Loomis team will use risk management tools in constructing and optimizing the portfolio and seek to manage risk on an ongoing basis. The Loomis team expects to actively evaluate each investment idea based upon its return potential, its level of risk and its fit within the team’s overall macro strategy when deciding whether to buy or sell investments, with the goal of continually optimizing the portfolio.

The Loomis team seeks to gain a performance edge by integrating the global macro themes with Loomis’ best bottom-up security selection, risk analysis and trading capabilities to create the best expected risk/return portfolio. The Loomis team will pursue its investment goal by obtaining long investment exposures through direct cash investments and derivatives and short investment exposures substantially through derivatives. A “long” investment exposure is an investment that rises in value with a rise in the value of an asset, asset class or index and declines in value with a decline in the value of that asset, asset class or index. A “short” investment exposure is an investment that rises in value with a decline in the value of an asset, asset class or index and declines in value with a rise in the value of that asset, asset class or index. The Loomis team’s long and short investment exposures may, at times, each reach 150% of the assets invested in this segment of the Alternative Strategies Fund (excluding instruments primarily used for duration management and short-term investments (such as cash and money market instruments)), although these exposures may be higher or lower at any given time.

Investments: In connection with its principal investment strategies, the Loomis team may invest in a broad range of U.S. and non-U.S. fixed income securities, including, but not limited to, corporate bonds, municipal securities, U.S. and non-U.S. government securities (including their agencies, instrumentalities and sponsored entities), securities of supranational entities,

50	Litman Gregory Funds Trust

emerging market securities, commercial and residential mortgage-backed securities, CMOs, other mortgage-related securities (such as adjustable rate mortgage securities), asset backed securities, bank loans, collateralized loan obligations (“CLOs”), convertible bonds, Rule 144A securities, REITs, zero-coupon securities, step coupon securities, pay-in-kind securities, inflation-linked bonds, variable and floating rate securities, private placements and commercial paper and preferred securities. Additionally, the Strategic Alpha Strategy involves limited investments in equities and exchange-traded funds.

Non-U.S. Currency Investments: Under normal market conditions, the Loomis team may engage in a broad range of transactions involving non-U.S. and emerging market currencies, including, but not limited to, purchasing and selling forward currency exchange contracts in non-U.S. or emerging market currencies, investing in non-U.S. currency futures contracts, investing in options on non-U.S. currencies and non-U.S. currency futures, investing in cross currency instruments (such as swaps), investing directly in non-U.S. currencies and investing in securities denominated in non-U.S. currencies. The Loomis team may also engage in non-U.S. currency transactions for investment or for hedging purposes.

Derivative Investments: For investment and hedging purposes, the Loomis team may invest substantially in a broad range of derivatives instruments, particularly credit default swaps and futures contracts, and sometimes the majority of its investment returns will derive from its derivative investments. These derivative instruments include, but are not limited to, futures contracts (such as treasury futures and index futures), forward contracts, options (such as options on futures contracts, options on securities, interest rate/bond options, currency options, options on swaps and OTC options), warrants (such as non-U.S. currency warrants) and swap transactions (such as interest rate swaps, total return swaps and index swaps). In addition, the Loomis team may invest in credit derivative products that may be used to manage default risk and credit exposure. Examples of such products include, but are not limited to, credit default swap index products (such as LCDX, CMBX and ABX index products), single name credit default swaps, loan credit default swaps and asset-backed credit default swaps. Derivative instruments (such as those listed above) can be used to acquire or to transfer the risk and returns of a security without buying or selling the security. The Loomis team’s strategy may be highly dependent on the use of derivatives, and to the extent that they become unavailable or unattractive the Loomis team may be unable to fully implement its investment strategy. For a detailed discussion of various types of derivatives in which the Alternative Strategies Fund may invest, including the risks of investing in such derivatives, please refer to the Description of Principal Investment Risks section in the Prospectus and the SAI.

The Loomis team is not limited as to the duration of its portfolio, which will change over time but is likely to be within a range of -5 years to +10 years.

Arbitrage Strategy

John Orrico, CFA

Todd Munn

Roger Foltynowicz, CFA, CAIA

Gregg Loprete

Water Island Capital LLC

41 Madison Avenue, 42nd Floor

New York, NY 10010

John Orrico, Todd Munn, Roger Foltynowicz, and Gregg Loprete are the co-portfolio managers responsible for the arbitrage strategy (the “Arbitrage Strategy”), which is the segment of the Alternative Strategies Fund’s assets managed by Water Island Capital, LLC (“Water Island”). Orrico founded Water Island in 2000 and serves as its President, Chief Investment Officer and Portfolio Manager. He is the co-portfolio manager of The Arbitrage Fund. Prior to founding Water Island, Orrico worked at Gruss & Co., focusing on merger arbitrage and special situations. He has worked in the financial services industry since 1982, when he started his career in the Corporate Finance group at Morgan Stanley & Co. Munn joined Water Island in 2003 and is a portfolio manager on the firm’s merger arbitrage strategy. He serves a co-portfolio manager of The Arbitrage Fund and co-portfolio manager of The Arbitrage Event-Driven Fund. Foltynowicz joined Water Island in 2003 and is currently a portfolio manager on the firm’s merger arbitrage strategy. He serves as co-portfolio manager of The Arbitrage Fund and co-portfolio manager of The Arbitrage Event-Driven Fund. Loprete joined Water Island in 2009 and is a portfolio manager on the firm’s credit opportunities strategy. He serves as co-portfolio manager of The Arbitrage Event-Driven Fund and co-portfolio manager of The Arbitrage Credit Opportunities Fund. Water Island has been a sub-advisor to the Alternative Strategies Fund since the Alternative Strategies Fund’s inception in 2011.

Investment Strategy: The Water Island team seeks to generate long-term returns of at least mid-single-digits with low correlation to the equity and bond markets. This objective is pursued by investing in equity and debt securities of companies that are impacted by corporate events such as mergers, acquisitions, restructurings, refinancings, recapitalizations, reorganizations or other special situations. More specifically, the Water Island team executes three strategies: merger arbitrage, equity special situations, and opportunistic credit. The Water Island team may invest in both U.S. and non-U.S. securities. The Water Island team intends to focus the portfolio in only their highest conviction risk-adjusted ideas across these strategies, and will, to a limited extent, employ leverage within the Arbitrage Strategy. There can be no assurance that the Arbitrage Strategy will achieve its investment objective.

Merger Arbitrage: Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin offs, liquidations and other corporate reorganizations. When a merger or acquisition deal is announced, the target’s stock price typically appreciates because the acquirer typically pays a premium relative to the

Litman Gregory Masters Alternative Strategies Fund – Sub-Advisors	51

Litman Gregory Masters Alternative Strategies Fund – Sub-Advisors — (Continued)

current market price. Until the deal closes, however, the target’s stock price generally trades at a discount to the deal price. This discount is called “the spread.” The spread typically exists because investors demand compensation for the risk that the deal may fail to close and for the time value of money for the time it takes the deal to close. The most common arbitrage activity, and the approach the Water Island team generally will use, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Water Island team may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short. The Water Island team may also execute the merger arbitrage strategy by using a company’s debt.

Credit Opportunities: Opportunistic credit investing is a highly specialized strategy that seeks to profit from investments in debt securities where the likely return will be more correlated with the outcome of specific catalysts or events rather than overall market direction. These catalysts and events include mergers, acquisitions, debt maturities, refinancings, regulatory changes, recapitalizations, reorganizations, restructurings and other special situations. Water Island also uses a relative value approach and may express positive views on specific issuers by taking long positions in cash bonds and/or derivatives and negative views on specific issuers by taking short positions in cash bonds and/or derivatives. Water Island uses fundamental research to identify mispricings or inefficiencies in these situations and assesses their potential impact on security prices. The opportunistic credit strategy may utilize investment strategies such as convertible arbitrage and capital structure arbitrage to achieve its goals. Convertible arbitrage is a specialized strategy that seeks to profit from mispricing between a firm’s convertible securities and its underlying equity. The most common convertible arbitrage approach, and the strategy the Water Island team generally will use, matches a long position in the convertible security with a short position in the underlying common stock. The Water Island team seeks to purchase convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements. As stock prices rise and the convertible security becomes more equity sensitive, the Water Island team will sell short additional common shares in order to maintain the relationship between the convertible and the underlying common stock. As stock prices fall, the Water Island team will typically buy back a portion of shares it had sold short. Positions are typically designed to earn income from coupon or dividend payments and from the short sale of common stock. Capital structure arbitrage seeks to profit from relative pricing discrepancies between related debt and/or equity securities. For example, the Water Island team may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher.

Equity Special Situations: Equity special situations investing is a specialized strategy that seeks to profit from equity investments when news and events create misperception of a company’s correct stock price. Examples of such news and events, which Water Island refers to as “investment opportunities,” include, but are not limited to: changes in industry or sector fundamentals, announcements or potential announcements of restructurings (bankruptcies, spinoffs, and asset sales), mergers and acquisitions, earnings results and outlook, regulatory changes and litigation. The Water Island team’s investment approach is to identify these differences and to tactically purchase or sell short such securities in order to achieve the Fund’s objective.

Among these strategies, merger arbitrage is typically a core allocation within the portfolio. The Water Island team will typically be long the target’s shares and short the acquirer’s stock (to hedge the market risk where the acquirer is using stock and not cash to fund the acquisition). The Water Island team will also use options in an attempt to hedge deal-specific and market risks, especially in the case of cash-only deals where the team will only purchase long the target’s stock.

To answer the fundamental questions, the Water Island team reviews SEC filings, engages with sell-side and buy-side analysts, participates in company conference calls where management explains the rationale behind the merger, talks to key shareholders to assess how they will vote on the deal, assesses competitors, suppliers, and customers to evaluate, for example, overlaps in products and services that might not pass regulatory scrutiny, and, in some cases, consults with regulatory experts on antitrust matters, and discusses with lawyers to get a legal opinion, especially if the deal involves regulators in multiple jurisdictions. The Water Island team builds pro-forma balance-sheet, income, and cash-flow statements, typically looking out 12 months, to see where the synergies of the combined entity may lie.

A key area of emphasis for the Water Island team is assessing the downside risk associated with deal failure. Either a decrease in the share price of the target or an increase in the share price of the acquirer would have negative implications, so the Water Island team performs valuation analysis to assess downside from a deal break. This analysis involves looking at how the companies have traded relative to their own history and peers. There are other considerations as well, including whether or not the target’s share price prior to the deal announcement had an embedded “acquisition premium,” which may lead the team to adjust their downside risk assessment.

The Water Island team will have exposure to foreign deals on a limited basis because deals outside of the U.S. often involve additional complexities and risks, including different laws and regulations than the U.S., along with currency risks. Given a similar risk/reward in a foreign deal and a U.S. deal, the Water Island team will generally lean toward the latter.

The SAI provides additional information about each sub-advisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

52	Litman Gregory Funds Trust

Shareholder Services

Each Fund is a no-load fund, which means that you pay no sales commissions of any kind. Each business day that the New York Stock Exchange (“NYSE”) is open, each Fund calculates its share price, which is also called the Fund’s NAV per share. Shares are purchased at the next share price calculated after your accepted investment is received. Share price is calculated as of the close of the NYSE, normally 4:00 p.m. Eastern Time.

Eligibility

The Funds are not registered for sale outside of the United States and are available for purchase only by residents of the United States of America, the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands.

Description of Classes

The Trust has adopted a multiple class plan. The Smaller Companies Fund offers a single class of shares – Institutional Class shares – in this Prospectus. The Equity Fund, International Fund and Alternative Strategies Fund each offer two classes of shares – Institutional Class shares and Investor Class shares – in this Prospectus. The two different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below:

•	Institutional Class shares are not charged a Rule 12b-1 distribution and servicing fee, and are sold with no sales load.

•	Investor Class shares are charged a 0.25% Rule 12b-1 distribution and servicing fee, and are sold with no sales load.

How to Buy Shares

Step 1

The first step is to determine the type of account you wish to open. The following types of accounts are available to investors:

Individual or Joint Accounts

For your general investment needs:

Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).

Retirement Accounts

Retirement accounts allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts (such as individual retirement accounts (“IRAs”), rollover IRAs, Simplified Employee Pension (SEP) plans and Roth IRAs) require specific applications and typically have lower minimums.

Other retirement plans, such as Keogh or corporate profit-sharing plans, 403(b) plans and 401(k) plans, may invest in the Funds. All of these accounts need to be established by the plan’s trustee. The Funds do not offer versions of these plans.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need an IRA Application and Adoption Agreement. Retirement investing also involves separate investment procedures.

Gifts or Transfers to Minors (UGMA and UTMA)

To invest for a child’s education or other future needs:

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to a statutorily-defined amount per year per child without paying a federal gift tax. Such amount is subject to change each year. For 2018, the amount is $15,000. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (“UGMA”) or the Uniform Transfers to Minors Act (“UTMA”).

Trust

For money being invested by a trust:

The trust must be established before an account can be opened. The Funds may require additional documentation regarding the formation of the trust prior to establishing an account.

Business or Organization

For investment needs of corporations, associations, partnerships or other groups:

The Funds do not require a special application. However, the Funds may require additional information prior to establishing an account.

Step 2

How to Choose a Share Class

Before you buy shares in any Fund, you need to decide which class of shares best suits your needs. The Smaller Companies Fund offers a single class of shares – Institutional Class shares – in this Prospectus. The Equity Fund, International Fund and Alternative Strategies Fund each offer two classes of shares – Institutional Class shares and Investor Class shares – in this Prospectus. Each class is essentially identical in legal rights and invests in the same portfolio of securities. The difference in the fee structures between the classes for a Fund is primarily the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by Litman Gregory for investment advisory services. Accordingly, the investment advisory expenses do not vary by class for a Fund.

Conversion Feature

Subject to Litman Gregory’s approval and based on current Internal Revenue Service (“IRS”) guidance, if investors currently holding Investor Class shares meet the criteria for eligible investors and would like to convert to Institutional Class shares, there should be no tax consequences to the converting investor and investors are not subject to the redemption/exchange fees. To inquire about converting your Investor Class shares to Institutional Class shares, please call 1-800-960-0188.

Investor Class Shares

Investor Class shares may be appropriate if you intend to retain the services of a financial adviser, mutual fund supermarket, retirement plan or other financial intermediary. Investor Class

Shareholder Services	53

Shareholder Services — (Continued)

shares cannot be purchased directly from the Funds that offer such class. Investor Class shares have adopted a Distribution and Shareholder Servicing Plan (the “Distribution Plan”), pursuant to which each Investor Class may pay up to 0.25% of its average annual net assets to financial planners, mutual fund supermarkets, or any other persons that render assistance in distributing or promoting the sale of shares or that provide certain shareholder services.

Institutional Class Shares

Institutional Class shares may be appropriate if you intend to make your own investment decisions and will invest directly with the Funds. The Distribution Plan does not apply to the Institutional Class shares, and as a result, the Institutional Class of a Fund has a lower expense ratio than the Investor Class of the same Fund, which will result in higher investment returns for the Institutional Class over time.

Step 3

The third step involves determining the amount of your investment. The Funds have established the following minimum investment levels for your initial investment, additional investments and ongoing account balances for Institutional Class shares (all Funds) and Investor Class shares (Equity Fund, International Fund and Alternative Strategies Fund only):

Smaller Companies Fund
Type of Account	Minimum Initial Investment	Minimum Additional Investment	Minimum Account Balance
Regular
- Institutional Class	$10,000	$250	$2,500
Retirement Account
- Institutional Class	$1,000	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500

Equity Fund, International Fund, and Alternative Strategies Fund
Regular
- Institutional Class	$100,000	$250	$2,500
- Investor Class	$1,000	$100	$250
Retirement Account
- Institutional Class	$5,000	$100	$250
- Investor Class	$500	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500
- Investor Class	$2,500	$250	$2,500

Litman Gregory may waive the minimum investment from time to time in its discretion.

Step 4

The fourth step involves completing your application to open your account. All shareholders must complete and sign an application in order to establish their account. The type of application depends on the type of account you chose to open. Regular investment accounts, including individual, joint tenant, UGMA, UTMA, business, or trust accounts, must complete the Funds’ standard account application. Shareholders who wish to establish retirement accounts must complete the IRA application and adoption agreement. Shareholders who wish to transfer retirement holdings from another custodian must also complete the IRA Transfer of Assets Form. Be sure to complete the section of the account application indicating the amount you are investing in each Fund.

Step 5

The final step in opening your account is to mail the completed account application, along with your check payable to the Litman Gregory Masters Funds. The Funds do not accept third-party checks, money orders, cashiers checks, starter checks, official bank checks, credit cards, cash or checks or wires from foreign financial institutions. If you send any of these instruments, your purchase order will be rejected, and your investment in the Funds will be delayed.

The mailing addresses for the Funds are:

For Regular Delivery:

Litman Gregory Funds Trust

c/o	DST Asset Manager Solutions, Inc.

P.O. Box 219922

Kansas City, MO 64121-9922

For Overnight Delivery:

Litman	Gregory Funds Trust
c/o	DST Asset Manager Solutions, Inc.

330 West Ninth Street

Kansas City, MO 64105

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Compliance Program. Until such verification is made, the Funds may temporarily limit share purchases. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. If you are opening an account in the name of a legal entity (e.g., a partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Your information will be handled by us as discussed in our privacy notice. Please contact the Transfer Agent at 1-800-960-0188 if you need additional assistance when completing your application.

If you wish to open or add to your account by wire, please call 1-800-960-0188 for instructions.

After your account is open, you may increase the amount of your investment by:

•	Mailing a check to the above addresses along with a letter or the form at the bottom of your account statement. Be sure to put your account number on your check and in your letter,

54	Litman Gregory Funds Trust

and please refer to Step 4 above for a list of instruments that will not be accepted for investment.

•	Wiring money from your bank. Call 1-800-960-0188 for instructions.

•	Making automatic investments if you signed up for the Automatic Investment Plan when you opened your account.

How to Sell Shares

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV per share (share price) calculated after your order is received.

To sell shares in a non-retirement account, you may use any of the methods described in this section. To sell shares in a retirement account, your request must be made in writing.

Certain requests must include a medallion guarantee. This is designed to protect you and each Fund from fraud. Your request must be made in writing and include a medallion guarantee if any of the following situations apply:

•	You wish to redeem more than $25,000 worth of shares.

•	Your account registration information has changed within the past 30 days.

•	The redemption check is being mailed to a different address from the one on your account (address of record).

•	The check is being made payable to someone other than the account owner.

Please note that there may be other special cases in which a Medallion Guarantee may be required. Each signature must be guaranteed by an eligible signature guarantor, which must participate in the Securities Transfer Agents Medallion Program (STAMP), the leading signature guarantee program recognized by all major financial service associations throughout the United States and Canada. You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a medallion guarantee.

Selling Shares by Letter

Write and sign a “letter of instruction” with:

Your Name

Your Fund’s account number

The dollar amount or number of shares to be redeemed

Please note the following special requirements for redeeming shares for different types of accounts:

•	Individual, Joint Tenant, Sole Proprietorship, UGMA or UTMA Accounts: The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

•	Retirement Account: The account owner should complete a Retirement Distribution Form. Call 1-800-960-0188 to request one.
•	Trust Account: The trustee must sign the letter indicating capacity as trustee. If a trustee’s name is not in the account registration, provide a copy of the trust document certified within the past 60 days.

•	Business or Organization: At least one person authorized by corporate resolutions to act on the account must sign the letter. Include a corporate resolution (certified within the past 6 months) with corporate seal or medallion guarantee.

•	Executor, Administrator, Conservator or Guardian: Call 1-800-960-0188 for instructions.

Unless otherwise instructed, the Funds will send a check to the address of record.

Mail your letter to:

For Regular Delivery:

Litman Gregory Funds Trust

c/o	DST Asset Manager Solutions, Inc.

P.O. Box 219922

Kansas City, MO 64121-9922

For Overnight Delivery:

Litman Gregory Funds Trust

c/o	DST Asset Manager Solutions, Inc.

330 West Ninth Street

Kansas City, MO 64105

Selling Shares by Telephone

You must select this option on your account application if you wish to use telephone redemption; it is not automatically available. If you selected the telephone redemption option on your account application, you can sell shares simply by calling 1-800-960-0188. If you wish to add this feature to your account, you must do so in writing at least 30 days in advance of any telephonic redemption. The amount you wish to redeem (up to $25,000) will be sent by check to the address of record. This option is not available for retirement accounts.

Selling Shares by Wire

You must sign up for the wire feature before using it. To verify that it is in place, please call 1-800-960-0188. Wire redemptions may be processed for amounts between $5,000 and $25,000. Your wire redemption request must be received by the Funds before 4:00 p.m., Eastern Time for money to be wired the next business day. This option is not available for retirement accounts.

Shareholder and Account Policies

Statements, Reports, and Inquiries

Statements and reports that each Fund sends you include the following:

•	Confirmation statements (after every transaction that affects your account balance or your account registration)

•	Financial reports (every six months)

•	Account statements (every six months)

DST Asset Manager Solutions, Inc. (formerly, Boston Financial Data Services), the Funds’ transfer agent, is located at 330 West Ninth Street, Kansas City, Missouri, 64105. You may call the Transfer Agent at 1-800-960-0188 if you have questions about your account.

Shareholder Services	55

Shareholder Services — (Continued)

ALPS Distributors, Inc., the Funds’ principal underwriter, is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Exchange Privilege

Exchanges of shares between classes are permitted only as follows: (i) a class of shares of a Fund may be exchanged for the same class of shares of another Fund; and (ii) the Investor Class shares of a Fund may be exchanged for the Institutional Class shares of the same Fund, if the investor is eligible to invest in the Institutional Class shares of that Fund. Shareholders may exchange shares by mailing or delivering written instructions to the Transfer Agent. Such exchange will be treated as a sale of shares and may result in taxable gains. Please specify the names and class of the applicable Fund(s), the number of shares or dollar amount to be exchanged, and your name and account number. You may not utilize an exchange to establish an account into a closed fund.

Exchanging Shares by Telephone

You must select this option on your account application if you wish to use telephone exchange; it is not automatically available. If you selected the telephone exchange option on your account application, you may also exchange shares (maximum $25,000 worth) by calling the Transfer Agent at 1-800-960-0188 between 9:00 a.m. and 4:00 p.m. Eastern Time on a day that the NYSE is open for normal trading. A Fund will suspend, without notice, the exchange privilege on any accounts it reasonably believes are being used by “market timers.”

Automatic Investment/Withdrawal Plans

One easy way to pursue your financial goals is to invest money regularly. The Funds offer a convenient service that lets you transfer money into your Fund account automatically. Although Automatic Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals. The investment will automatically be processed through the Automated Clearing House (ACH) system. Shares will be issued at the NAV per share after the Fund accepts your order, which will typically be the day after you provide proper instructions to the Transfer Agent (assuming you do so prior to the close of the NYSE).

A systematic withdrawal plan permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of $5,000 or more. Payments may be sent electronically to your bank of record or to you in check form. Certain restrictions apply for retirement accounts. Call 1-800-960-0188 for more information.

Share Price

Each Fund is open for business each day the NYSE is open. Each Fund calculates its NAV per share as of the close of business of the NYSE, normally 4:00 p.m., Eastern Time.

Each Fund’s NAV per share is the value of a single share. The NAV per share is computed by adding the value of each Fund’s investments, cash and other assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. The NAV per share is also the redemption price (price to sell one share).

Each Fund’s assets are valued primarily on the basis of market quotations. Securities and other assets for which reliable market quotations are not readily available will be valued at their fair value as determined under the guidelines established by, and under the general supervision and responsibility of, the Board. Fair value pricing is intended to be used as necessary in order to accurately value the Funds’ portfolio securities and their respective NAVs. The SAI further describes the Funds’ valuation procedures. Since securities that are primarily listed on foreign exchanges may trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s securities (and thereby its NAV) may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

General Purchase Information

•	All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

•	The Funds do not accept cash, money orders, cashiers checks, starter checks, official bank checks, credit cards or third-party checks. If you send any of these instruments, your purchase order will be rejected, and your investment in the Funds will be delayed.

•	If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees the Funds or the Transfer Agent incur.

•	Your ability to make automatic investments may be immediately terminated if any item is unpaid by your financial institution.

•	Each Fund reserves the right to reject any purchase order. For example, a purchase order may be refused if, in Litman Gregory’s opinion, it is so large that it would disrupt management of the Funds. Orders will also be rejected from persons believed by the Fund to be “market timers.”

12b-1 Plan

The Trust has adopted the “Distribution Plan” under the Investment Company Act of 1940, as amended, on behalf of the Equity Fund, International Fund and Alternative Strategies Fund. Under the Distribution Plan, the Equity Fund, International Fund and Alternative Strategies Fund are authorized to pay the Funds’ distributor a fee for the sale and distribution of the Investor Class shares of the Equity Fund, International Fund and Alternative Strategies Fund and for related services the Funds’ distributor provides to shareholders of the Investor Class shares. The maximum amount of the fee authorized under the Distribution Plan is 0.25% of average daily net assets attributable to Investor Class shares for the Equity Fund, International Fund and Alternative Strategies Fund. Because this fee is paid out of the assets of the Investor Class of the Equity Fund, International Fund and Alternative Strategies Fund on an on-going basis, over time these fees will increase the cost of your investment in the Equity Fund, International Fund and Alternative Strategies Fund shares and may cost you more than

56	Litman Gregory Funds Trust

paying other types of sales charges. Institutional Class shares are not subject to the Distribution Plan.

Buying and Selling Shares through Financial Intermediaries

You may buy and sell shares of the Funds through certain financial intermediaries (and their agents) that have made arrangements with the Funds to sell their shares. When you place your order with such a financial intermediary or its authorized agent, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next price calculated by the Funds. The financial intermediary (or agent) may hold your shares in an omnibus account in the financial intermediary’s (or agent’s) name, and the financial intermediary (or agent) maintains your individual ownership records. The Funds may pay the financial intermediary (or agent) a fee for performing this account maintenance service. The financial intermediary (or agent) may charge you a fee for handling your order, which may be in addition to the fees described in this Prospectus. The financial intermediary (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds’ Prospectus.

Redemptions

•	After the Trust has received your redemption request and all proper documents, payment for shares tendered will generally be made within (i) one to three business days for redemptions made by wire, and (ii) three to five business days for ACH redemptions. Normally, redemption payments by check will be mailed to you on the next business day, but your actual receipt of the check will be subject to postal delivery schedules and timing. If making immediate payment could adversely affect the Funds, it may take up to seven days to pay you. The Funds may also delay payment if there have been changes in your mailing address or account registration within 30 days of the date of the redemption.

•	A Fund typically expects to meet redemptions with positive cash flows. When that cash is not available, the Fund will seek to maintain its portfolio weightings by selling a cross-section of the Fund’s holdings to meet redemptions.

•	During conditions that make the payment of cash unwise and/or in order to protect the interests of a Fund’s remaining shareholders, you could receive your redemption proceeds in the form of readily marketable securities. Receiving securities instead of cash is called “redemption in kind.” The Funds may redeem shares in kind during both normal and stressed market conditions, including when the amount you are redeeming from a Fund exceeds 1% of the Fund’s net assets or $250,000 during any 90-day period. Generally, in-kind redemptions will be effected through a pro rata distribution of the Fund’s portfolio securities. You may incur brokerage and other costs in converting to cash any securities distributed. It may take up to several weeks for the initial portion of the in-kind securities to be delivered to you, and substantially longer periods for the remainder of the in-kind securities to be delivered to you, in payment of your redemption in kind.
•	Under certain circumstances, including stressed market conditions, a Fund may also borrow money (subject to certain regulatory conditions) through a bank line of credit, including from a joint credit facility, in order to meet redemption requests.

•	Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the SEC.

Policy Regarding Excessive Trading and Market Timing

The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. These policies are summarized below.

Purchases and exchanges of shares of the Funds should be made for long-term investment purposes only. The Funds, as a matter of policy, actively discourage market timing and excessive short term trading and may block accounts or take other action to prevent this type of activity.

Investors seeking to engage in excessive trading or market timing practices may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent such trading, there is no guarantee that the Funds or their agents will be able to identify such investors or curtail their practices. The ability of the Funds and their agents to detect and curtail excessive trading or short term trading practices may also be limited by operational systems and technological limitations. In addition, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these intermediaries or by the use of omnibus account arrangements. Omnibus accounts are common forms of holding Fund shares. Entities utilizing omnibus account arrangements may not identify customers’ trading activity in shares of a Fund on an individual basis (although in order for financial intermediaries to purchase Fund shares in nominee name on behalf of other persons, the Funds are required to enter into shareholder information agreements with the financial intermediaries, which may result in the disclosure of certain identifying information about shareholders to the Funds). Consequently, the Funds may not be able to detect frequent or excessive trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through a broker, dealer or other financial intermediary acting in an omnibus capacity. Also, there may be multiple tiers of these entities, each utilizing an omnibus account arrangement, which may further compound the difficulty to the Funds of detecting excessive or short duration trading activity in Fund shares. In seeking to prevent disruptive trading practices in the Funds, the Funds and their agents consider the information actually available to them at the time.

Each Fund reserves the right in its discretion to reject any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity in Fund shares Litman Gregory believes could be harmful to a Fund). The Funds may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent

Shareholder Services	57

Shareholder Services — (Continued)

purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Frequent purchases and redemptions of a Fund’s shares may present certain risks for the Fund and its shareholders. These risks may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolios and increased brokerage and administrative costs. A Fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. The Funds may, and the International Fund will, invest in non-U.S. securities; accordingly, there is an additional risk of undetected frequent trading in Fund shares by investors who attempt to engage in time zone arbitrage. There can be no assurance that the Funds or Litman Gregory will identify all frequent purchase and sale activity affecting a Fund.

Each Fund May Close Small Accounts. Due to the relatively high cost of maintaining smaller accounts, the shares in your account (unless it is a retirement plan or custodial account) may be redeemed by a Fund if, due to redemptions you have made, the total value of your account is reduced to less than $2,500 (unless you invest in Investor Class shares only, in which case less than $250). If a Fund decides to make such an involuntary redemption, you will first be notified that the value of your account is less than $2,500 (or $250, as applicable), and you will be allowed 30 days to make an additional investment to bring the value of your account to at least $2,500 (or $250, as applicable) before a Fund takes any action.

Unclaimed Property. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

Dividends, Capital Gains and Taxes

The Funds generally distribute substantially all of their net income and capital gains, if any, to shareholders each year. Normally, dividends and capital gains are distributed annually in November or December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-960-0188 for instructions. The Funds offer three options:

•	Reinvestment Option. Your dividend and capital gains distributions will be reinvested automatically in additional shares of the Funds. If you do not indicate a choice on your application, you will be assigned this option.

•	Income-Earned Option. Your capital gains distributions will be reinvested automatically, but you will be sent a check for each dividend distribution.

•	Cash Option. You will be sent a check for your dividend and capital gains distributions ($10 minimum check amount). The

Funds will automatically reinvest all distributions under $10 in additional shares of the Funds, even if you have elected the cash option. If the U.S. Postal Service cannot deliver your check or if your check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

For retirement accounts, all distributions are automatically reinvested. When you are over 59 1⁄2 years old, you can receive distributions in cash.

When a Fund deducts a distribution from its NAV, the reinvestment price is the Fund’s NAV per share at the close of business that day. Cash distribution checks will be mailed within seven days.

Understanding Distributions

As a Fund shareholder, you are entitled to your share of the Fund’s net income and gains on its investments. The Funds pass their earnings along to investors as distributions. Each Fund earns dividends from stocks and interest from short-term investments. These are passed along as dividend distributions. Each Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gains distributions.

Taxes

As with any investment, you should consider how your investment in each Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.

Taxes on Distributions. Distributions are subject to federal income tax and may also be subject to state and local taxes. If you live outside of the United States, your distributions could also be taxed by the country in which you reside, as well as potentially subject to U.S. withholding taxes. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. Distributions declared in December and paid in January, however, are taxable as if they were paid on December 31.

For federal income tax purposes, each Fund’s income and short-term capital gains distributions are taxed as regular or “qualified” dividends; long-term capital gains distributions are taxed as long-term capital gains. Every January, each Fund will send you and the IRS a statement showing the taxable distributions.

Taxes on Transactions. Your redemptions, including transfers between Funds, are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them. Whenever you sell shares of a Fund, the Fund will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. It is up to you or your tax preparer, however, to determine whether the sales resulted in a capital gain and, if so, the amount of the tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

58	Litman Gregory Funds Trust

“Buying a Dividend.” If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

There are tax requirements that all funds must follow in order to avoid federal income taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instruments.

When you sign your account application, you will be asked to certify that your Social Security or Taxpayer Identification number is correct and that you are not subject to 28% withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a Fund to withhold 28% of your taxable distributions and redemptions.

Shareholder Services	59

Index Descriptions

The 3-Month LIBOR represents the average interest rate at which a selection of banks in London are prepared to lend to one another in American dollars with a maturity of 3 months.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

The Morningstar Foreign Large Blend Category measures the performance of foreign large-blend funds which invest in a variety of big international stocks. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand. These funds typically will have less than 20% of assets invested in U.S. stocks.

The Morningstar Large Blend Category measures the performance of large-blend funds which have portfolios that are fairly representative of the overall stock market in size, growth rates, and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds returns are often similar to those of the S&P 500 Index.

The Morningstar Small Blend Category measures the performance of small-blend funds which favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages.

The Morningstar Multialternative Category measures the performance of funds that use a combination of alternative strategies such as taking long and short positions in equity and debt, trading futures, or using convertible arbitrage, among others. Funds in this category have a majority of their assets exposed to alternative strategies and include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes.

The MSCI ACWI ex-U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

The MSCI EAFE Index comprises the MSCI country indices that represent developed markets outside of North America: Europe, Australasia and the Far East and is used to measure international equity performance.

The Russell 1000® Index measures the performance of the 1,000 largest U.S. companies of the Russell 3000® Index.

The Russell 2000® Index measures the performance of the 2,000 smallest U.S. companies of the Russell 3000® Index.

The Russell 3000® Index is a broad-based index that measures the performance of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market.

Direct investment in an index is not possible.

Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates, or any third party involved in or related to compiling, computing, or creating the data have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

60	Litman Gregory Funds Trust

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five -years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This financial information has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report to Shareholders, which is available upon request.

For a capital share outstanding throughout each year

	LITMAN GREGORY MASTERS EQUITY FUND
	Institutional Class
	Year Ended December 31,
	2017	2016	2015		2014	2013
Net asset value, beginning of year	$17.02	$16.08	$18.01		$17.98	$13.88

Income from investment operations:
Net investment income (loss)	(0.01)[1]	0.13 [1]	0.07	[1]	(0.01)[1]	(0.04)
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	3.61	1.81	(0.41)		2.02	4.88

Total income (loss) from investment operations	3.60	1.94	(0.34)		2.01	4.84

Less distributions:
From net investment income	—	(0.14)	(0.06)		—	—
From net realized gains	(1.52)	(0.86)	(1.53)		(1.98)	(0.74)

Total distributions	(1.52)	(1.00)	(1.59)		(1.98)	(0.74)

Redemption fee proceeds	—	—	—		— ^	— ^

Net asset value, end of year	$19.10	$17.02	$16.08		$18.01	$17.98

Total return	21.15%	11.98%	(1.87)%		11.07%	35.14%

Ratios/supplemental data:
Net assets, end of year (millions)	$339.5	$313.5	$321.2		$419.6	$420.2

Ratios of total expenses to average net assets:
Before fees waived	1.27%[2]	1.27%[2]	1.28%[2]		1.27%	1.30%

After fees waived	1.15%[2,3]	1.17%[2,3]	1.18	%[2],3	1.17%[3]	1.23%[3]

Ratio of net investment income (loss) to average net assets	(0.07)%[2]	0.78%[2]	0.37%[2]		(0.03)%	(0.27)%

Portfolio turnover rate	33.49%[4]	26.98%[4]	33.94%[4]		52.70%[4]	113.28%[4]

^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[3]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[4]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Financial Highlights	61

Financial Highlights — (Continued)

For a capital share outstanding throughout each year

	LITMAN GREGORY MASTERS EQUITY FUND
	Investor Class
	Year Ended December 31,
	2017	2016	2015		2014	2013
Net asset value, beginning of year	$16.82	$15.90	$17.83		$17.87	$13.79

Income from investment operations:
Net investment income (loss)	(0.06)[1]	0.08 [1]	0.02	[1]	(0.05)[1]	(0.11)
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	3.57	1.80	(0.39)		1.99	4.93

Total income (loss) from investment operations	3.51	1.88	(0.37)		1.94	4.82

Less distributions:
From net investment income	—	(0.10)	(0.03)		—	—
From net realized gains	(1.52)	(0.86)	(1.53)		(1.98)	(0.74)

Total distributions	(1.52)	(0.96)	(1.56)		(1.98)	(0.74)

Redemption fee proceeds	—	—	—		—	—

Net asset value, end of year	$18.81	$16.82	$15.90		$17.83	$17.87

Total return	20.87%	11.72%	(2.08)%		10.75%	35.22%

Ratios/supplemental data:
Net assets, end of year (thousands)	$62.3	$99.5	$122.5		$76.7	$91.7

Ratios of total expenses to average net assets:
Before fees waived	1.52%[2]	1.51%[2]	1.53%[2]		1.52%	1.55%

After fees waived	1.40%[2,3]	1.42%[2,3]	1.43	%[2],3	1.42%[3]	1.48%[3]

Ratio of net investment income (loss) to average net assets	(0.31)%[2]	0.48%[2]	0.09%[2]		(0.28)%	(0.52)%

Portfolio turnover rate	33.49%[4]	26.98%[4]	33.94%[4]		52.70%[4]	113.28%[4]

[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[3]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[4]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

62	Litman Gregory Funds Trust

For a capital share outstanding throughout each year

	LITMAN GREGORY MASTERS INTERNATIONAL FUND
	Institutional Class
	Year Ended December 31,
	2017	2016	2015		2014	2013
Net asset value, beginning of year	$14.77	$16.13	$17.36		$18.06	$15.02

Income from investment operations:
Net investment income	0.20 [1,2]	0.23 [1]	0.22	[1]	0.17 [1]	0.18
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	3.28	(0.98)	(1.18)		(0.66)	3.04

Total income (loss) from investment operations	3.48	(0.75)	(0.96)		(0.49)	3.22

Less distributions:
From net investment income	(0.52)	(0.61)	(0.27)		(0.21)	(0.18)
From net realized gains	—	—	—		—	—

Total distributions	(0.52)	(0.61)	(0.27)		(0.21)	(0.18)

Redemption fee proceeds	—	—	—	^	— ^	— ^

Net asset value, end of year	$17.73	$14.77	$16.13		$17.36	$18.06

Total return	23.61%	(4.61)%	(5.52)%		(2.72)%	21.47%

Ratios/supplemental data:
Net assets, end of year (millions)	$681.1	$621.3	$1,021.1		$1,175.7	$1,328.2

Ratios of total expenses to average net assets:
Before fees waived	1.26%[3]	1.28%[4]	1.24%[3]		1.24%	1.30%

After fees waived	0.98%[3,5]	1.00%[4,5]	0.99	%[3],5	1.03%[5]	1.11%[5]

Ratio of net investment income to average net assets	1.18%[2,3]	1.51%[4]	1.22%[3]		0.94%	1.02%

Portfolio turnover rate	41.90%[6]	43.84%[6]	51.68%[6]		70.08%[6]	112.35%[6]

^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes non-cash distributions amounting to $0.06 per share and 0.35% of average daily net assets.
[3]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[4]	Includes Interest & Dividend expenses of 0.01% of average net assets.
[5]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[6]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Financial Highlights	63

Financial Highlights — (Continued)

For a capital share outstanding throughout each year

	LITMAN GREGORY MASTERS INTERNATIONAL FUND
	Investor Class
	Year Ended December 31,
	2017	2016	2015		2014	2013
Net asset value, beginning of year	$14.68	$16.02	$17.22		$17.92	$14.92

Income from investment operations:
Net investment income	0.09 [1,2]	0.21 [1]	0.17	[1]	0.12 [1]	0.12
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	3.34	(1.00)	(1.15)		(0.65)	3.03

Total income (loss) from investment operations	3.43	(0.79)	(0.98)		(0.53)	3.15

Less distributions:
From net investment income	(0.28)	(0.55)	(0.22)		(0.17)	(0.15)
From net realized gains	—	—	—		—	—

Total distributions	(0.28)	(0.55)	(0.22)		(0.17)	(0.15)

Redemption fee proceeds	—	—	—		—	— ^

Net asset value, end of year	$17.83	$14.68	$16.02		$17.22	$17.92

Total return	23.36%	(4.93)%	(5.69)%		(2.98)%	21.12%

Ratios/supplemental data:
Net assets, end of year (millions)	$3.3	$84.9	$245.2		$342.3	$345.4

Ratios of total expenses to average net assets:
Before fees waived	1.55%[3]	1.53%[4]	1.49%[3]		1.49%	1.55%

After fees waived	1.25%[3,5]	1.25%[4,5]	1.23	%[3],5	1.28%[5]	1.36%[5]

Ratio of net investment income to average net assets	0.53%[2,3]	1.40%[4]	0.94%[3]		0.66%	0.76%

Portfolio turnover rate	41.90%[6]	43.84%[6]	51.68%[6]		70.08%[6]	112.35%[6]

^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes non-cash distributions amounting to $0.06 per share and 0.35% of average daily net assets.
[3]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[4]	Includes Interest & Dividend expenses of 0.01% of average net assets.
[5]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[6]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

64	Litman Gregory Funds Trust

For a capital share outstanding throughout each year

	LITMAN GREGORY MASTERS SMALLER COMPANIES FUND
	Institutional Class
	Year Ended December 31,
	2017	2016	2015		2014	2013
Net asset value, beginning of year	$20.71	$17.43	$20.09		$20.94	$15.30

Income from investment operations:
Net investment loss	(0.07)[1]	(0.01)[1]	(0.15)[1]		(0.13)[1]	(0.16)
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments	3.06	3.29	(2.51)		(0.72)	5.80

Total income (loss) from investment operations	2.99	3.28	(2.66)		(0.85)	5.64

Less distributions:
From net investment income	—	—	—		—	—
From net realized gains	—	—	—		—	—

Total distributions	—	—	—		—	—

Redemption fee proceeds	—	—	—		—	— ^

Net asset value, end of year	$23.70	$20.71	$17.43		$20.09	$20.94

Total return	14.44%	18.82%	(13.24)%		(4.06)%	36.86%

Ratios/supplemental data:
Net assets, end of year (millions)	$33.4	$37.2	$41.0		$73.2	$84.4

Ratios of total expenses to average net assets:
Before fees waived	1.74%[2]	1.66%[2]	1.69%[2]		1.54%	1.54%

After fees waived	1.32%[2,3]	1.24%[2,3]	1.59	%[2],3	1.44%[3]	1.47%[3]

Ratio of net investment loss to average net assets	(0.30)%[2]	(0.06)%[2]	(0.75)%[2]		(0.62)%	(0.83)%

Portfolio turnover rate	107.51%	51.32%	60.73%		104.22%	153.56%

^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[3]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.

Financial Highlights	65

Financial Highlights — (Continued)

For a capital share outstanding throughout each year

	LITMAN GREGORY MASTERS ALTERNATIVE STRATEGIES FUND
	Institutional Class
	Year Ended December 31,
	2017		2016		2015		2014		2013
Net asset value, beginning of year	$11.45		$10.99		$11.44		$11.42		$11.01

Income from investment operations:
Net investment income	0.26	[1]	0.31	[1]	0.30	[1]	0.27	[1]	0.26
Net realized gain and net change in unrealized appreciation on investments, foreign currency, short sales, options, futures and swap contract	0.25		0.44		(0.40)		0.14		0.43

Total income (loss) from investment operations	0.51		0.75		(0.10)		0.41		0.69

Less distributions:
From net investment income	(0.27)		(0.29)		(0.32)		(0.31)		(0.28)
From net realized gains	—		—		(0.03)		(0.08)		—

Total distributions	(0.27)		(0.29)		(0.35)		(0.39)		(0.28)

Redemption fee proceeds	—		—		—		—	^	— ^

Net asset value, end of year	$11.69		$11.45		$10.99		$11.44		$11.42

Total return	4.51%		6.87%		(0.77)%		3.58%		6.32%

Ratios/supplemental data:
Net assets, end of year (millions)	$1,828.1		$1,368.9		$1,176.9		$855.2		$600.9

Ratios of total expenses to average net assets:
Before fees waived	1.75%[6]		1.83%[5]		1.94%[4]		1.87%[3]		1.82%[2]

After fees waived	1.66	%[6],7	1.75	%[5],7	1.85	%[4],7	1.74	%3,[7]	1.66%[2,7]

Ratio of net investment income to average net assets	2.25%[6]		2.78%[5]		2.62%[4]		2.32%[3]		2.53%[2]

Portfolio turnover rate	169.34%[8]		142.24%[8]		145.97%[8]		156.88%[8]		179.19%[8]

^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expense of 0.17% of average net assets.
[3]	Includes Interest & Dividend expense of 0.25% of average net assets.
[4]	Includes Interest & Dividend expense of 0.36% of average net assets.
[5]	Includes Interest & Dividend expense of 0.28% of average net assets.
[6]	Includes Interest & Dividend expense of 0.20% of average net assets.
[7]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[8]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

66	Litman Gregory Funds Trust

For a capital share outstanding throughout each year

	LITMAN GREGORY MASTERS ALTERNATIVE STRATEGIES FUND
	Investor Class
	Year Ended December 31,
	2017		2016		2015		2014		2013
Net asset value, beginning of year	$11.46		$11.00		$11.45		$11.43		$11.02

Income from investment operations:
Net investment income	0.23	[1]	0.28	[1]	0.28	[1]	0.24	[1]	0.24
Net realized gain and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	0.25		0.44		(0.40)		0.14		0.43

Total income (loss) from investment operations	0.48		0.72		(0.12)		0.38		0.67

Less distributions:
From net investment income	(0.24)		(0.26)		(0.30)		(0.28)		(0.26)
From net realized gains	—		—		(0.03)		(0.08)		—

Total distributions	(0.24)		(0.26)		(0.33)		(0.36)		(0.26)

Redemption fee proceeds	—		—		—		—	^	— ^

Net asset value, end of year	$11.70		$11.46		$11.00		$11.45		$11.43

Total return	4.14%		6.67%		(0.95)%		3.33%		6.07%

Ratios/supplemental data:
Net assets, end of year (millions)	$206.0		$179.8		$190.6		$166.7		$108.3

Ratios of total expenses to average net assets:
Before fees waived	2.00%[6]		2.08%[5]		2.18%[4]		2.12%[3]		2.07%[2]

After fees waived	1.90	%[6],7	2.00	%[5],7	2.03	%[4],7	1.99	%3,[7]	1.91%[2,7]

Ratio of net investment income to average net assets	2.01%[6]		2.54%[5]		2.44%[4]		2.07%[3]		2.27%[2]

Portfolio turnover rate	169.34%[8]		142.24%[8]		145.97%[8]		156.88%[8]		179.19%[8]

^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expense of 0.17% of average net assets.
[3]	Includes Interest & Dividend expense of 0.25% of average net assets.
[4]	Includes Interest & Dividend expense of 0.36% of average net assets.
[5]	Includes Interest & Dividend expense of 0.28% of average net assets.
[6]	Includes Interest & Dividend expense of 0.20% of average net assets.
[7]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[8]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Financial Highlights	67

Privacy Notice

The Funds may collect non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to non-affiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Funds through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Not Part of Prospectus

Privacy Notice

For More Information

Statement of Additional Information:

The SAI contains additional information about the Funds.

Annual and Semi-Annual Reports:

Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

The SAI and the Funds’ Annual and Semi-Annual Reports to Shareholders are available, without charge, upon request. To request an SAI or the Funds’ Annual or Semi-Annual Reports to Shareholders, or to make shareholder inquiries or to obtain other information about the Funds, please call 1-800-960-0188. You may also obtain a copy of the SAI or Annual or Semi-Annual Reports, free of charge, by accessing the Funds’ website (http://www.mastersfunds.com), or by writing to the Funds.

SEC Contact Information:

If you have access to the Internet, you can view the SAI, the Funds’ Annual or Semi-Annual Reports to Shareholders and other information about the Funds on the EDGAR Database at the Securities and Exchange Commission’s (“SEC”) internet site at www.sec.gov. You may also visit the SEC’s Public Reference Room in Washington, D.C. to review and copy information about the Funds (including the SAI). Information on the operation of the Public Reference Room can be obtained by calling the SEC at (202) 551-8090. You may request copies of information available on the EDGAR Database by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by an electronic request at the following E-mail address: publicinfo@sec.gov. The SEC charges a duplicating fee for this service.

Fund Information:

Fund	Abbreviation	Symbol	CUSIP	Fund Number
Equity Fund	Equity
Institutional Class		MSEFX	53700T108	305
Investor Class		MSENX	53700T504	475
International Fund	Intl
Institutional Class		MSILX	53700T207	306
Investor Class		MNILX	53700T603	476
Smaller Companies Fund	Smaller
Institutional Class		MSSFX	53700T306	308
Alternative Strategies Fund	Alternative
Institutional Class		MASFX	53700T801	421
Investor Class		MASNX	53700T884	447

Website:

www.mastersfunds.com

Litman Gregory Funds Trust P.O. Box 219922 Kansas City, MO 64121-9922 1-800-960-0188	ALPS Distributors, Inc. Denver, Colorado 80203 ©2018 Litman Gregory Fund Advisors, LLC. All rights reserved.

Investment Company Act File No: 811-07763